UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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Ramco Gershenson Properties Trust
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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RAMCO-GERSHENSON PROPERTIES TRUST

31500 NORTHWESTERN HIGHWAY, SUITE 300

FARMINGTON HILLS, MICHIGAN 48334

Dear Shareholder:

We invite you to attend the 2012 Annual Meeting of Shareholders of Ramco-Gershenson Properties Trust (the “Trust”) in person, virtually via the Internet, or by proxy. The meeting will be held on Wednesday, June 6, 2012 at 10:00 a.m., Eastern Time. During the 2012 annual meeting, shareholders will have the opportunity to vote on each item of business described in the enclosed notice of the 2012 annual meeting and accompanying proxy statement.

Shareholders may attend and participate in the annual meeting in person at the offices of Ramco-Gershenson Properties Trust, 31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan 48334. Only shareholders showing proof of ownership will be allowed to attend the meeting in person. You may also attend and participate in the annual meeting virtually via the Internet at www.virtualshareholdermeeting.com/rpt where you will be able to vote electronically and submit questions during the meeting. You will be able to vote electronically and submit questions during the meeting only if you use your control number, which will be included on your notice or proxy card (if you received a printed copy of the proxy materials), to log on to the meeting.

We have elected to furnish proxy materials to you primarily through the Internet, which expedites your receipt of materials, lowers our expenses and conserves natural resources. On or about April 27, 2012, we mailed to our shareholders of record (other than shareholders who previously requested e-mail or paper delivery of proxy materials) a notice containing their control number, instructions on how to access our 2012 proxy statement and 2011 annual report through the Internet and how to vote through the Internet. The notice also included instructions on how to receive such materials, at no charge, by paper delivery (along with a proxy card) or by e-mail. Beneficial owners received a similar notice from their broker, bank or other nominee. Please do not mail in the notice, as it is not intended to serve as a voting instrument. Notwithstanding anything to the contrary, the Trust may send certain shareholders of record a full set of proxy materials by paper delivery instead of the notice or in addition to sending the notice.

Your continued interest and participation in the affairs of the Trust are greatly appreciated.

Sincerely,

Dennis Gershenson

President and Chief Executive Officer

April 27, 2012

Your vote is important. Whether or not you plan to attend the annual meeting in person or virtually via the Internet, we urge you to vote promptly to save us the expense of additional solicitation. If you attend the annual meeting in person or virtually via the Internet, you may revoke your proxy in accordance with the procedures set forth in the proxy statement and vote in person.

RAMCO-GERSHENSON PROPERTIES TRUST

NOTICE OF 2012 ANNUAL MEETING OF SHAREHOLDERS

JUNE 6, 2012

To the Shareholders of Ramco-Gershenson Properties Trust:

Notice is hereby given that the 2012 Annual Meeting of Shareholders of Ramco-Gershenson Properties Trust will be held on Wednesday, June 6, 2012 at 10:00 a.m., Eastern Time. You may attend the meeting in person at the offices of Ramco-Gershenson Properties Trust, 31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan 48334, or virtually via the Internet at www.virtualshareholdermeeting.com/rpt by using the control number included with your notice to log on to the meeting. The agenda for the 2012 Annual Meeting of Shareholders is as follows:

(1) Elect six Trustees named in the accompanying proxy statement to serve until the 2013 annual meeting of shareholders;

(2) Ratify the appointment of Grant Thornton LLP as the Trust’s independent registered public accounting firm for the year ending December 31, 2012;

(3) Approve the 2012 Omnibus Long-Term Incentive Plan;

(4) Approve (on an advisory basis) the compensation of our named executive officers; and

(5) Transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The Board recommends a vote FOR each of the Trustee nominees listed in this proxy statement, FOR the ratification of Grant Thornton’s appointment, FOR the approval of the 2012 Omnibus Long-Term Incentive Plan, and FOR the advisory approval of the compensation of our named executive officers.

The accompanying proxy statement, which forms a part of this Notice of 2012 Annual Meeting of Shareholders, contains additional information for your careful review. A copy of the Trust’s annual report for 2011 is also enclosed. Shareholders of record of the Trust’s common shares of beneficial interest at the close of business on April 12, 2012 are entitled to receive notice of, and to vote at, the annual meeting and any adjournment or postponement thereof.

By Order of the Board of Trustees

Gregory R. Andrews

Chief Financial Officer and Secretary

Your vote is important. Whether or not you plan to attend the annual meeting in person or virtually via the Internet, we urge you to vote promptly to save us the expense of additional solicitation. If you attend the annual meeting in person or virtually via the Internet, you may revoke your proxy in accordance with the procedures set forth in the proxy statement and vote in person.

RAMCO-GERSHENSON PROPERTIES TRUST

31500 NORTHWESTERN HIGHWAY, SUITE 300

FARMINGTON HILLS, MICHIGAN 48334

PROXY STATEMENT

2012 ANNUAL MEETING OF SHAREHOLDERS

The Board of Trustees (the “Board”) of Ramco-Gershenson Properties Trust (the “Trust”) is soliciting proxies for use at the 2012 annual meeting of shareholders of the Trust and any adjournment or postponement thereof. The annual meeting will be held at the offices of Ramco-Gershenson Properties Trust, 31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan 48334, and virtually via the Internet at www.virtualshareholdermeeting.com/rpt, on Wednesday, June 6, 2012 at 10:00 a.m., Eastern Time.

On or about April 27, 2012, the Trust mailed to its shareholders of record of the Trust’s common shares of beneficial interest (the “Shares”), other than shareholders who previously requested e-mail or paper delivery of proxy materials, a notice (the “Notice”) containing instructions on how to access this proxy statement and the 2011 annual report through the Internet. Beneficial owners received a similar notice from their broker, bank or other nominee. In addition, on or about April 27, 2012, the Trust and brokers, banks and other nominees began mailing or e-mailing the proxy materials to shareholders of record who previously requested such delivery. Notwithstanding anything to the contrary in this proxy statement, the Trust may send certain shareholders of record a full set of proxy materials by paper delivery instead of the Notice or in addition to sending the Notice.

ABOUT THE MEETING

What is the purpose of the 2012 annual meeting of shareholders?

At the 2012 annual meeting, shareholders will act upon the matters outlined in the accompanying Notice of Meeting, including:

•	the election of six Trustees named in this proxy statement to serve until the annual meeting of shareholders in 2013;

•	the ratification of the appointment of Grant Thornton LLP (“Grant Thornton”) as the Trust’s independent registered public accounting firm for the year ending December 31, 2012; and

•	the approval of the 2012 Omnibus Long-Term Incentive Plan; and

•	the approval (on an advisory basis) of the compensation of our named executive officers.

The Board recommends a vote FOR each of the Trustee nominees listed in this proxy statement, FOR the ratification of Grant Thornton’s appointment, FOR the approval of the 2012 Omnibus Long-Term Incentive Plan, and FOR the advisory approval of the compensation of our named executive officers.

We are not aware of any other matters that will be brought before the shareholders for a vote at the annual meeting. If any other matter is properly brought before the meeting, your signed proxy card gives authority to your proxies to vote on such matter in their best judgment. The proxy holders named in the proxy card will vote as the Board recommends or, if the Board gives no recommendation, in their own discretion.

In addition, management will report on the performance of the Trust and will respond to appropriate questions from shareholders. The Trust expects that representatives of Grant Thornton will be present at the annual meeting and will be available to respond to questions. Such representatives will also have an opportunity to make a statement.

How can I attend the 2012 Annual Meeting?

You can attend our 2012 Annual Meeting in person, virtually via the Internet, or by proxy.

Attending In Person. Our 2012 Annual Meeting will take place at our principal executive offices located at 31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan 48334. You will need to present photo identification, such as a driver’s license, and proof of Share ownership as of the record date in order to be allowed into the meeting.

Attending and Participating Online. You may also attend the 2012 Annual Meeting virtually via the Internet at www.virtualshareholdermeeting.com/rpt. Shareholders may vote and submit questions while attending the meeting virtually via the Internet. You will need the 12 or 14 digit control number included on your e-delivery notice, or Notice or proxy card (if you received a printed copy of the proxy materials), to enter the meeting via the Internet. Instructions on how to attend and participate virtually via the Internet, including how to demonstrate proof of Share ownership, are posted at www.virtualshareholdermeeting.com/rpt.

Attending by Proxy. Please see “Can I vote my Shares without attending the annual meeting in person or virtually via the Internet?” below.

Who is entitled to vote?

Only record holders of Shares at the close of business on the record date of April 12, 2012 are entitled to receive notice of the annual meeting and to vote the Shares that they held on the record date. Each outstanding Share is entitled to one vote on each matter to be voted upon at the annual meeting.

What constitutes a quorum?

The presence at the annual meeting, in person, virtually via the Internet or by proxy, of the holders of a majority of the Shares outstanding on the record date will constitute a quorum for all purposes. As of the record date, 39,561,365 Shares were outstanding. Broker non-votes (defined below), and proxies marked with abstentions or withhold votes, will be counted as present in determining whether or not there is a quorum.

What is the difference between holding Shares as a shareholder of record and a beneficial owner?

Shareholders of Record. If your Shares are registered directly in your name with the Trust’s transfer agent, American Stock Transfer & Trust Company, you are considered the shareholder of record with respect to those Shares, and the applicable proxy materials are being sent directly to you by the Trust. As the shareholder of record, you have the right to grant your voting proxy directly to the Trust through the enclosed proxy card, through the Internet or by telephone, or to vote in person at the annual meeting.

Beneficial Owners. Many of the Trust’s shareholders hold their Shares through a broker, bank or other nominee rather than directly in their own name. If your Shares are so held, you are considered the beneficial owner of Shares, and the applicable proxy materials are being forwarded to you by your broker, bank or nominee who is considered the shareholder of record with respect to those Shares. As the beneficial owner, you have the right to direct your broker, bank or nominee on how to vote and are also invited to attend the annual meeting. However, since you are not the shareholder of record, you cannot vote these Shares in person at the annual meeting unless you obtain a proxy from your broker, bank or nominee and bring such proxy to the annual meeting. Your broker, bank or nominee has enclosed voting instructions for you to use in directing the broker, bank or nominee on how to vote your Shares.

Why did many shareholders receive a Notice in the mail regarding the Internet availability of proxy materials this year instead of a full set of proxy materials?

The Trust has elected to furnish proxy materials to you primarily through the Internet, which expedites the receipt of materials, lowers our expenses and conserves natural resources. If you received the Notice containing instructions on how to access this proxy statement and the 2011 annual report through the Internet, please do not mail in the Notice, as it is not intended to serve as a voting instrument. For more information on attending the meeting virtually via the internet, please see “How Can I Attend the 2012 Annual Meeting” above.

How can I access the Trust’s proxy materials and annual report on Form 10-K?

The “Investor Relations — SEC Filings” section of the Trust’s website, www.rgpt.com, provides access, free of charge, to SEC reports as soon as reasonably practicable after the Trust electronically files such reports with, or furnishes such reports to, the SEC, including proxy materials, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and amendments to these reports. In addition, a copy of the Trust’s Annual Report on Form 10-K for the year ended December 31, 2011 will be sent to any shareholder, without charge, upon written request sent to the Trust’s executive offices: Investor Relations, Ramco-Gershenson Properties Trust, 31500 Northwestern Highway, Suite 300, Farmington Hills, MI 48334. Further, the SEC maintains a website that contains reports, proxy and information statements and other information regarding issuers that file electronically with the SEC, including the Trust, at www.sec.gov.

As noted above, most shareholders will receive a Notice with instructions on how to view the proxy materials and annual report for 2011 through the Internet (at www.proxyvote.com). The Notice includes a control number (which is the same control number as that used to attend the meeting virtually via the internet) that must be entered on the Internet in order to view the proxy materials. The Notice also describes how to receive the proxy materials by paper delivery or e-mail. You can elect to receive future proxy materials by e-mail at no charge if you vote using the Internet and, when prompted, indicate you agree to receive or access shareholder communications electronically in future years. You may also request additional paper copies without charge by sending a written request to Investor Relations, Ramco-Gershenson Properties Trust, 31500 Northwestern Highway, Suite 300, Farmington Hills, MI 48334.

The references to the website addresses of the Trust and the SEC in this proxy statement are not intended to function as a hyperlink and, except as specified herein, the information contained on such websites are not part of this proxy statement.

Can I vote my Shares in person at the annual meeting?

Even if you plan to attend the meeting in person or virtually via the Internet, the Trust encourages you to vote your Shares prior to the meeting.

If you attend the meeting in person, you will need to present photo identification, such as a driver’s license, and proof of Share ownership as of the record date when you arrive at the meeting. If you hold your Shares through a bank, broker or other holder of record and you plan to attend the annual meeting, you must present proof of your ownership of Shares, such as a bank or brokerage account statement, in order to be admitted to the meeting. No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the annual meeting.

To vote your Shares before the meeting through the Internet or by attending the meeting virtually via the Internet, you will need to demonstrate proof of your Share ownership pursuant to the instructions on how to do so as set forth in your Notice or proxy card, as applicable.

Shareholders of Record. If you are a shareholder of record and attend the annual meeting in person, you can deliver your completed proxy card or vote by ballot in person at the annual meeting. If you are a shareholder of record and attend the annual meeting virtually via the Internet, you can deliver your completed proxy card as discussed in the next question below or vote during the meeting by ballot in accordance with the instructions on how to participate virtually via the Internet which are posted at www.virtualshareholdermeeting.com/rpt.

Beneficial Owners. If you hold your Shares through a broker, bank or other nominee and want to vote such Shares in person at the annual meeting, you must obtain a proxy from your broker, bank or other nominee giving you the power to vote such Shares and bring such proxy to the annual meeting. If you hold your Shares through a broker, bank or other nominee and want to vote such Shares virtually via the Internet at the annual meeting, you should follow the instructions at www.virtualshareholdermeeting.com/rpt in order to vote at the meeting.

Can I vote my Shares without attending the annual meeting in person or virtually via the Internet?

By Mail. If you received your annual meeting materials by paper delivery, you may vote by completing, signing and returning the enclosed proxy card or voting instruction card. Please do not mail in the Notice, as it is not intended to serve as a voting instrument.

By telephone. If you received your annual meeting materials by paper delivery, you may vote by telephone as indicated on your enclosed proxy card or voting instruction card.

Through the Internet. You may vote before or during the meeting through the Internet as instructed on your Notice, proxy card, voting instruction card, or e-mail notification. In order to vote through the Internet, you must enter the control number set forth in your Notice, proxy card, voting instruction card, or e-mail notification. If you do not have any of these materials and are a shareholder of record, you may contact Ramco Investor Relations (248-350-9900) to request a proxy card (which will include your control number) to be mailed to your address on record or an e-mail with your control number to be sent to your e-mail address on record. If you do not have any of these materials and are a beneficial owner, you must contact your broker, bank or other nominee to obtain your control number.

Can I change my vote?

Shareholders of Record. You can change your vote at any time before the proxy is exercised by filing with the Secretary of the Trust either a notice revoking the proxy or a new proxy that is dated later than the proxy card. You can also change your vote through the Internet, by telephone or by taking action at the annual meeting. If you vote your shares by proxy and then attend the annual meeting in person or virtually via the Internet, the individuals named as proxy holders in the enclosed proxy card will nevertheless have authority to vote your Shares in accordance with your instructions on the proxy card unless you properly file such revocation notice or new proxy.

Beneficial Owners. If you hold your Shares through a bank, broker or other nominee, you should contact such person prior to the time such voting instructions are exercised.

What does it mean if I receive more than one proxy card or voting instruction card?

If you receive more than one proxy card or voting instruction card, it means that you have multiple accounts with banks, brokers, other nominees and/or the Trust’s transfer agent. Please take action with respect to each proxy card and voting instruction card that you receive. The Trust recommends that you contact such persons to consolidate as many accounts as possible under the same name and address.

What if I do not vote for some of the items listed on my proxy card or voting instruction card?

Shareholders of Record. Proxies that are properly executed without voting instructions on certain matters will be voted in accordance with the recommendations of the Board on such matters.

Beneficial Owners. If you hold your Shares in street name through a broker, bank or other nominee and do not provide voting instructions for any or all matters, such nominee will determine if it has the discretionary authority to vote your Shares. Under applicable law and New York Stock Exchange (“NYSE”) rules and regulations, brokers have the discretion to vote on routine matters, such as the ratification of the appointment of the Trust’s independent registered public accounting firm, but do not have discretion to vote on non-routine matters. For all other matters at the 2012 annual meeting, the Trust believes that your bank, broker or nominee will be unable to vote on your behalf if you do not instruct them how to vote your Shares. If you do not provide voting instructions, your Shares will be considered “broker non-votes” with regard to the non-routine proposals because the broker will not have discretionary authority to vote thereon. Therefore, it is very important for you to vote your Shares for each proposal.

What vote is required to approve each item?

Proposal 1 — Election of Trustees. The six nominees who receive the most votes cast “FOR” at the annual meeting will be elected as Trustees. The Board’s slate of nominees consists of Stephen Blank, Arthur Goldberg, David Nettina, Matthew Ostrower, Joel Pashcow, and Mark Rosenfeld, each nominated for a one-year term ending at the 2013 annual meeting of shareholders. Withheld votes and broker non-votes will have no effect on the outcome of the vote.

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the annual meeting will be necessary to ratify the Audit Committee’s appointment of Grant Thornton as the Trust’s independent registered public accounting firm for the year ending December 31, 2012. Abstentions will not be counted as votes cast at the annual meeting and will have no effect on the result of the vote.

Proposal 3 — Approval of 2012 Omnibus Long-Term Incentive Plan. The affirmative vote of a majority of the votes cast at the annual meeting will be necessary to approve the 2012 Omnibus Long-Term Incentive Plan, provided that the total votes cast on the proposal represents more than 50% of the outstanding Shares entitled to vote on the proposal. Accordingly, a broker non-vote will have the same effect as a vote against the proposal, unless holders of more than 50% of the outstanding Shares entitled to vote on the proposal cast votes (in which case, broker non-votes will have no effect on the result of the vote). In accordance with NYSE regulations, an abstention will be counted as a vote cast for purposes of the proposal and will have the same effect as a vote against the proposal.

Proposal 4 — Advisory Approval of the Compensation of Our Named Executive Officers. The affirmative vote of a majority of the votes cast at the annual meeting will be necessary to approve the compensation of our named executive officers. Abstentions and broker non-votes will have no effect on the outcome of the vote.

Other Matters. If any other matter is properly submitted to the shareholders at the annual meeting, its adoption will generally require the affirmative vote of a majority of the votes cast at the annual meeting. The Board does not propose to conduct any business at the annual meeting other than as stated above.

Although the advisory votes in Proposal Nos. 2 and 4 are not binding on the Trust, the Board and/or respective Committee will take your vote into consideration in determining future activities.

How do I find out the voting results?

We intend to announce preliminary voting results at the annual meeting and to disclose the final voting results in a current report on Form 8-K within four business days of the annual meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of the Shares as of April 12, 2012 with respect to (i) each Trustee, nominee and named executive officer, (ii) all of our Trustees and executive officers as a group, and (iii) to our knowledge, each beneficial owner of more than 5% of the outstanding Shares. Unless otherwise indicated, each owner has sole voting and investment powers with respect to the Shares listed below. Information with respect to ownership by the Trustees and executive officers of the Trust’s 7.25% Series D Convertible Perpetual Preferred shares is contained in the footnotes to the following table. None of the Trust’s Trustees or executive officers own more than 1% of such Series D Convertible Perpetual Preferred Shares.

Trustees, Executive Officers and More Than 5% Shareholders (1)	Number of Shares Owned Directly or Indirectly (2)		Number of Shares Which Can Be Acquired Upon Exercise of Options Exercisable Within 60 Days		Number of Shares Beneficially Owned	Percent of Shares
Dennis E. Gershenson	2,314,942	(3)	62,324	(4)	2,377,266	6.1%
Michael A. Ward	1,590,745	(5)	4,000		1,594,745	4.0
Joel M. Pashcow	238,013	(6)	11,000		249,013	*
Arthur H. Goldberg	67,739	(7)	12,000		79,739	*
Robert A. Meister	45,514	(8)	11,000		56,514	*
Mark K. Rosenfeld	37,639	(9)	12,000		49,639	*
Stephen R. Blank	19,639	(10)	12,000		31,639	*
David J. Nettina	14,000		—		14,000	*
Matthew L. Ostrower	12,039	(11)	—		12,039	*
Gregory R. Andrews	107,995	(12)	31,871	(4)	139,866	*
Frederick A. Zantello	57,923	(13)	27,340		85,263	*
Catherine Clark	42,027		13,715		55,742	*
Michael J. Sullivan	30,963		9,205		40,168	*
All Trustees and Executive Officers as a Group (15 Persons)	4,648,588	(14)	206,365		4,854,953	6.1
More Than 5% Holders:
FMR LLC 82 Devonshire Street Boston, MA 02109	5,867,520	(15)	—		5,867,520	14.8

The Vanguard Group, Inc. 100 Vanguard Blvd. Malvern, PA 19355	4,193,796	(16)	—		4,193,796	10.6
BlackRock, Inc. 40 East 52nd Street New York, NY 10022	2,663,400	(17)	—		2,663,400	6.7

Principal Global Investors, LLC 801 Grand Avenue Des Moines, IA 50392	2,376,602	(18)	—		2,376,602	6.0
Vanguard Specialized Funds - Vanguard REIT Index Fund - 23-2834924 31500 Northwestern Highway Suite 300 Farmington Hills, MI 48334	2,136,548	(19)	—		2,136,548	5.4

*	less than 1%

(1)	Percentages are based on 39,561,365 Shares outstanding as of April 12, 2012. Any Shares beneficially owned by a specified person but not currently outstanding, including options exercisable within 60 days of the record date and Shares issuable upon the exchange of units of limited partnership (“OP Units”) in the Trust’s operating partnership, Ramco-Gershenson Properties, L.P., are included in the percentage computation for such specified person, but are not included in the computation for other persons.

(2)	Certain Shares included in this column are currently in the form of restricted stock, all owned directly by such person except for Mr. Ward, who holds such Shares in a trust. Each share of restricted stock represents the right to receive one Share upon vesting. During the vesting period, holders of restricted stock have voting rights as if such restricted stock was vested. Holdings of restricted stock are as follows: Dennis Gershenson, 48,975 shares; Michael Ward, 7,873 shares; Joel Pashcow, 7,873 shares; Arthur Goldberg, 7,873 shares; Robert Meister, 7,873 shares; Mark Rosenfeld, 7,872 shares; Stephen Blank, 7,872 shares; Matthew Ostrower, 7,373 shares; Gregory Andrews, 63,797 shares; Frederick Zantello, 38,753 shares; Catherine Clark 25,112; and Michael Sullivan, 45,560 shares.

(3)	Includes: (i) 15,800 Shares owned by a charitable trust of which Dennis Gershenson is a trustee; (ii) 8,375 Shares owned by trusts for Dennis Gershenson’s children (shared voting and dispositive power); (iii) 1,933,146 Shares that partnerships, of which Dennis Gershenson is a partner, have the right to acquire upon the exchange of 1,933,146 OP Units owned by such partnerships pursuant to the Exchange Rights Agreement with the Trust (the “Exchange Rights Agreement”); and (iv) 13,590 Shares that Dennis Gershenson has the right to acquire upon the exchange of 13,590 OP Units owned individually pursuant to the Exchange Rights Agreement.

Dennis Gershenson disclaims beneficial ownership of the Shares owned by the trusts for his children and the charitable trust. Dennis Gershenson and Mr. Ward are partners in the partnerships that own 1,933,146 OP Units (shared voting and dispositive power).

(4)	Includes 5,205 common shares and 6,871 common shares that Mr. Gershenson and Mr. Andrews, respectively, could acquire upon conversion of 7.25% Series D Convertible Perpetual Preferred shares owned by each of them. 2,980 of Mr. Andrews’ underlying Series D Convertible Perpetual Preferred shares are held in a margin account.

(5)	Includes: (i) 4,039 Shares deferred under the Trust’s Deferred Fee Plan for Trustees, (ii) 10,583 Shares owned by a trust for Mr. Ward; (iii) 1,527,400 Shares that partnerships, of which Mr. Ward is a partner, have the right to acquire upon the exchange of 1,527,400 OP Units owned by such partnerships pursuant to the Exchange Rights Agreement; and (iv) 13,590 Shares that Mr. Ward has the right to acquire upon the exchange of 13,590 OP Units owned individually pursuant to the Exchange Rights Agreement. Does not include 32,472 Shares that Mr. Ward has deferred the right to receive. Mr. Ward disclaims beneficial ownership of the Shares owned by the trust referred to in (i) above. Dennis Gershenson is one of Mr. Ward’s co-partners in the partnerships that own 1,527,400 OP Units (shared voting and dispositive power).

(6)	Includes 103,325 Shares owned by an irrevocable trust for Mr. Pashcow’s daughter and by a foundation of which Mr. Pashcow is trustee Mr. Pashcow has shared voting and investment powers for each entity). Mr. Pashcow disclaims beneficial ownership of the Shares owned by the foundation and by the trust. Mr. Pashcow has pledged 208,349 Shares to JPMorgan Chase Bank, N.A. as collateral for a loan.

(7)	Includes 4,039 Shares deferred under the Trust’s Deferred Fee Plan for Trustees and 48,700 Shares owned by Mr. Goldberg’s wife. Mr. Goldberg disclaims beneficial ownership of the Shares owned by his wife. Approximately 56,700 Shares owned by Mr. Goldberg or his wife are held in a margin account.

(8)	Includes 1,200 Shares owned by a trust for the benefit of Mr. Meister’s family members. Mr. Meister disclaims beneficial ownership of the Shares owned by the trust.

(9)	Includes 8,039 Shares deferred under the Trust’s Deferred Fee Plan for Trustees, 2,700 Shares owned by Mr. Rosenfeld’s wife and 900 Shares owned by Mr. Rosenfeld’s children. Mr. Rosenfeld disclaims beneficial ownership of the Shares owned by his wife and his children. 24,700 Shares owned by Mr. Rosenfeld are held in a margin account.

(10)	Includes 8,039 Shares deferred under the Trust’s Deferred Fee Plan for Trustees.

(11)	Includes 4,039 Shares deferred under the Trust’s Deferred Fee Plan for Trustees.

(12)	Includes 43,998 Shares held in a margin account.

(13)	Does not include 5,599 Shares that Mr. Zantello has deferred the right to receive; see “Named Executive Officer Compensation Tables — Potential Payments Upon Termination or Change-in-Control — Trust Share-Based Plans — Deferred Stock” for additional information.

(14)	Includes Trustees and executive officers as of April 12, 2012.

(15)	Based on the Schedule 13G filed with the SEC on February 14, 2012.

(16)	Based on the Schedule 13G filed with the SEC on February 10, 2012.

(17)	Based on the Schedule 13G filed with the SEC on February 13, 2012.

(18)	Based on the Schedule 13G filed with the SEC on February 19, 2012.

(19)	Based on the Schedule 13G filed with the SEC on January 27, 2012.

PROPOSAL 1 — ELECTION OF TRUSTEES

The Board currently consists of nine Trustees. In June 2010, the Board approved the declassification of the Board following shareholder approval of the Board’s related proposal. Beginning with the 2011 annual meeting, the successors to the Trustees whose term expired at such meeting were elected for a one-year term. Therefore, the Board will be fully declassified beginning with the 2013 annual meeting.

The six trustees are to be elected at the 2012 annual meeting to serve until the annual meeting of shareholders in 2013 and until their successors are duly elected and qualified or until any such Trustee’s earlier resignation, retirement or other termination of service. The six nominees who receive the most votes cast at the annual meeting will be elected as Trustees. The Board has re-nominated Stephen Blank, Arthur Goldberg, David Nettina, Matthew Ostrower, Joel Pashcow, and Mark Rosenfeld. The Board recommends that you vote FOR the re-election of the Board’s nominees.

Each of the nominees has consented to serve a one-year term and has consented to be named in this proxy statement. If for any reason any of the nominees becomes unavailable for election, the Board may designate a substitute nominee. In such case, the persons named as proxies in the accompanying proxy card will vote for the Board’s substitute nominee. Alternatively, the Board may reduce the size of the Board or leave the position vacant.

The Trustees and nominees of the Trust are as follows:

Name	Age	Title	Term Ending
Stephen R. Blank	66	Chairman of the Board	2013
Dennis E. Gershenson	68	Trustee; President and Chief Executive Officer of the Trust	2013
Arthur H. Goldberg	69	Trustee	2013
Robert A. Meister	70	Trustee	2013
David J. Nettina	59	Trustee	2013
Matthew L. Ostrower	41	Trustee	2013
Joel M. Pashcow	69	Trustee	2013
Mark K. Rosenfeld	66	Trustee	2013
Michael A. Ward	69	Trustee	2013

Trustee Background and Qualifications

As a fully integrated self-administered, publicly-traded REIT which owns, develops, acquires, manages and leases community shopping centers in the Midwestern, Southeastern and Mid-Atlantic regions of the United States, the Trust’s business involves a wide range of real estate, financing, accounting, management and financial reporting issues. In light of the Trust’s business and structure, the Nominating and Governance Committee considers the experience, mix of skills, independence from management and other qualities of the Trustees and nominees to ensure appropriate Board composition. In particular, the Nominating and Governance Committee believes that Trustees and nominees with the following qualities and experiences can assist in meeting this goal:

Senior Leadership Experience. Trustees with experience in significant leadership positions provide the Trust with perspective in analyzing, shaping and overseeing the execution of operational, organizational, and strategic issues at a senior level. Further, such persons have a practical understanding of balancing operational and strategic goals and risk management. Through their service as top leaders at other organizations, they also have access to important sources of market intelligence, analysis and relationships that benefit the Trust.

Business Entrepreneurship and Transactional Experience. Trustees who have a background in entrepreneurial businesses and growth transactions can provide insight into developing and implementing strategies for entering into new business segments, partnering in joint ventures, and/or growing via mergers and acquisitions. Further, they have a practical understanding of the importance of “fit” with the Trust’s culture and strategy, the valuation of transactions and business opportunities, and management’s plans for integration with existing operations.

Financial and Accounting Experience. An understanding of the financial markets, corporate finance, accounting requirements and regulations, and accounting and financial reporting processes allows Trustees to understand, oversee and advise management with respect to the Trust’s operating and strategic performance, capital structure, financing and investing activities, financial reporting and internal control of such activities. The Trust seeks to have a number of Trustees who qualify as audit committee financial experts, and expects all of the Trustees to be financially knowledgeable.

Real Estate Experience. An understanding of real estate issues, particularly with respect to real estate investment trusts, real estate development, community shopping centers, and key tenants, brings critical industry-specific knowledge and experience to our Board. Education and experience in the real estate industry is useful in understanding the Trust’s acquisition, development, leasing and management of shopping centers, and the competitive landscape of its industry.

Public Company Board Experience. Trustees who serve, or have served, on other public company boards can offer advice and insights with regard to the dynamics and operation of a board of trustees, the relations of a board to the CEO and other management personnel, the importance of particular agenda and oversight matters, and oversight of a changing mix of strategic, operational, and compliance-related matters.

The following sets forth the business experience during at least the past five years of each Board nominee and each of the Trustees whose term of office will continue after the annual meeting. The years of Trustee service include service for the Trust’s predecessors. In addition, the following includes, for each Trustee, a brief discussion of the specific experiences, qualifications, attributes and skills that led to the conclusion that each of the Trustees should continue to serve on the Board in light of the goals set forth above.

Stephen R. Blank has been a Trustee since 1988, including as Chairman of the Board since September 2009, and previously as Lead Trustee of the Board from June 2006 to September 2009. Mr. Blank is an independent Trustee and qualifies as a financial expert under SEC rules based on the experiences described below.

Mr. Blank has been a Senior Fellow, Finance at the Urban Land Institute since December 1998. Mr. Blank has also served in leadership positions with firms involved in the real estate investment banking industry. This experience has provided Mr. Blank with a broad perspective on real estate industry issues, and enables him to provide key market insights to our Board.

Mr. Blank was a Managing Director — Real Estate Investment Banking of CIBC Oppenheimer Corp. from 1993 to 1998, Managing Director of Cushman & Wakefield, Inc.’s Real Estate Corporate Finance Department from 1989 to 1993, Managing Director — Real Estate Investment Banking of Kidder, Peabody & Co., Incorporated from 1979 to 1989, and Vice President, Direct Investment Group of Bache & Co., Incorporated from 1973 to 1979. Mr. Blank’s significant investment banking experience, relationships and familiarity with public equity offerings have been invaluable to the Trust in its capital raising activities in recent years.

Through Mr. Blank’s significant leadership roles on the Board since June 2006, including his role as chair of the Trust’s Audit Committee and as a member of its Compensation Committee, he has facilitated the Board’s ability to perform its critical oversight function and such authority has given him critical insights to the Trust’s operations, organization and strategy. Mr. Blank also has extensive Board and Board committee experience at other public companies. Mr. Blank has served on the Board of Directors of MFA Financial, Inc., a real estate investment trust, since 2002 (currently the chair of its Audit Committee and a member of its Compensation Committee), and Home Properties, Inc., an apartment real estate investment trust, since January 2009 (currently the chair of its Audit Committee, a member of its Corporate Governance/Nominating Committee and Real Estate

Investment Committee and formerly a member of its Compensation Committee). He previously served on the Board of Directors of BNP Residential Properties, Inc. from May 1999 to February 2007 and Atlantic Realty Trust from May 1996 to April 2006.

Mr. Blank’s knowledge of the Trust and its culture based on his 24 years of service, as well as the attributes noted above, led the Nominating and Governance Committee to conclude Mr. Blank should continue to serve as a member of our Board.

Dennis E. Gershenson has been a Trustee since 1996, including as Chairman of the Board from June 2006 to September 2009.

Mr. Gershenson has been President and Chief Executive Officer of the Trust since May 1996. He served as Vice President — Finance and Treasurer of Ramco-Gershenson, Inc. from 1976 to 1996 and arranged the financing of the Trust’s initial developments, expansions and acquisitions. As the principal executive officer of the Trust for 16 years and as an executive for an additional 20 years, Mr. Gershenson has a unique perspective and understanding of the Trust’s business, culture and history, having led the Trust through many economic cycles, internal and external growth and curtailment, and other key operational and strategic initiatives. His day-to-day leadership of the Trust gives him critical insights into the Trust’s operations, strategy and competition, and enables him to assist the Chairman of the Board to ensure the Board’s ability to perform its critical oversight function. He also has a broad perspective on real estate industry issues generally.

Mr. Gershenson has served as Regional Director of the International Council of Shopping Centers, also known as the “ICSC,” which has provided him with key market insights and significant relationships. Mr. Gershenson also has other Board and Board committee experience at a REIT through his service as a member of the Board of Directors of National Retail Properties, Inc. from February 2008 through May 2011 (serving for some of this time as a member of its Governance and Nominating and Compensation Committees), at which time he elected not to run for re-election.

Mr. Gershenson also has served in many leadership roles of various charitable organizations. Mr. Gershenson is a member of the Board of Directors of Oakland Family Services and the Board of Governors of Cranbrook Academy of Art. He is a former Chairman of the Board of Directors of Hospice of Michigan and served on the Board of Directors of the Merrill Palmer Institute and the Metropolitan Affairs Coalition.

Mr. Gershenson’s knowledge of the Trust and its culture based on his 36 years of service, as well as the attributes noted above, led the Nominating and Governance Committee to conclude Mr. Gershenson should continue to serve as a member of our Board.

Arthur H. Goldberg has been a Trustee since 1988 and is an independent Trustee. Mr. Goldberg qualifies as a financial expert under SEC rules based on the experiences described below.

Mr. Goldberg has been a Managing Director of Corporate Solutions Group, LLC, an investment banking and advisory firm, since January 2002. Mr. Goldberg served as President of Manhattan Associates, LLC, a merchant and investment banking firm, from 1994 to 2002 and as Chairman of Reich & Company, Inc. (formerly Vantage Securities, Inc.), a securities and investment brokerage firm, from 1990 to 1993. Mr. Goldberg has also served in leadership positions of other investment banking and brokerage firms. This experience has provided Mr. Goldberg with a broad perspective on investment banking, capital markets, finance and accounting, and mergers and acquisitions, and enables him to provide key market insights to our Board. Further, his significant investment banking experience, relationships and familiarity with public equity offerings and transactional matters have been invaluable to the Trust in its capital raising and acquisition and disposition activities.

Mr. Goldberg also has extensive Board and Board committee experience at other public companies, including his current service on the Board of Directors of Avantair, Inc. (formerly known as Ardent Acquisition Corp.) since 2003 (currently the chair of the Compensation Committee and a member of the Audit Committee and Executive Committee). He also served on the Board of Directors of North Shore Acquisition Corp. from November 2007 to August 2009 and Atlantic Realty Trust from May 1996 to April 2006.

Mr. Goldberg’s knowledge of the Trust and its culture based on his 24 years of service, combined with the attributes noted above, led the Nominating and Governance Committee to conclude Mr. Goldberg should continue to serve as a member of our Board.

Robert A. Meister has been a Trustee since 1996 and is an independent Trustee.

Mr. Meister has extensive board and board committee experience at other public companies. Mr. Meister has been a member of the Board of Trustees of Centerline Holding Company since November 2003 (currently the chair of its Nominating and Governance and a member of its Compensation Committees). From March 1991 to January 2010, Mr. Meister was the Vice Chairman of Aon Group, Inc., an insurance brokerage, risk consulting, reinsurance and employee benefits company and a subsidiary of Aon Corporation. Mr. Meister became Vice Chairman Emeritus of Aon Group, Inc. in January 2010. He also served on the Board of Directors of Universal Health Services, Inc. from July 2004 to May 2008. This experience has provided Mr. Meister with significant executive management and Board leadership experience and extensive knowledge of risk management and insurance generally, which has been critical to the Trust’s business.

Mr. Meister’s knowledge of the Trust and its culture based on his 16 years of service, as well as the attributes noted above, led the Nominating and Governance Committee to conclude Mr. Meister should continue to serve as a member of our Board.

David J. Nettina was a Trustee from 2009 through June 1, 2011 and was reappointed to the Board by the Trustees as of February 23, 2012. Mr. Nettina is an independent Trustee and qualifies as a financial expert under SEC rules based on the experiences described below.

Mr. Nettina has been the Managing Director of MRC Capital Group, a middle market private equity investment firm with an investment focus on micro-cap companies and real estate, since 2010. Mr. Nettina has also served as the Managing Principal of Briarwood Capital Group, an affiliate of MRC Capital, since 2001 and as the Co-CEO of Career Management, LLC, since 2009.

Mr. Nettina served as a senior executive with American Financial Realty Trust, a publicly traded real estate investment trust, from March 2005 to April 2008, most recently as its President and Chief Financial Officer. Mr. Nettina also served as an executive officer of SL Green Realty Corp., a publicly traded real estate investment trust from 1997 to 2001, including as its President, Chief Financial Officer and Chief Operating Officer. Prior to his service at SL Green Realty Corp., Mr. Nettina held various executive management positions for more than 10 years with The Pyramid Companies, a developer, owner and operator of 20 regional malls in the Northeast, including as the Chief Financial Officer and a development partner. Prior to his service at the Pyramid Companies he was the President of a community bank subsidiary of Citibank and served on active duty as an officer in the Army’s 101st Airborne Division. From September 2002 to January 2005, he served as an adjunct professor of finance at Siena College. Mr. Nettina earned a Bachelor of Science degree in Accounting and a Master of Business Administration degree in Finance from Canisius College along with a Certificate in Management Accounting. Mr. Nettina serves as the Albany, New York Chair for Vistage International, a CEO organization with over 15,000 members worldwide. In addition, Mr. Nettina is currently a member of the National Association of Corporate Directors.

All of the foregoing has provided Mr. Nettina with 25 years of extensive knowledge and experience in executive management (including REITs in particular), corporate finance (in both banking and real estate), accounting and capital markets.

Mr. Nettina’s knowledge of the real estate industry and extensive experience as a leader of publicly traded real estate investment trusts, as well as the attributes noted above, led the Nominating and Governance Committee to conclude Mr. Nettina should serve as a member of our Board.

Matthew L. Ostrower has been a Trustee since 2009 and is an independent Trustee.

Mr. Ostrower has been a Managing Director and Associate Director of Research at Morgan Stanley since 2010. Mr. Ostrower was a member of Morgan Stanley’s Equity Research department from July 2000 to April

2008, where he served as a Vice President, Executive Director and as a Managing Director responsible for coverage of REITs, publishing research opinions and investment recommendations from 2000 to 2006. Mr. Ostrower assumed leadership of the REIT research group in 2006 and initiated coverage of a wider range of companies. Mr. Ostrower also served as analyst and then portfolio manager of Pioneer Real Estate Shares mutual fund from 1996 to 2000 and is a Chartered Financial Analyst.

Mr. Ostrower’ significant knowledge and experience regarding REIT equity investing, finance, the securities industry and general real estate industry issues has been particularly important in the Trust’s capital raising activities and ensuring alignment with shareholders. These attributes, as well as the attributes noted above, led the Nominating and Governance Committee to conclude Mr. Ostrower should continue to serve as a member of our Board.

Joel M. Pashcow has been a Trustee since 1980 and is an independent Trustee.

Mr. Pashcow has been a Managing Member of Nassau Capital LLC, a real estate and securities investment firm, since April 2006. This experience has provided Mr. Pashcow with a broad perspective on REIT equity investing, finance, the securities industry and general real estate industry issues and enables him to provide key market insights to our Board, which has been particularly important in the Trust’s capital raising activities and ensuring alignment with shareholders.

Mr. Pashcow served as Chairman of the predecessor of the Trust from 1988 to May 1996. Mr. Pashcow also has prior Board service and leadership experience, serving as Chairman of the Board of Trustees of Atlantic Realty Trust, a real estate investment trust, from May 1996 to April 2006.

Mr. Pashcow’s knowledge of the Trust and its industry, operations and personnel based on his 32 years of service, as well as the attributes noted above, led the Nominating and Governance Committee to conclude Mr. Pashcow should continue to serve as a member of our Board.

Mark K. Rosenfeld has been a Trustee since 1996 and is an independent Trustee. Mr. Rosenfeld qualifies as a financial expert under SEC rules based on the experiences described below.

Mr. Rosenfeld has been Chairman and Chief Executive Officer of Wilherst Developers Inc., a real estate development firm, since July 1997. Mr. Rosenfeld was an employee with Jacobson Stores Inc., a retail fashion merchandiser, from 1972 to 1996, including serving as President and Chief Operating Officer from 1982 to 1992, President and Chief Executive Officer from 1992 to 1993 and Chairman of the Board (where he served as a member of the executive committee) and Chief Executive Officer from 1993 to 1996. In his various executive roles with Jacobson Stores, the Chief Financial Officer reported directly to Mr. Rosenfeld on finance and accounting matters. This experience has provided Mr. Rosenfeld with a broad perspective on the retail industry, executive management, board leadership, and accounting and finance. Mr. Rosenfeld has also served in leadership positions in the retail industry, including as a director of the National Retail Federation Board and a member of the Executive Committee of the Michigan Retailers Association. All of the foregoing has provided Mr. Rosenfeld with key industry-specific knowledge of real estate development, management and leasing, and general real estate industry issues, which enables him to provide key market insights to our Board.

Mr. Rosenfeld’s knowledge of the Trust and its culture based on his 16 years of service, combined with the attributes noted above, led the Nominating and Governance Committee to conclude Mr. Rosenfeld should continue to serve as a member of our Board.

Michael A. Ward has been a Trustee since 2006 and is an independent Trustee.

Mr. Ward is currently a private investor but has 46 years of providing leadership to the Trust through executive management and Board service. He served as Executive Vice President and Chief Operating Officer of the Trust from 1996 to 2005, as well as Executive Vice President of Ramco-Gershenson, Inc. from 1966 to 1996.

As an executive officer of the Trust for almost 40 years, Mr. Ward has a unique perspective and understanding of the Trust’s business, culture and history, having provided leadership through many economic cycles, internal and external growth and curtailment, and other key operational and strategic initiatives. He also has a broad perspective on leasing, development and real estate industry issues generally.

Mr. Ward’s knowledge of the Trust and its culture based on his 46 years of service led the Nominating and Governance Committee to conclude Mr. Ward should continue to serve as a member of our Board.

Trustee Independence

The NYSE listing standards set forth objective requirements for a Trustee to satisfy, at a minimum, in order to be determined independent by the Board. In addition, the NYSE listing standards require the Board to consider all relevant facts and circumstances, including the Trustee’s commercial, industrial, banking, consulting, legal, accounting, charitable and familial relationships, and such other criteria as the Board may determine from time to time. The Board has determined, after considering all of the relevant facts and circumstances, that each of Messrs. Blank, Goldberg, Meister, Nettina, Ostrower, Pashcow, Rosenfeld and Ward are independent Trustees and therefore the Trust satisfies the requirements of the NYSE listing standards and the Trust’s Corporate Governance Guidelines that at least a majority of the Trustees be independent. In particular, the Board considered the following matters:

•	The Board considered the transaction set forth in “Related Person Transactions” with respect to Mr. Pashcow and determined that such transaction did not impede his independence.

•

The Board considered Mr. Ward’s prior service to the Trust as an employee and officer, as well as the partnerships of which he and Dennis Gershenson are partners, among others, and which hold a significant amount of OP Units, and determined that such relationships did not impede his independence.

The Audit Committee, Compensation Committee, and Nominating and Governance Committee are composed entirely of independent Trustees. In addition, after considering all of the relevant facts and circumstances, the Board has determined that each member of the Audit Committee qualifies under the Audit Committee independence standards established by the SEC and the NYSE.

BOARD MATTERS

The Board of Trustees

General

The Board has general oversight responsibility of the Trust’s affairs and the Trustees, in exercising their fiduciary duties, represent and act on behalf of the shareholders. Although the Board does not have responsibility for the Trust’s day-to-day management, it stays regularly informed about the Trust’s business and provides guidance to management through periodic meetings and other informal communications. The Board is significantly involved in, among other things, the Trust’s strategic and financial planning process, leadership development, as well as other functions carried out through the Board committees as described below. The Board, led by the Nominating and Governance Committee, also performs an annual performance review of the Board and individual Trustees.

Board Leadership

Mr. Blank has served as the independent Chairman of the Board since September 2009. From June 2006 to September 2009, Mr. Gershenson was the Chairman of the Board and Mr. Blank served as Lead Trustee.

The Board does not have a specific policy on whether the Chairman should be a non-employee Trustee or if the Chairman and Chief Executive Officer positions should be separate. In accordance with the Corporate Governance Guidelines, if the Chairman is also the Chief Executive Officer of the Trust, then one of the independent members of the Board will be named as Lead Trustee and have the responsibilities set forth below. The Board believes either circumstance provides sufficient checks and balances and is appropriate to further the interests of shareholders of the Trust. Further, in either case, the Board believes that its independent Trustees, who represent eight of nine members of the Board, are deeply engaged and provide significant independent leadership and direction given their executive and Board experience. See “Proposal 1 — Election of Trustees — Trustee Background and Qualifications” above. The independent Trustees are the sole members of the Audit, Compensation, and Nominating and Governance committees, which oversee critical matters of the Trust such as the integrity of the Trust’s financial statements, the compensation of executive management, the nomination and evaluation of Trustees, and the development and implementation of the Trust’s corporate governance policies and structures. The independent Trustees also meet regularly in executive session at Board and committee meetings and have access to independent advisors as they deem appropriate. Management supports this oversight role through its tone-at-the-top and open communication.

If there is a Lead Trustee, the Lead Trustee is to be elected annually (or at any time there is a vacancy) by the independent Trustees after consultation with the Nominating and Governance Committee and must be fully independent of management of the Trust. The term of the Lead Trustee’s service will commence upon his or her election and conclude upon the occurrence of the Trust’s next regularly scheduled meeting of shareholders. The Lead Trustee may be removed at any time by action of a majority of the independent Trustees. The Lead Trustee, if any, will:

•	chair meetings of the independent Trustees and act as a liaison between the independent Trustees and the Chairman in the communication of the results of such meetings;

•	assist the Chairman in developing Board meeting agendas and chair Board meetings in the absence of the Chairman;

•	assist the Chairman in preparing materials for distribution to the independent Trustees between regularly scheduled Board meetings;

•	work to establish open communication between the Chairman, senior managers of the Trust, and the independent Trustees;

•	work to become sufficiently informed about executive and Board committee activities so as to be able to substitute for the Chairman on short notice or in the event of a succession or transition event;

•	coordinate and lead the annual performance evaluation of the Chairman; and

•	be an ex-officio member of all committees of the Board and invited to attend meetings of committees.

Oversight of Risk Management

The Board oversees the Trust’s risk management. This oversight is administered primarily through:

•	the Board’s review and approval of management’s annual business plan and long-term strategic plan;

•	at least quarterly review by the Board of business developments, strategic plans and implementation, liquidity and financial results;

•	the Board’s oversight of succession planning;

•	the Board’s oversight of capital spending and financings;

•

the Audit Committee’s oversight of the Trust’s financial reporting, internal control over financial reporting and its discussions with management and the independent accountants regarding the quality and adequacy thereof;

•	the Nominating and Governance Committee’s leadership in the corporate governance policies of the Trust and the self-evaluation assessments of the Board and committees; and

•

the Compensation Committee’s review and approvals regarding executive officer compensation and its relationship to the Trust’s business plan, as well its review of compensation plans generally and the related risks.

Meetings

In 2011, the Board held 7 meetings. Non-management Trustees hold regularly scheduled executive sessions in which non-management Trustees meet without the presence of management. These executive sessions generally occur around regularly scheduled meetings of the Board. Mr. Blank presides at such executive sessions.

Trustees are expected to attend all Board and committee meetings, as well as the Trust’s annual meeting of shareholders. In 2011, all of the Trustees attended at least 75% of the aggregate meetings of the Board and all committees of the Board on which they served. All of the Trustees attended the 2011 annual meeting of shareholders.

Committees of the Board

The Board has delegated various responsibilities and authority to Board committees and each committee regularly reports on its activities to the Board. Each committee, except the Executive Committee, has regularly scheduled meetings. Each committee operates under a written charter approved by the Board, which is reviewed annually by the respective committees and the Board and is available on the Trust’s website under “Investor Relations — Corporate Overview — Governance Documents” at www.rgpt.com. The table below sets forth the current membership and 2011 meeting information for the four standing committees of the Board:

Name	Audit	Compensation	Nominating and Governance	Executive
Stephen R. Blank	X	X	Chair	—
Dennis E. Gershenson	—	—	—	X
Arthur H. Goldberg	X	Chair	—	—
Robert A. Meister	—	X	X	—
David J. Nettina(1)	X	—	—	—
Matthew L. Ostrower	X	—	X	—
Joel M. Pashcow	—	—	X	Chair
Mark K. Rosenfeld	Chair	—	—	—
Michael A. Ward	—	X	X	X
Meetings	11	6	4	—

(1)	Mr. Nettina did not continue on as a Trustee as of the 2011 annual meeting, but was reappointed to the Board by the Trustees as of February 23, 2012.

Audit Committee

The Trust has a separately-designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. The Audit Committee is responsible for providing independent, objective oversight and review of the Trust’s consolidated financial statements, the Trust’s system of internal controls, the Trust’s risk management system, the qualifications, performance and independence of the Trust’s independent registered public accounting firm, the performance of the Trust’s internal audit function and the Trust’s compliance with legal and regulatory requirements. The Audit Committee also has the sole authority and responsibility to appoint, determine the compensation of, evaluate and, when appropriate, replace the Trust’s independent registered public accounting firm. See “Audit Committee Disclosure,” “Report of the Audit Committee” and the Audit Committee’s charter for additional information on the responsibilities and activities of the Audit Committee.

The Board has determined that Messrs. Blank, Goldberg, Nettina, Ostrower and Rosenfeld are each financially literate and have the accounting or related financial management expertise in accordance with NYSE listing standards, and are each an audit committee financial expert as defined in the rules and regulations of the SEC. See “Proposal 1 — Election of Trustees — Trustee Background and Qualifications” for a description of their relevant business experience. The designation of an “audit committee financial expert” does not impose upon such person any duties, obligations or liabilities that are greater than are generally imposed on such person as a member of the Audit Committee and the Board, and such designation does not affect the duties, obligations or liabilities of any other member of the Audit Committee or the Board.

Compensation Committee

The Compensation Committee administers the executive compensation program of the Trust. The Compensation Committee’s responsibilities include recommending and overseeing compensation and benefit plans and policies, approving equity grants and otherwise administering share-based plans, and reviewing annually all compensation decisions relating to the Trust’s executive officers. The Compensation Committee also reviews and discusses, at least annually, the relationship between risk management policies and practices, corporate strategy and the Trust’s compensation programs. See “Compensation Discussion and Analysis,” “Compensation Committee Report” and the Compensation Committee’s charter for additional information on the responsibilities and activities of the Compensation Committee.

Role of Management. Similar to prior years, the Compensation Committee sought recommendations of Mr. Gershenson with respect to the Trust’s 2011 executive compensation program. See “Compensation Discussion and Analysis — Process for Making Compensation Determinations — Advisors Utilized in Compensation Determinations” for further information.

Role of Compensation Consultant. The Compensation Committee has the sole authority to engage outside advisors and establish the terms of such engagement, including compensatory fees. The Compensation Committee engaged Meridian Compensation Partners (“Meridian”) as its compensation consultant for 2011 with respect to executive compensation and Trustee compensation programs generally. The Compensation Committee works with management to determine Meridian’s responsibilities and direct its work product, but the Compensation Committee is responsible for the formal approval of the annual work plan.

Nominating and Governance Committee

The Nominating and Governance Committee is responsible for identifying and nominating individuals qualified to serve as Board members, recommending Trustees for each Board committee and overseeing the Trust’s Corporate Governance Guidelines and related corporate governance issues. The Nominating and Governance Committee also is responsible for the Trust’s Code of Business Conduct and Ethics and considers any requests for waivers from such code. See the Nominating and Governance Committee’s charter for additional information on its responsibilities and activities.

The Nominating and Governance Committee considers the experience, mix of skills and other qualities of the existing Board to ensure appropriate Board composition. The Nominating and Governance Committee does not have a specific diversity policy underlying its nomination process, although it seeks to ensure the Board includes members with diverse backgrounds, qualifications, skills and experience, including appropriate financial, governance, capital market, real estate and other expertise relevant to the Trust’s business. Generally, the Nominating and Governance Committee will re-nominate incumbent Trustees who continue to satisfy its criteria for members of the Board, who it believes will continue to make important contributions to the Board and who consent to continue their service on the Board. If a vacancy on the Board occurs, the Nominating and Governance Committee will review the experience, mix of skills and background, independence and other qualities of a nominee to ensure appropriate Board composition after taking into account the current Board members and the specific needs of the Trust and Board.

The Nominating and Governance Committee generally relies on multiple sources for identifying and evaluating nominees, including referrals from the Board and the Trust’s management. The Nominating and Governance Committee did not engage a search firm or pay fees to other third parties in connection with identifying or evaluating Board nominees set forth in this proxy statement. The Nominating and Governance Committee does not solicit Trustee nominations, but will consider nominee recommendations by shareholders with respect to elections to be held at an annual meeting, so long as such recommendations are timely made and otherwise in accordance with the Trust’s Bylaws and applicable law. Such recommendations will be evaluated against the same criteria used to evaluate other nominees. The Trust did not receive any nominations of Trustees by shareholders for the 2012 annual meeting of shareholders.

Under the Bylaws, shareholders must follow an advance notice procedure to nominate candidates for election as Trustees or to bring other business before an annual meeting. The advanced notice procedures set forth in the Bylaws do not affect the right of shareholders to request the inclusion of proposals in the Trust’s proxy statement and form of proxy pursuant to SEC rules. See “Additional Information — Presentation of Shareholder Proposals and Nominations at 2013 Annual Meeting” for information regarding providing timely notice of shareholder proposals and nominations.

Executive Committee

The Executive Committee is permitted to exercise all of the powers and authority of the Board, except as limited by applicable law and the Bylaws. The Executive Committee generally acts by way of unanimous written consent in lieu of holding a meeting.

Corporate Governance

The Board and management are committed to responsible corporate governance to ensure that the Trust is managed for the benefit of its shareholders. To that end, the Board and management periodically review and update the Trust’s corporate governance policies and practices as appropriate or required by applicable law, the NYSE listing standards or SEC regulations.

As noted above, the Board approved the declassification of the Board in June 2010 following shareholder approval of the Board’s related proposal. Beginning with the 2011 annual meeting, the successors to the Trustees whose term expired at such meeting are elected for a one-year term. Therefore, the Board will be fully declassified beginning with the 2013 annual meeting.

The Trust has adopted a Code of Business Conduct and Ethics which sets forth basic principles to guide the conduct of Trustees and the Trust’s employees, including its principal executive officer, principal financial officer, principal accounting officer or controller and persons serving similar functions. The code covers numerous topics including illegal or unethical behavior, conflicts of interest, compliance with laws, corporate opportunities and confidentiality. A copy of the Trust’s Code of Business Conduct and Ethics is available on the Trust’s website under “Investor Relations — Corporate Overview — Governance Documents” at www.rgpt.com.

Any waiver or material amendment that relates to the Trustees or certain executive officers of the Trust will be publicly disclosed in such subsection on the Trust’s website within four business days of such action. See “Related Person Transactions” for additional information regarding policies and procedures specifically addressing related person transactions.

The Trust has also adopted Corporate Governance Guidelines, which address, among other things, a Trustee’s responsibilities, qualifications (including independence), compensation and access to management and advisors. The Nominating and Governance Committee is responsible for overseeing and reviewing these guidelines and recommending any changes to the Board. A copy of the Trust’s Corporate Governance Guidelines is available on the Trust’s website under “Investor Relations — Corporate Overview — Governance Documents” at www.rgpt.com.

A copy of the Trust’s committee charters, Code of Business Conduct and Ethics and Corporate Governance Guidelines will be sent to any shareholder, without charge, upon written request sent to the Trust’s executive offices: Investor Relations, Ramco-Gershenson Properties Trust, 31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan 48334.

Trustee Compensation

The Compensation Committee and Board believe that Trustees should receive a mix of cash and equity. Consistent with the changes approved in 2010, for the 2011 program the Compensation Committee and the Board decided to increase the amount of equity and decrease the amount of cash in the Trustee’s total compensation package to further align the Trustee’s interests with that of the shareholders. Compensation paid to the non-employee Trustees is intended to provide incentives to such persons to continue to serve on the Board, to further align the interests of the Board and shareholders and to attract new Trustees with outstanding qualifications. Trustees who are employees or officers of the Trust or any of its subsidiaries do not receive any compensation for serving on the Board or any committees thereof; therefore, Mr. Gershenson is excluded from the Trustee compensation table below.

2011 Non-Employee Trustee Annual Cash Retainer and Meeting Fees. In 2011, each non-employee Trustee, other than the Chairman of the Board, received an annual cash retainer equal to approximately $30,000 and an annual equity retainer, consisting of a grant of restricted shares, valued at approximately $50,000. The restricted shares were granted on June 30th. Two thousand of such Shares will vest ratably over three years, with the remaining balance of 2,039 Shares vesting in full on the first anniversary of the grant date. There were no additional fees paid per meeting attended. In addition, the Chairman of the Board received an annual cash retainer of $100,000. The chairmen of the Audit, Compensation, Nominating and Governance, and Executive Committees each received additional cash annual retainers in the amounts of $7,500, $5,000, $5,000 and $2,500, respectively. The Trust also reimburses all Trustees for all expenses incurred in connection with attending any meetings or performing their duties as Trustees.

Stock Ownership Guidelines. Effective September 2008, the Compensation Committee approved stock ownership guidelines for the Trustees. The guidelines require such persons to hold directly a number of Shares (including unvested restricted Shares) having a market value equal to three times the then current annual stock grant denominated in Shares for all Trustees. Trustees have a five-year period to comply with the guidelines, with the initial compliance deadline being September 2013. The Compensation Committee reviews the minimum equity holding level and other market trends and practices on a periodic basis. The Compensation Committee has confirmed that all Trustees currently satisfy the guidelines or are making significant progress toward the guidelines.

Deferred Fee Plan. The Trust maintains the Ramco-Gershenson Properties Trust Deferred Fee Plan for Trustees. A Trustee may elect to defer the entire annual equity retainer earned for services provided during a subsequent calendar year (“Deferral Year”) by completing and filing a proper deferred fee agreement with the Secretary of the Trust no later than December 31 of the year prior to the Deferral Year. Any shares deferred will be credited to a deferred share account and will be entitled to receive distributions, which at the Trustee’s election will either be paid in cash or will be reinvested in Shares. A Trustee may modify or revoke his or her existing fee deferral election only on a prospective basis, only for an annual equity retainer to be earned in a subsequent calendar year, and only if the Trustee executes a new deferred fee agreement or revokes his or her existing deferred fee agreement in writing by December 31 of the year preceding the calendar year for which such modification or revocation is to be effective. The Trustee must elect the end of the deferral period at the time of such election and, except for limited circumstances, no Trustee shall have any right to make any early withdrawals from the Trustee’s deferred fee accounts.

2011 Trustee Compensation Table

Name	Fees Earned or Paid in Cash ($) (1)		Stock Awards ($) (2)(3)(4)	Total ($)
Stephen R. Blank	136,247		50,003	186,250
Arthur H. Goldberg	34,997		50,003	85,000
Robert A. Meister	29,997		50,003	80,000
David J. Nettina	22,917	(5)	—(6)	22,917
Matthew L. Ostrower	29,997		50,003	80,000
Joel M. Pashcow	32,497		50,003	82,500
Mark K. Rosenfeld	36,247		50,003	86,250
Michael A. Ward	29,997		50,003	80,000
Total	352,896		350,021	702,917

(1)	Represents amounts earned in cash in 2011 with respect to the cash retainers.

(2)	Reflects 4,039 shares of restricted stock granted in 2011 under the 2008 Restricted Share Plan for Non-Employee Trustees and the 2009 Omnibus Long-Term Incentive Plan. The amounts reported reflect the grant date fair value of each award based on the closing price of the Shares on the NYSE on June 30, 2011 (i.e., $12.38).

(3)	In 2011, the following Trustees elected to defer the receipt of their entire equity retainer under the Ramco-Gershenson Properties Trust Deferred Fee Plan for Trustees as follows:

Name	2011 Stock Deferrals	Deferred Shares Credited
Stephen R. Blank	50,003	4,039
Arthur H. Goldberg	50,003	4,039
Matthew L. Ostrower	50,003	4,039
Mark K. Rosenfeld	50,003	4,039
Michael A. Ward	50,003	4,039

However, such Trustees elected to receive the dividend equivalents related to such deferred shares in cash.

(4)	As of December 31, 2011, each non-employee Trustee had the following number of stock options outstanding: Stephen R. Blank, 12,000; Arthur H. Goldberg, 12,000; Robert A. Meister, 11,000; Joel M. Pashcow, 11,000; Mark K. Rosenfeld, 12,000; and Michael A. Ward, 4,000.

As of December 31, 2011, each non-employee Trustee had the following number of shares of restricted stock outstanding (including stock deferrals): Stephen Blank, 8,039 shares; Arthur Goldberg, 6,039 shares; Robert Meister, 6,039 shares; Matthew Ostrower, 6,039 shares; Joel Pashcow, 6,039 shares; Mark Rosenfeld, 8,039 shares, and Michael Ward, 6,039 shares.

(5)	Mr. Nettina did not continue on as a Trustee as of the 2011 annual meeting. As such, Mr. Nettina was paid only a prorated portion of his Trustee fees for 2011 in cash.

(6)	In connection the Board’s decision not to re-nominate him in 2011, Mr. Nettina was not issued any restricted stock awards in 2011, and the Board resolved to accelerate the vesting of all shares of restricted stock held by him (3,334 shares).

Communication with the Board

Any shareholder or interested party who desires to communicate with the Board or any specific Trustee(s) can write to the Board at the following address: Board of Trustees, c/o Secretary, Ramco-Gershenson Properties Trust, 31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan 48334. All communications received by the Trust’s Secretary which are addressed to the Board or a Committee will be forwarded directly to the members of the Board.

Shareholders, Trust employees, officers, Trustees or any other interested persons who have concerns or complaints regarding accounting or auditing matters of the Trust are encouraged to contact, anonymously or otherwise, the Chairman of the Audit Committee (or any Trustee who is a member of the Audit Committee) at the address above. Such admissions will be treated confidentially.

EXECUTIVE OFFICERS

The executive officers of the Trust serve at the pleasure of the Board. The executive officers of the Trust are as follows:

Name	Age	Title
Dennis E. Gershenson	68	Trustee; President and Chief Executive Officer
Gregory R. Andrews	50	Chief Financial Officer and Secretary
Frederick A. Zantello	68	Executive Vice President
Catherine J. Clark	53	Senior Vice President — Acquisitions
Michael J. Sullivan	53	Senior Vice President — Asset Management

See “Proposal 1—Election of Trustees” for biographical and other information regarding Mr. Gershenson.

Gregory R. Andrews has been Chief Financial Officer and Secretary since March 2010. Previously, Mr. Andrews served as Executive Vice President of Finance of the Trust from February to March 2010. Mr. Andrews has over 20 years of real estate experience, including executive management positions with Equity One, Inc., another publicly traded REIT, from November 2006 to April 2009 (including as Executive Vice President and Chief Financial Officer) and Green Street Advisors, Inc., an investment advisory firm, from March 1997 to November 2006. Mr. Andrews was also previously a vice president in the corporate (Hong Kong) and commercial real estate (U.S.) divisions of Bank of America and an analyst at First Interstate Bank of California. Mr. Andrews currently is a director of Spy Inc. and serves on its Audit Committee.

Frederick A. Zantello has been an Executive Vice President since June 2005. Mr. Zantello has been employed with the Trust since April 1997, including serving as Executive Vice President of Development and Senior Vice President and Executive Vice President of Asset Management, respectively. Previously, Mr. Zantello was the Executive Vice President, Chief Operating Officer with Glimcher Realty Trust and Director of Real Estate with Federated Department Stores. Mr. Zantello is a member of the International Council of Shopping Centers and has over 30 years of experience in the real estate industry.

Catherine J. Clark has been Senior Vice President — Acquisitions since June 2005. Ms. Clark has been employed with the Trust since 1997 in various acquisition roles. Previously, Ms. Clark was a Vice President with Farmington Mortgage, a subsidiary of the Fourmidable Group, and Vice President with Amurcon Corporation. Ms. Clark has over 25 years of experience in the real estate industry.

Michael J. Sullivan has been Senior Vice President — Asset Management since August 2005. Previously, Mr. Sullivan was Senior Vice President of Operations for Restaurant Associates’ Sports & Entertainment division, a subsidiary of Compass Group PLC. Mr. Sullivan holds a baccalaureate in International Relations from St. Joseph’s University in Pennsylvania. His professional affiliations include the International Council of Shopping Centers and National Association of Concessionaires.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee of the Board (referred to as the “Committee” in this section), composed entirely of independent Trustees, administers the executive compensation program of the Trust. The Committee’s responsibilities include recommending and overseeing compensation and benefit plans and policies, reviewing and approving equity grants and otherwise administering share-based compensation plans, and reviewing and approving annually all compensation decisions relating to the Trust’s executive officers, including the Chief Executive Officer, the Chief Financial Officer and the other executive officers named in the Summary Compensation Table (the “named executive officers”) and the other Named Executive Officer Compensation Tables. This section of the proxy statement explains how the Trust’s compensation programs are designed and operated in practice with respect to the named executive officers.

Executive Summary

Overview of Compensation Program

The following is a summary of key aspects of our 2011 compensation program for named executive officers:

•

Multifaceted compensation program. Each named executive officer participates in three primary elements of the Trust’s executive compensation program: a base salary; an annual cash bonus; and stock-based long-term incentive awards. Base salaries provide a fixed component of compensation that is required to retain key executives. Annual cash bonuses are awarded based upon performance relative to specified incentive targets and individual goals (for the CEO and CFO) or on a discretionary basis (for other named executive officers). Long-term incentive awards consist half of service-based grants of restricted stock that vest over five years and half of performance-based grants of restricted stock that vest upon the achievement of specified performance criteria. The Trust provides limited perquisites to named executive officers and does not maintain any defined pension plans. The Trust offers named executive officers an equity deferral plan, although such plan has rarely been utilized.

•

Conservative Base Salary Increases and Annual Bonus Potential. The Committee increased base salaries for the named executive officers (except Mr. Sullivan) by 3% in 2011. The Committee increased Mr. Sullivan’s base salary by 5% in 2011 in recognition of the Trust’s performance in the asset management area. In keeping with its belief for appropriate levels of target bonuses, the Committee set the target bonuses for Messrs. Sullivan and Zantello and for Ms. Clark at 40% of base salary for 2011. Additionally, the Committee set Mr. Gershenson’s target bonus for 2011 at 100% of his base salary, with the target bonus for Mr. Andrews set at 60% of his base salary.

•

Emphasis on pay-for performance. For 2011, performance-based compensation equaled 36% to 50% of the Target Compensation (as defined below) of our named executive officers. Performance-based compensation includes bonus compensation and the performance-based component of the long-term incentive program. Through bonus and performance-based restricted stock awards, named executive officers are motivated to drive the performance of the Trust.

•

Balance of short-term and long-term compensation. For 2011, long-term incentive compensation represented 35-37% of Target Compensation. Through grants of new long-term awards, unvested amounts of prior awards, and stock ownership guidelines, named executive officers have substantial incentives to focus on the long-term performance of the Trust.

•

Change of control policy; employment agreements with certain named executive officers. The Trust maintains a Change in Control Policy applicable to the CEO, CFO, executive vice presidents, and senior vice presidents, which includes all named executive officers. Benefits under the policy require a “double trigger,” which means a change of control and the actual or constructive termination of employment within one year after the trigger event. In addition, the policy does not provide for a tax gross-up on benefits. The Trust believes that this policy is competitive with policies of its peers and provides executives with incentives to continue working diligently on the Trust’s behalf in the event of any possible change of control. In addition to the foregoing, the Trust is party to employment agreements with Messrs. Gershenson and Andrews. There were no changes to those employment agreements in 2011.

•

Significant Shareholder Support for Compensation Program for named executive officers. The Trust’s say-on-pay proposal was approved by approximately 74% of the total outstanding voting shares and approximately 94% of the votes cast at the 2011 annual meeting. The Committee and Board discussed the results of such shareholder vote in detail. In light of the significant shareholder support and many other factors discussed herein, the Committee determined that no material changes to the compensation policies and programs for the named executive officers were appropriate in response to the say-on-pay vote.

Overview of 2011 Compensation Actions

In December 2010, the Committee established a base salary for each named executive officer, and in March 2011, the Committee established a target annual cash bonus and target long-term restricted stock incentive awards (collectively, with base salary, the “Target Compensation”) for each named executive officer. In considering the appropriate levels of Target Compensation, the Committee balanced the need to retain and motivate the Trust’s named executive officers while managing the Trust’s cash and non-cash expense and strengthening the alignment of management with the Trust’s shareholders.

After reviewing the prior year’s benchmarking results for the CEO and CFO and consulting with the Trust’s CEO (with respect to the other named executive officers), the Committee increased base salaries for named executive officers (except Mr. Sullivan) by 3%, and increased Mr. Sullivan’s base salary by 5%. As in the prior year, the Committee established cash bonus targets for the CEO and CFO at 100% and 60% of base salary, with payouts of 0% to 200% of target predicated on the achievement of specific corporate financial objectives and individual goals. The Committee established cash bonus targets for the other named executive officers at 40% of base salary, with payouts to be determined on a discretionary basis.

The Committee also continued its practice of awarding grants of restricted stock under the Trust’s long-term incentive program. The Committee approved long-term incentive targets equal to 75% to 120% of base salary for all named executive officers, with the total amount divided equally between service-based restricted stock grants vesting over five years and performance-based restricted stock grants. As in the prior year, the performance-based grants were based upon the Trust’s prospective total shareholder return relative to a defined peer group over a 3-year period. Performance (relative to the peer group) at the 50th, 75th, and 90th percentiles would result in payouts of 100%, 150%, and a maximum 200%, respectively, of the target incentive with a linear adjustment in payout between the performance levels. At the end of the performance period, any awards earned under the performance-based program are paid out 50% in March of the following year and 50% a year later.

The following table sets forth the Target Compensation for the named executive officers in 2011:

	Target Compensation
Name	Base Salary ($)	Target Annual Bonus ($)	Target LTIP Award- (Performance- Based Rest. Stock) ($)	LTIP Award- (Service Based Rest. Stock) ($)	2011 ($)	Target Performance- Based Compensation (% of Target Comp)(3)	Internal Pay Equity (% of CEO 2011 Target Comp)
Dennis E. Gershenson(1)	$496,417	$496,417	$297,850	$297,850	$1,588,534	50%	-
Gregory R. Andrews	$370,800	$222,480	$166,860	$166,860	$927,000	42%	58%
Frederick A. Zantello(2)	$266,513	$106,605	$99,942	$99,942	$573,002	36%	36%
Michael J. Sullivan	$265,174	$106,070	$99,440	$99,440	$570,124	36%	35%
Catherine Clark	$257,854	$103,142	$96,695	$96,695	$554,386	36%	34%

(1)	LTIP award includes annual grant and special grant in 2011.
(2)	Does not include discretionary equity grant Mr. Zantello received in 2011.
(3)	Target Annual Bonus plus Target LTIP Award (Performance-Based Restricted Stock), divided by Target Compensation in 2011.

Overview of 2011 Operating Performance and Pay-For-Performance

At the beginning of 2011, the Trust established two corporate financial objectives which management and the Board deemed important to the short-term and long-term success of the Trust. The first objective was to reduce the Company’s leverage, with a target debt to EBITDA (earnings before interest, taxes, depreciation and amortization) ratio of 7.5X. The second objective was to maximize income and cash flow, with a target FFO (funds from operations, as adjusted for certain one-time items) of $0.90 to $1.00 per diluted share.

During 2011, the Trust achieved substantial progress on both of its corporate financial objectives. It reduced consolidated debt to EBITDA from 8.5X at the end of 2010 to 7.0X at the end of 2011, by raising common and preferred equity, selling assets, paying down debt, and increasing EBITDA through leasing and investment activity. The Trust also achieved FFO per diluted share of $1.01 by increasing occupancy in anchor and shop space, reducing interest expense, and controlling overhead expenses, among other items.

The Trust also achieved other important objectives during 2011 that are expected to contribute to its long-term success. These include entering St. Louis, a new market for the Trust, through the acquisition of two shopping centers; reducing the number of vacant anchor spaces in its portfolio from 15 to 8; and establishing itself as an unsecured borrower under an amended line of credit and two term loans.

Cash bonus payments to named executive officers reflected both the Trust’s success in accomplishing its goals and individual accomplishments during 2011. Specifically, the 2011 bonus plan for the CEO and CFO was predicated on achieving targeted levels of FFO per diluted share (40% of total bonus potential), targeted levels of debt to EBITDA (30%), and individual goals (30%). Based upon the Trust’s financial results for 2011 and financial position as of the end of 2011, the CEO and CFO achieved 160% of target for FFO per diluted share, 200% of target for debt to EBITDA, and 100% of their individual goals. See “—Annual Bonus—Dennis Gershenson and Gregory Andrews” for a discussion of the actual performance results under the 2011 annual bonus plan.

For the three other named executive officers, annual bonuses were determined at the discretion of the Committee, based upon a review of corporate, departmental and individual performance, together with input from the CEO. Each of these three named executive officers achieved bonuses above the target level for 2011. See “—Annual Bonus—Other Named Executive Officers” for a discussion of the actual performance results under the 2011 annual bonus plan.

Notwithstanding the foregoing, the Committee retains discretion to revise performance-based compensation for individual performance or extraordinary circumstances. The Committee also retains discretion to provide bonuses outside the Trust’s annual bonus plan, make equity grants other than under the existing long-term incentive program, and to provide other compensation. In 2011, the Committee granted a discretionary equity award to Mr. Zantello. See “2011 Compensation Determinations — Long-Term Incentive Compensation.”

Compensation Philosophy, Program Objectives and Key Features

The Trust’s compensation program for named executive officers is designed to:

•	establish and reinforce the Trust’s pay-for-performance philosophy;

•	motivate and reward the achievement of specific annual and long-term financial and strategic goals of the Trust;

•	link actual compensation earned to the relative performance of the Trust’s total shareholder return as compared against the peer companies;

•	attract, retain and motivate key executives critical to the Trust’s operations and strategies; and

•	be competitive relative to peer companies.

In furtherance of the foregoing, the Trust’s compensation program for named executive officers historically has consisted of a base salary, an annual bonus, long-term incentive compensation and certain other benefits. The Trust also provides certain deferred compensation and severance arrangements.

The Committee recognizes that a compensation program must be flexible to address all of its objectives. The Committee historically has used market data as a compensation guideline, and the Committee also considers Trust performance, individual performance reviews, hiring and retention needs and other market factors in finalizing its compensation determinations. The Committee customarily takes significant direction from the recommendations of Mr. Gershenson and market data from third party consultants to determine the amount and form of compensation utilized in the executive compensation program. See “Process for Making Compensation Determinations — Advisors Utilized in Compensation Determinations” below.

The following table sets forth how each element of compensation in the 2011 executive compensation program is intended to satisfy one or more of the Trust’s compensation objectives, as well as key features of the compensation elements that address such objectives.

Element of Compensation	Compensation Objectives	Key Features
Base Salary

•     Provide a minimum, fixed level of cash compensation

•     Important factor in retaining and attracting key employees in a competitive marketplace

•     Preserve an employee’s commitment during downturns in the general economy, the REIT industry and/or equity markets

• Changes based on an evaluation of the individual’s experience, current performance, potential for advancement, internal pay equity and comparison to peer groups
Annual Bonus Program

•     Incentive for the achievement of short-term Trust performance

•     The bonus plan for the CEO and CFO enhances “pay-for-performance” compensation and ensures greater transparency for the two most significant executives

•     Assist in retaining, attracting and motivating employees in the near term

•     To the extent paid in cash, provides a balance for volatile equity compensation

•     CEO and CFO were eligible for bonuses upon satisfaction of three performance measures: funds from operations per share (40%), balance sheet improvement (debt-to-EBITDA ratio) (30%), and individual strategic goals (30%). Target bonuses for CEO and CFO are 100% and 60% of base salary, respectively. For each performance component, can earn 0% to 200% of target multiplied by component weight

•     Other named executive officers had target bonuses of 40% of base salary, although bonuses remained discretionary

Long-Term Share-Based Incentive Awards	• Provide incentive for employees to focus on long-term fundamentals and thereby create long-term shareholder value • Maintain shareholder-management alignment	• Stock ownership guidelines – reinforce focus on long-term fundamentals • Targets of 75% to 120% of base salary
Service-Based Restricted Stock	• Provides upside incentive, with some down market protection	• 50% of long-term incentive compensation award • Vests in five equal installments on anniversaries of grant date

Element of Compensation	Compensation Objectives	Key Features
Performance-Based Restricted Stock	• Enhances pay-for-performance objective • Incentive for the achievement of three-year performance goals

•     50% of long-term incentive compensation award

•     Earned based on total shareholder return over three-year period. Can earn 0% to 200% of target based on performance

•     As of the date the Committee determines the satisfaction of the performance measure, 50% of the award is granted immediately in Shares, and 50% of the award is granted as service-based restricted stock with vesting on first anniversary of the Share grant date

Perquisites and Other Benefits	• Assist in retaining and attracting employees in competitive marketplace, with indirect benefit to Trust	• May include health care premiums, life insurance premiums, matching contributions in 401(k) plan, holiday cards, housing allowance and mileage reimbursement
Change of control policy or arrangements

•     Ensure continued dedication of employees in case of personal uncertainties or risk of job loss

•     Ensure compensation and benefits expectations are satisfied

•     Retain and attract employees in a competitive market

•     Double trigger (change of control and actual or constructive termination of employment) required for benefits

•     All executive officers participate in such policy

•     Mr. Gershenson is eligible for a full tax-gross up (set forth in his employment agreement)

Employment agreements	• Retain and attract employees in a competitive market • Ensure continued dedication of employees in case of personal uncertainties or risk of job loss	• Messrs. Gershenson and Andrews each have an employment agreement

Process for Making Compensation Determinations

Advisors Utilized in Compensation Determinations

Management and Other Employees. The Committee takes significant direction from the recommendations of Mr. Gershenson regarding the design and implementation of the executive compensation program because he has significant involvement in, and knowledge of, the Trust’s business goals, strategies and performance, the overall effectiveness of the executive officers and each person’s individual contribution to the Trust’s performance. For each named executive officer, the Committee is provided a compensation recommendation as well as information regarding historical earned compensation, the individual’s experience, current performance, potential for advancement and other subjective factors. Mr. Gershenson also provides recommendations for the performance metrics to be utilized in the incentive compensation programs, the appropriate performance targets and an analysis of whether such performance targets have been achieved (including recommended adjustments). The Committee retains the discretion to modify the recommendations of Mr. Gershenson and reviews such recommendations for their reasonableness based on the Trust’s compensation philosophy and related considerations.

Generally, the Committee sets the meeting dates and agendas for Committee meetings and Mr. Gershenson is invited to attend many of such meetings. The Committee also meets regularly in executive session outside the presence of management to discuss compensation issues generally, as well as to review the performance of and determine the compensation of Mr. Gershenson. The Trust’s legal advisors, human resources department and corporate accounting department support the Committee in its work in developing and administering the compensation plans and programs.

Third-Party Consultants. With respect to the 2011 executive compensation program, the Compensation Committee engaged Meridian to discuss best-practices and market trends in executive compensation and provide a detailed analysis of the long-term incentive program. In addition, the Committee and Mr. Gershenson historically have used market data as an important guideline in establishing target compensation, with the objective of having various compensation elements at or slightly above the market median. See “— Compensation Differences Among Named Executive Officers” below for information regarding benchmarking in 2011.

Compensation Differences Among Named Executive Officers

In past years, the Committee utilized benchmarking by job responsibilities and position in establishing certain compensation levels in 2011, which continues to impact the compensation levels in 2011. Mr. Gershenson, President and Chief Executive Officer, leads the management of the Trust across all departments as well as serving as management’s representative on the Board. With respect to Mr. Sullivan, the Committee concluded that Mr. Sullivan was entitled to a slightly higher percentage increase in his base salary, as compared to the other named executive officers, (5% versus 3%) due to the Trust’s performance in the asset management area. In addition, the Committee determined to award Ms. Clark a 2011 annual bonus equal to approximately 128% of her bonus opportunity because of the Committee’s view that the acquisition department produced significant returns for the Trust both as a result of the sales prices achieved on dispositions as well as the capitalization rates negotiated on the Trust’s acquisitions. The Committee determined to award Mr. Sullivan a 2011 annual bonus equal to approximately 120% of his annual bonus opportunity because of the achievement by the asset management department of an operating metric that exceeded the department’s goals including occupancy, same center net operating income and other income.

Benchmarking by job responsibilities and position has been a significant factor in the Trust’s compensation program for the other named executive officers in prior years, but it was not a direct factor in the determining 2011 Target Compensation. The compensation of the other named executive officers was last benchmarked in 2010, which continues to impact the current compensation program. The other named executive officers are responsible for key operating divisions of the Trust.

The Committee also utilized internal pay equity as an additional data point, but the Committee does not target specific internal pay equity metrics.

2011 Compensation Determinations

Base Salary

The base salaries of named executive officers are reviewed on an annual basis, as well as at the time of a promotion or other change in responsibilities. Annual merit increases are generally effective January of the applicable year.

The Committee relies primarily on peer group analyses in determining annual salary increases while also considering the Trust’s overall performance, and the individual’s experience, current performance and potential for advancement. The Committee determined to increase base salaries for 2011 by 3% for the named executive officers (except Mr. Sullivan), and to increase Mr. Sullivan’s base salary for 2011 by 5%. Those 2011 base salary increases were based on general survey data. In addition, Mr. Sullivan’s higher base salary increase reflects the increased job responsibilities he assumed in 2011.

The following table sets forth the base salaries approved for the named executive officers in 2010 and 2011.

Name	2010 Base Salary	2011 Base Salary
Dennis E. Gershenson	$481,958	$496,417
Gregory R. Andrews	$360,000	$370,800
Frederick A. Zantello	$258,750	$266,513
Michael J. Sullivan	$252,547	$265,174
Catherine Clark	$250,344	$257,854

Annual Bonus—Dennis Gershenson and Gregory Andrews

Target Bonus.    On March 1, 2011, the Committee approved the adoption of the 2011 Executive Incentive Plan for the Trust’s Chief Executive Officer and Chief Financial Officer. The performance objectives for 2011 include funds from operations per share (40%), balance sheet improvement (debt-to-EBITDA ratio) (30%), and individual strategic goals (30%). The target bonus for the Chief Executive Officer and the Chief Financial Officer was 100% and 60% of base salary, respectively. For 2011, the base salary increase of 3% for Messrs. Gershenson and Andrews resulted in the same increases in the cash value of their respective target annual bonuses. Each of the components is analyzed independently, with payouts for each component ranging from 50% to 200% of the target incentive multiplied by the component weighting for each component.

Earned Bonus.    Set forth below are the target annual bonuses in 2011 and the earned annual bonuses in 2010 and 2011 for Messrs. Gershenson and Andrews.

Name	Earned Annual Bonus 2010	Target Annual Bonus 2011	Earned Annual Bonus 2011
Dennis E. Gershenson	$250,000	$496,417	$764,482
Gregory R. Andrews	$145,800	$222,480	$342,277

Messrs. Gershenson and Andrews each earned approximately 154% of their target annual bonus in 2011.

The following table sets forth the target financial performance measures for each payout opportunity, together with actual results, regarding the 2011 annual bonus plan for Messrs. Gershenson and Andrews.

	Target Performance
Financial Performance Measure	LTIP (50% Payout)	Target (100% Payout)	Maximum (200% Payout)	Actual Performance	Percentage of Bonus Earned
FFO per Share (40%) (1)	$0.90	$0.95	$1.05	$1.01	160%
Debt to EBITDA (30%) (2)	7.7x	7.5x	7.1x	7.0x	200%

(1) NAREIT defines Funds From Operations (FFO) as net income (loss) (computed in accordance with Generally Accepted Accounting Principles (GAAP)), excluding gains (or losses) from extraordinary items, sales of properties, impairment charges on depreciable properties and equity investments in depreciable properties, plus real estate related depreciation and after adjustments for unconsolidated partnerships and joint ventures. FFO should not be considered as an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity. FFO is used as an additional indicator of our operating performance. Actual FFO per share for 2011 was $0.71 per share without adjustment. For purposes of the performance measure, the Committee made an upward adjustment to actual FFO per share of $0.30 per share because its FFO per share performance targets excluded gains or losses on extinguishment of debt and provisions for impairment for land available for sale.

(2) EBITDA is defined as earnings before interest, income taxes, and depreciation and amortization of our consolidated and unconsolidated businesses. EBITDA should not be considered as an alternative to net income (computed in accordance with GAAP) or as an alternative to cash flow as a measure of liquidity. EBITDA is used as an additional indicator of our operating performance.

The following list sets forth the individual goals included in the annual bonus plan for Messrs. Gershenson and Andrews. The Committee reviewed performance against the individual goals and determined that Messrs. Gershenson and Andrews each performed at the target level in 2011, which corresponded to a 100% payout for this component.

Dennis Gershenson

•	Establish a disciplined 3-year plan to increase shareholder value; outline the plan to the investment community and track the Trust’s progress.
•	Expand the Trust’s investor outreach through greater conference participation, investor road shows and one-on-one meetings.
•

Work with senior management to promote more independent decision-making that reflects a consistent focus on the corporate goals as it relates to prioritizing the use of the Trust’s resources and capital.

•	Establish a process to evaluate the Trust’s current senior management; recommend individual(s) who are suitable candidates to succeed the CEO; propose a potential CEO succession plan.

Gregory Andrews

•	Strengthen the Trust’s balance sheet and improve the Trust’s access to capital.
•	Create and implement relevant reporting packages and processes that address executive and VP requirements for timely and accurate internal reporting.
•	Review general and administrative expenses in detail and propose savings.
•	Improve the quality of financial analysis of transactions provided to Operations, Acquisitions and Development departments.
•	Refine investor relations message and attract new long-term investors.
•	Assess user satisfaction with IT systems and services.
•	Implement process to improve the Trust’s utilization of its financial reporting system.

Annual Bonus—Other Named Executive Officers

Target Bonus.    The target bonus for the other named executive officers is discretionary and is calculated based on a percentage of such person’s base salary. The Committee generally believes that target annual bonuses of 40% of base salary are appropriate for the other named executive officers. For 2011, the base salary increase of 3% for the other named executive officers (except for Mr. Sullivan), and 5% for Mr. Sullivan, resulted in the same increases in the cash value of their respective target annual bonuses.

The annual cash bonus payouts are based upon the Committee’s subjective review of a variety of corporate, department and individual factors, along with the Committee’s view of the market and of the Trust’s need to retain its key executives.

Earned Bonus.    Set forth below are the target annual bonuses in 2011 and the earned annual bonuses in 2010 and 2011 for the other named executive officers.

Name	Earned Annual Bonus 2010	Target Annual Bonus 2011	Earned Annual Bonus 2011
Frederick A. Zantello	$4,000	$106,605	$119,000
Michael J. Sullivan	$73,000	$106,070	$127,000
Catherine Clark	$70,000	$103,142	$132,000

Mr. Zantello, Mr. Sullivan, and Ms. Clark earned 112%, 120% and 128%, respectively, of their respective target annual bonuses in 2011. Ms. Clark’s bonus reflected the success achieved by the Trust’s capital recycling program, involving both dispositions and acquisitions. Mr. Sullivan’s bonus reflected the relative performance of the asset management department and his strong individual performance in 2011. Finally, Mr. Zantello’s bonus reflected his efforts in moving the Trust’s major redevelopment projects through difficult entitlement challenges and supervising the leasing and construction process for those projects. Target bonuses for 2010 and 2009 had been reduced to half of the normal level due to economic conditions.

Long-Term Incentive Compensation

In 2011 the Committee approved the Trust’s long-term incentive compensation program, setting long-term incentive targets of 75% to 120% of base salary for the named executive officers, which are generally consistent with historical long-term incentive targets. The long-term incentive program consists of grants of service-based restricted stock and performance-based restricted stock. In 2011, the Committee determined that service-based restricted stock grants and performance-based restricted stock grants each would correspond to 50% of the long-term incentive dollar target. The service-based restricted stock vests in five equal installments on the anniversaries of the date of grant.

The performance-based restricted stock is earned based on the achievement of specific performance measures over a period of three calendar years (with such measures established by the Committee at the beginning of the three-year period). The sole performance measure is relative total shareholder return over a three-year period. The twelve peer companies are publicly traded shopping center REITs, which were selected based on the Committee’s view that such REITs were the Trust’s primary competitors for shareholder investment: Kimco Realty Corporation, Developers Diversified Realty Corporation, Weingarten Realty Investors, Regency Centers Corporation, Federal Realty Investment Trust, Equity One, Inc., Cedar Shopping Centers, Inc., Acadia Realty Trust, Inland Real Estate Corporation, Kite Realty Group Trust, Saul Centers, Inc., and Urstadt Biddle Properties. The achievement of 50th percentile, 75th percentile and 90th percentile and above corresponds to payouts of 100%, 150% and 200%, respectively, of the target incentive. There is a linear increase in payout between the performance levels.

The LTIP grants for the 2011 compensation program were as follows:

Name	LTIP Award ($)	Restricted Stock (Performance-Based) (#)	Restricted Stock (Service-Based) (#)
Dennis E. Gershenson	595,700	22,211	22,211
Gregory R. Andrews	333,720	12,443	12,443
Frederick A. Zantello	199,885	7,453	7,453
Michael J. Sullivan	198,881	7,415	7,415
Catherine Clark	193,391	7,211	7,211

Discretionary Equity Grants.    Mr. Zantello received an additional 3,500 shares of service-based restricted stock due to a rebalancing of his compensation structure beginning in 2009, which included a lower base salary and additional service-based restricted stock.

Equity Compensation—Other Policies

Stock Ownership Guidelines.    Effective September 2008, the Committee approved stock ownership guidelines for the executive officers. The guidelines require such persons to hold directly a number of Shares (including unvested restricted Shares) having a market value equal to a multiple of their then current base salary; Mr. Gershenson’s multiple is five and all other executive officers’ multiple is three. Covered employees have a five-year period to comply with the guidelines, with the initial compliance deadline being September 2013. The Committee reviews the minimum equity holding level and other market trends and practices on a periodic basis. The Committee has confirmed that all employees currently satisfy the guidelines or are making significant progress toward the guidelines.

Timing and Pricing of Share-Based Grants.    The Trust does not coordinate the timing of share-based grants with the release of material non-public information. Annual option or restricted stock grants for executive officers and other employees are generally made at the first Committee meeting each year with a grant date as of such approval or shortly thereafter. Further, restricted stock awards that are subject to performance measures are generally granted at the first Committee meeting of the year following satisfaction of such performance measures. The Committee generally establishes dates for regularly scheduled meetings at least a year in advance.

In accordance with the Trust’s compensation plans, the exercise price of each option is the closing price of the Shares (as reported by the NYSE) on the grant date (which date is not earlier than the date the Committee approved such grant). The Committee is prohibited from repricing options, both directly (by lowering the exercise price) and indirectly (by canceling an outstanding option and granting a replacement option with a lower exercise price), without shareholder approval, except in limited circumstances such as a stock split, stock dividend, special dividend or distribution or similar transactions.

Trading Limitations.    In addition to the restrictions set forth in SEC regulations, the Trust has an insider trading policy, which among other things, prohibits Trustees, executive officers and other employees from engaging in short sales, trading in options or participating in any other speculative investments relating to the Trust’s stock.

Perquisites and Other Personal Benefits

The Trust historically provides named executive officers with perquisites and other personal benefits that the Committee believes are reasonable and consistent with its overall compensation program to enable the Trust to attract and retain employees for key positions. See the Summary Compensation Table for a description of certain perquisites provided to named executive officers in 2011.

Deferred Stock

The Committee believes nonqualified deferred compensation arrangements are a useful tool to assist in tax planning and ensure retirement income for its named executive officers. Existing deferred compensation arrangements do not provide for above-market or preferential earnings as defined under SEC regulations.

Under the Ramco-Gershenson Properties Trust Deferred Compensation Plan for Officers, an officer can elect to defer restricted shares which may be granted during a subsequent calendar year. No executive officers elected to defer their restricted share grants in 2011.

Mr. Zantello is party to a deferral agreement with the Trust whereby he irrevocably committed to defer the gain on the exercise of specified options. See “Named Executive Officer Compensation Tables — Nonqualified Deferred Compensation in 2011” for additional information.

Contingent Compensation

The Trust has a Change of Control Policy applicable to the Chief Executive Officer, Chief Financial Officer, executive vice president or any senior vice president, which includes all executive officers. The policy provides for payments of specified amounts if such person’s employment with the Trust or any subsidiary is terminated in specified circumstances following a change of control, but does not include a tax gross-up. The policy was amended in March 2010 to revise the amounts payable thereunder, which now equals the product of (x) for the Chief Executive Officer, 2.99, and for the Chief Financial Officer, an executive vice president or a senior vice president, 2.0, and (y) the base amount under Section 280G of the Internal Revenue Code of 1986, as amended (“IRC”). The March 2010 amendment also revised the definition of a change of control to eliminate the trigger caused by the election or appointment to the Board of any Trustee whose appointment or election to the Board or nomination for election by the Trust’s shareholders was not approved by a vote of at least a majority of specified Trustees.

The Trust believes this policy would be instrumental in the success of the Trust in the event of any future hostile takeover bid and would ensure the continued dedication of employees, notwithstanding the possibility, threat or occurrence of a change of control. Further, it is imperative to diminish the inevitable distraction of such employees by virtue of the personal uncertainties and risks created by a pending or threatened change of control, and to provide such employees with compensation and benefits upon a change of control that ensure that such employees’ compensation and benefits expectations are satisfied. Finally, many competitors have change of control arrangements with named executive officers and such policy ensures the Trust will be competitive in its compensation program. See “Named Executive Officer Compensation Tables—Potential Payments Upon Termination or Change-in-Control” for further information.

The Trust has employment agreements with Messrs. Gershenson and Andrews which provide for specified severance benefits, including termination upon a change of control. Mr. Gershenson’s agreement includes a full tax gross-up regarding change of control payments, which reinforces the purpose of the change of control benefit. Neither executive is entitled to a duplication of benefits under their respective employment agreements or the Trusts’ Change of Control Policy.

Policy Regarding Retroactive Adjustment

Section 304 of the Sarbanes-Oxley Act of 2002 requires a company to claw back certain incentive-based compensation and stock profits of the Chief Executive Officer and Chief Financial Officer if the company is required to prepare an accounting restatement due to the material noncompliance of the company, as a result of misconduct, with any financial reporting requirement under the securities laws. The Committee does not otherwise have a formal policy regarding whether the Committee will make retroactive adjustments to, or attempt to recover, cash or share-based incentive compensation granted or paid to senior management in which the payment was predicated upon the achievement of certain financial results that are subsequently the subject of a restatement. The Committee intends to adopt an appropriate recoupment policy following the approval of applicable regulations required by the Dodd-Frank Act.

Tax and Accounting Considerations

Deductibility of Executive Compensation

The Committee has reviewed the Trust’s compensation policies in light of Section 162(m) of the IRC, which generally limits deductions by a publicly-held corporation for compensation paid to certain executive officers to $1,000,000 per annum, subject to specified exceptions (the most significant of which is performance-based compensation), and has determined that the compensation levels of the Trust’s executive officers were not at a level that would be materially affected by such provisions. Even if the Trust’s compensation expense deduction were limited by Section 162(m), as long as the Trust continues to qualify as a real estate investment trust under the IRC, the payment of non-deductible compensation should not have a material adverse impact on the Trust. The Committee intends to continue to review the application of Section 162(m) with respect to any future compensation arrangements considered by the Trust.

Nonqualified Deferred Compensation

Section 409A of the IRC provides that amounts deferred under nonqualified deferred compensation arrangements will be included in an employee’s income when vested provided certain conditions are met. If the certain conditions are not satisfied, amounts subject to such arrangements will be immediately taxable and employees will be subject to additional income tax, penalties and a further additional income tax calculated as interest on income taxes deferred under the arrangement. In December 2008, the Trust revised certain of its compensation agreements to ensure that the Trust’s employment, severance and deferred compensation arrangements either comply with, or are exempt from, the requirements of Section 409A to allow for deferral without accelerated taxation, penalties or interest.

Change of Control Payments

Section 280G of the IRC disallows a company’s tax deduction for “excess parachute payments,” generally defined as payments to specified persons that are contingent upon a change of control in an amount equal to or greater than three times the person’s base amount (the five-year average of Form W-2 compensation). Additionally, IRC Section 4999 imposes a 20% excise tax on any person who receives such excess parachute payments.

The Trust’s share-based plans entitle participants to payments in connection with a change of control that may result in excess parachute payments. Further, Messrs. Gershenson’s and Andrews’ employment agreements, along with the Change of Control Policy for the benefit of executive officers, entitle such persons to payments upon termination of their employment following a change of control that may qualify as excess parachute payments. As noted earlier, Mr. Gershenson’s employment agreement provides for a full tax-gross up on benefits that exceed limits set forth in Section 280G of the IRC.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board has reviewed and discussed the Compensation Discussion and Analysis (CD&A) in this proxy statement with management, including the Chief Executive Officer. Based on such review and discussion, the Compensation Committee recommended to the Board that the CD&A be included in the Trust’s annual report on Form 10-K for the year ended December 31, 2011 and the proxy statement for the 2012 annual meeting of shareholders.

The Compensation Committee

Arthur H. Goldberg (Chairman)

Stephen R. Blank

Robert A. Meister

Michael A. Ward

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

During 2011, none of the Trust’s executive officers served on the board of directors or compensation committee (or committee performing equivalent functions) of any other company that had one or more executive officers serving on the Board or Compensation Committee.

Mr. Ward previously was an officer of the Trust; none of the other members of the Compensation Committee is or has been an officer or an employee of the Trust.

NAMED EXECUTIVE OFFICER COMPENSATION TABLES

Summary Compensation Table

The table below summarizes the total compensation paid or earned by the named executive officers in 2011, 2010 and 2009.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total ($)
Dennis E. Gershenson	2011	496,417	—	647,451	—	764,482	11,974	1,920,324
President and CEO	2010	481,958	—	869,590	—	325,322	13,462	1,690,332
	2009	465,660	400,000	294,539	—	—	12,154	1,172,353
Gregory R. Andrews(5)	2011	370,800	—	362,713	—	342,277	—	1,075,790
CFO and Secretary	2010	328,462	—	529,708	154,500	145,800	21,164	1,179,634
Frederick A. Zantello	2011	266,513	119,000	264,187	—	—	49,773	699,473
Executive VP	2010	258,750	44,000	222,270	—	—	46,245	571,265
	2009	250,000	30,000	68,790	—	—	46,562	395,352
Michael J. Sullivan	2011	265,174	127,000	216,152	—	—	—	608,326
Senior VP—Asset	2010	252,547	73,000	184,090	—	—	—	509,637
Management	2009	244,007	40,000	31,121	—	—	—	315,128
Catherine Clark	2011	257,854	132,000	210,196	—	—	—	600,050
Senior VP—Acquisitions

(1)	The amounts reported reflect the grant date fair value (excluding the effect of estimated forfeitures). All awards in the Stock Awards column for 2011 relate to performance-based and service-based restricted stock granted in 2011 under the 2009 Omnibus Long-Term Incentive Plan. The grant date fair value of each share of service-based restricted stock is calculated as the closing price of the Shares as of the grant date. The grant date fair value of each share of performance-based restricted stock is calculated using a Monte Carlo simulation as of the grant date.

The grant date fair value of the performance-based restricted stock reflects the probable outcome of the award. The relative total shareholder feature of the award represents a “market condition” under applicable accounting requirements. As such, the grant date fair value of the award must reflect the probabilities of all possible outcomes of the market condition as they existed at that date. To that end, the Trust employed a valuation method that statistically simulated an expected total shareholder return performance relative to the comparator group and determined the corresponding grant date value that would result. The single grant date fair value computed by this valuation method is recognized by the Trust in accounting for the awards regardless of the actual future outcome of the relative total shareholder return feature. Therefore, there is no separate maximum grant date value reported with respect to the performance-based restricted stock.

(2)	The amounts reported reflect the grant date fair value (excluding the effect of estimated forfeitures). All awards in the Option Awards column for 2011 relate to options granted in 2011 under the 2009 Omnibus Long-Term Incentive Plan. The grant date fair value of each option is calculated using the Black Scholes option-pricing model. Valuation assumptions used in determining the grant date fair value of 2011 awards are included in Note 19 of the Trust’s audited financial statements in the Trust’s Annual Report on Form 10-K for the year ended December 31, 2011.

(3)	The amounts earned in 2011, consisting of payments under the 2011 Executive Incentive Plan, were approved by the Committee on February 22, 2012. Payment of such bonus occurred on March 15, 2012. Mr. Gershenson voluntarily reduced his bonus earned in 2010 by approximately $75,000, which is not reflected in this table.

(4)	For 2011, this column consists of:

Dennis Gershenson — full payment of health care premiums and life insurance premiums.

Frederick Zantello — housing allowance and mileage reimbursement of $47,253 and full payment of health care premiums.

(5)	No amounts are reported for Mr. Andrews for the year 2009 since he was not a named executive officer in that year.

Narrative Discussion of Summary Compensation Table

Employment Agreement — Mr. Gershenson and Mr. Andrews. See “Potential Payments Upon Termination or Change-in-Control” for a description of the material terms of such employment agreements.

Bonus.    For 2011, each of the named executive officers received an annual target bonus, each of which was paid in cash.

For 2008 and 2009, Mr. Gershenson received a discretionary bonus. For 2009, Mr. Gershenson’s discretionary bonus was paid all in cash and is reported in the “Bonus” column. For 2008, one-third of the bonus of Mr. Gershenson was paid in cash, with grant date fair value reflected in the “Bonus” column for 2008. The remaining two-thirds of such bonus was paid in restricted stock at the election of the Trust, and the grant date fair value is reflected in the “Stock Awards” column in 2009.

Mr. Zantello and Mr. Sullivan earned the discretionary cash bonuses specified above in the “Bonus” column for 2009 and 2010. For 2008, 75% of such bonus was paid in cash, and such amount was previously reflected in the “Bonus” column for that year. The remaining 25% of such bonus for 2008 was paid in restricted stock at the election of the Trust, and the grant date fair value is reflected in the “Stock Awards” column in 2009, which reflects the year such shares were granted.

2008 Special Discretionary Grant of Restricted Stock.    In addition to the amounts noted above, each named executive officer received a special discretionary grant of restricted stock on March 4, 2009 as part of their 2008 bonus, having the following cash values: Mr. Gershenson, $132,890; Mr. Zantello, $57,540; and Mr. Sullivan, $21,372. The grant date fair value is reflected in the “Stock Awards” column for 2009.

Long-Term Incentive Program.    In 2010, the Committee re-implemented the Trust’s long-term incentive compensation program, with approved long-term incentive targets of 75% to 120% of base salary for the named executive officers, which generally is consistent with the historical long-term incentive program. The long-term incentive program consists of service-based restricted stock and performance-based restricted stock. In both 2011 and 2010, the Committee determined that service-based restricted stock grants and performance-based restricted stock grants each would correspond to 50% of the long-term incentive dollar target. The performance-based restricted stock is earned based on the achievement of specific performance measures over a period of three calendar years (with such measures established by the Committee at the beginning of the three-year period). For the 2011 and 2010 awards, the sole performance measure is relative total shareholder return over a three-year period. The achievement of 50th percentile, 75th percentile and 90th percentile and above corresponds to payouts of 100%, 150% and 200%, respectively, of the target incentive. There is a linear increase in payout between the performance levels.

There were no grants under the long-term incentive program for 2009 for named executive officers.

2011 Discretionary Grant of Restricted Stock.    In addition to the annual grant under the LTIP, Mr. Zantello also received an additional 3,500 shares of service-based restricted stock.

Non-Equity Incentive Plan.    The 2011 Executive Incentive Plan for the Trust’s Chief Executive Officer and Chief Financial Officer is based on the achievement of three performance objectives for 2011: funds from operations per share (40%), balance sheet improvement (debt-to-EBITDA ratio) (30%), and individual strategic goals (30%). The target bonus for the Chief Executive Officer and the Chief Financial Officer is 100% and 60% of base salary, respectively. Each of the components is analyzed independently of the others, with a threshold payout (50% of target incentive), target payout (100% of target incentive) or maximum payout (200% of target incentive) for each component.

Mr. Gershenson voluntarily reduced his bonus earned in 2010 by approximately $75,000, or 23%, in recognition of economic conditions and similar reductions imposed on other members of senior management.

Grants of Plan-Based Awards in 2011

The following table provides information about equity awards granted to the named executive officers in 2011.

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise of Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(4)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Dennis E. Gershenson	03/01/11	248,209	496,417	992,834	22,211	33,317	44,422	22,211	—	—	297,850
Gregory R. Andrews	03/01/11	111,240	222,480	444,960	12,443	18,665	24,886	12,443	—	—	166,861
Frederick A. Zantello	03/01/11	—	—	—	7,453	11,180	14,906	7,453	—	—	99,945
	03/01/11	—	—	—				3,500	—	—	46,935
Michael. J. Sullivan	03/01/11	—	—	—	7,415	11,123	14,830	7,415	—	—	99,435
Catherine Clark	03/01/11	—	—	—	7,211	10,817	14,422	7,211	—	—	96,700

(1)	The amounts in this column relate to the 2011 Executive Incentive Plan.

(2)	All awards in this column relate to shares of performance-based restricted stock under the 2009 Omnibus Long-Term Incentive Plan

(3)	All awards in this column relate to shares of service-based restricted stock under the 2009 Omnibus Long-Term Incentive Plan.

(4)	The grant date fair value of each share of service-based restricted stock is calculated as the closing price of the Shares as of the grant date. Each share of service-based restricted stock had a grant-date fair value of $13.41 for the March 1, 2011 grant date.

Narrative Discussion of Grants of Plan-Based Awards in 2011 Table

Annual Bonus Program. The 2011 Executive Incentive Plan for the Trust’s Chief Executive Officer and Chief Financial Officer was based on the achievement of three performance objectives for 2011: funds from operations per share (40%), balance sheet improvement (debt to EBITDA ratio) (30%), and individual strategic goals (30%). The target bonus for the Chief Executive Officer and the Chief Financial Officer is 100% and 60% of base salary, respectively. Each of the components is analyzed independently of the others and has a payout range of 50% to 200% multiplied by the component weighting. The amounts earned in 2011 are reported in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table.”

Long-Term Incentive Plan. The Trust’s long-term incentive compensation program provides for target payouts of 75% to 120% of base salary for the named executive officers. In 2011, the Committee determined that service-based restricted stock grants and performance-based restricted stock grants each would correspond to 50% of the long-term incentive dollar target.

Each service-based restricted share represents the right to receive upon vesting one Share. The service-based restricted shares vest in equal installments on the first through fifth anniversaries of the grant date.

The performance-based restricted stock is earned based on the achievement of specific performance measures over a period of three calendar years (with such measures established by the Committee at the beginning of the three-year period). For 2011 awards, the sole performance measure is relative total shareholder return over a three-year period compared to a twelve-company peer group. The achievement of 50th percentile, 75th percentile and 90th percentile and above corresponds to payouts of 100%, 150% and 200%, respectively, of the target incentive. There is a linear increase in payout between the performance levels.

Mr. Zantello — Discretionary Equity Grant. The shares of service-based restricted stock granted on March 1, 2011, vests one-half per year beginning on the first anniversary of the date of grant.

Outstanding Equity Awards at December 31, 2011

The following table provides information on the holdings of option and stock awards by the named executive officers as of December 31, 2011.

Name	Grant Date/ Performance Period		Option Awards					Stock Awards
			Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Value of Unexercised In-The-Money Options/SARs At Fiscal Year End ($)(1)	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Dennis E. Gershenson	03/01/11	(2)	—	—	—	—	—	22,211	218,334	—	—
	01/01/11- 12/31/13	(3)	—	—	—	—	—	—	—	22,211	218,334
	03/01/10	(2)	—	—	—	—	—	33,935	333,581	—	—
	01/01/10- 12/31/12	(3)	—	—	—	—	—	—	—	42,419	416,979
	03/03/08	(2)	—	—	—	—	—	5,029	49,435	—	—
	03/08/07		22,215	—	34.30	03/08/17	—	—	—	—	—
	02/28/06		13,458	—	29.06	02/28/16	—	—	—	—	—
	04/01/05		14,116	—	27.11	04/01/15	—	—	—	—	—
	03/03/04		7,330	—	27.96	03/03/14	—	—	—	—	—
Gregory R. Andrews	03/01/11	(2)	—	—	—	—	—	12,443	122,315	—	—
	01/01/11- 12/31/13	(3)	—	—	—	—	—	—	—	12,443	122,315
	03/01/10	(2)	—	—	—	—	—	12,718	125,018	—	—
	03/01/10	(4)	—	—	—	—	—	13,333	131,063	—	—
	02/16/10	(4)	—	50,000	9.61	02/16/20	16,500	—	—	—	—
	01/01/10- 12/31/12	(3)	—	—	—	—	—	—	—	15,898	156,277
Frederick A. Zantello	03/01/11	(2)	—	—	—	—	—	7,453	73,263	—	—
	03/01/11	(5)	—	—	—	—	—	3,500	34,405	—	—
	01/01/11- 12/31/13	(3)	—	—	—	—	—	—	—	7,453	73,263
	03/01/10	(2)	—	—	—	—	—	7,360	72,349	—	—
	01/01/10- 12/31/12	(3)	—	—	—	—	—	—	—	9,200	90,436
	03/03/08	(2)	—	—	—	—	—	2,077	20,417	—	—
	03/08/07		8,820	—	34.30	03/08/17	—	—	—	—	—
	02/28/06		7,297	—	29.06	02/28/16	—	—	—	—	—
	04/01/05		7,544	—	27.11	04/01/15	—	—	—	—	—
	03/03/04		3,679	—	27.96	03/03/14	—	—	—	—	—
Michael J. Sullivan	03/01/11	(2)	—	—	—	—	—	7,415	72,889	—	—
	01/01/11- 12/31/13	(3)	—	—	—	—	—	—	—	7,415	72,889
	03/01/10	(2)	—	—	—	—	—	7,184	70,619	—	—
	01/01/10- 12/31/12	(3)	—	—	—	—	—	—	—	8,980	88,273
	03/03/08	(2)	—	—	—	—	—	1,648	16,200	—	—
	03/08/07		4,800	—	34.30	03/08/17	—	—	—	—	—
	02/28/06		4,405	—	29.06	02/28/16	—	—	—	—	—
Catherine Clark	03/01/11	(2)	—	—	—	—	—	7,211	70,884	—	—
	01/01/11- 12/31/13	(3)	—	—	—	—	—	—	—	7,211	70,884
	03/01/10	(2)	—	—	—	—	—	7,120	69,990	—	—
	01/01/10- 12/31/12	(3)	—	—	—	—	—	—	—	8,901	87,497
	03/03/08	(2)	—	—	—	—	—	1,633	16,052	—	—

(1)	Based upon the closing price of the Shares on the NYSE on December 30, 2011 (i.e., the last trading day of 2011) of $9.83.

(2)	Restricted stock — vests one-fifth per year, beginning on the first anniversary of the grant date.

(3)	Performance-based restricted stock — subject to satisfaction of applicable performance measure. As of Compensation Committee approval of satisfaction of performance measure, 50% of award will be settled with fully vested Shares, and the other 50% will be settled in service-based restricted stock to vest in one year. This table assumes that the restricted stock awards under the long-term incentive program each applicable performance period will be at the threshold level.

(4)	Restricted stock or options — vests one-third per year, beginning on the first anniversary of the grant date.

(5)	Restricted stock — vests one-half per year, beginning on the first anniversary of the grant date.

Option Exercises and Stock Vested in 2011

The following table provides information on options that were exercised in 2011 and restricted stock awards that vested in 2011.

	Options Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)(2)	Value Realized on Vesting ($)(3)
Dennis E. Gershenson			37,872	500,843
Gregory R. Andrews	25,000	78,500	9,847	132,048
Frederick A. Zantello			12,653	164,308
Michael J. Sullivan			5,457	72,370
Catherine Clark			5,436	72,089

(1)	Represents the difference between the fair market value of the Company’s common stock at exercise on March 15, 2011 (which was $12.75) and the exercise price, multiplied by the number of options exercised.

(2)	The Shares vested in the following amounts on the following dates in 2011.

	March 1	March 3	March 4	June 7
Dennis E. Gershenson	8,483	2,515	26,874	—
Gregory R. Andrews	9,847			—
Frederick A. Zantello	1,840	1,037	6,276	3,500
Michael J. Sullivan	1,796	822	2,839	—
Catherine Clark	1,781	816	2,839	—

(3)	The value realized is based upon the number of Shares received on the vesting date multiplied by the closing price of the Shares on the NYSE on the vesting date. If the NYSE was closed on the vesting date, the closing price of the preceding business day was used. The applicable NYSE closing prices are as follows:

Vesting Date	Closing Price
03/01/11	$13.41
03/03/11	$13.29
03/04/11	$13.16
06/07/11	$12.36

Nonqualified Deferred Compensation in 2011

Ramco-Gershenson Properties Trust Deferred Compensation Plan

Under the Ramco-Gershenson Properties Trust Deferred Compensation Plan for Officers (the “Officer Deferred Compensation Plan”), an officer can elect to defer restricted shares which may be granted during a subsequent calendar year (“Deferral Year”) by completing and filing a proper deferred compensation agreement with the Secretary of the Trust no later than December 31 of the year prior to the Deferral Year. Restricted shares deferred will be credited to a stock account in the name of the applicable officer. Shares in the stock account will receive distributions, which at the officer’s election will either be paid in cash or will be reinvested in shares. An officer can modify or revoke his or her existing deferral election only on a prospective basis, and only for restricted shares to be granted in a subsequent calendar year, and only if the officer executes a new deferred compensation agreement or revokes his or her existing deferred compensation agreement in writing by December 31 of the year preceding the calendar year for which such modification or revocation is to be effective. The officer must elect the end of the deferral period at the time of such election and, except for a few circumstances, no officer shall have any right to make any early withdrawals from the officer’s deferred compensation accounts. No executive officers elected to defer their restricted share grants in 2011.

Mr. Zantello entered into a deferral agreement with the Trust whereby he irrevocably committed to defer the gain on the exercise of specified options until the earlier of a period of five years, a termination for cause, or upon a change of control (if followed by termination of employment within six months of such change of control). He may irrevocably elect to extend the deferral period two times, in each case for a period of at least 24 months, subject to specified requirements. In December 2011, Mr. Zantello extended the deferral period of certain deferred gains from 2011 to 2013 as permitted by the original deferral agreement. This is the final extension that Mr. Zantello may elect. The Trust may accelerate the payout of the deferred award in the event of specified circumstances. He is fully vested in such deferral account. Until the deferred shares are issued, he receives distributions in cash when, and in the amount of, cash dividends paid on the Shares. He does not have rights as a shareholder with respect to the deferral account.

The table below provides information on the nonqualified deferred compensation of the named executive officers in 2011.

Name	Plan	Aggregate Earnings in Last FY ($)(1)	Aggregate Withdrawals/ Distributions ($)(1)	Aggregate Balance at Last FYE ($)
Frederick A. Zantello	Option deferral	0	3,656	55,038

(1)	The deferred shares are represented by deferred shares in the deferral accounts. Distributions are paid in cash when, and in the amount of, cash dividends paid on the Shares. None of the earnings set forth in the table are above-market or preferential, and therefore none of such amounts are reflected in the Summary Compensation Table. Mr. Zantello has 5,599 deferred shares as of December 31, 2011.

The following table sets forth the components of aggregate earnings:

	Cash Distributions	Gain Due to Increase in Share Price
Frederick A. Zantello	3,656	0

Potential Payments Upon Termination or Change-in-Control

The following section describes potential payments and benefits to the named executive officers under the Trust’s compensation and benefit plans and arrangements upon termination of employment or a change of control of the Trust.

Messrs. Gershenson and Andrews are the only named executive officers with an employment agreement with the Trust. The Trust also has a Change of Control Policy in effect for the named executive officers. Further, certain of the Trust’s benefit plans and arrangements contain provisions regarding acceleration of vesting and payment upon specified termination events; see “— Trust Share-Based Plans” below. In addition, the Trust may authorize discretionary severance payments to its named executive officers upon termination.

Trust Share-Based Plans

2003 Long-Term Incentive Plan. Upon a change in control, any nonqualified options and restricted stock outstanding as of the change of control will immediately vest in full; notwithstanding the foregoing, (i) the Compensation Committee may set forth alternative change of control terms at the time of the grant and (ii) a vote by three-fourths of the Board may determine alternative terms at any time, so long as a majority of Trustees then in office are “continuing trustees’ as defined therein. Further, during the 60-day period from and after a change of control, the Compensation Committee may grant holders of options the right to surrender all or part of such options to the Trust, whether or not the options are fully exercisable, in exchange for cash per share equal to the fair market value less the exercise price.

Other than in connection with a change of control, if an employee is terminated for any reason, any restricted stock will be forfeited; however, the Compensation Committee is authorized to waive such forfeiture in the event of retirement, permanent disability, death or other special circumstances as determined by the Compensation Committee in its sole discretion.

Other than in connection with a change of control, if an employee is terminated for cause, such employee’s options, even if immediately exercisable, will terminate (although the Committee retains discretion to permit the exercise of such options until the earlier of 30 days and the option’s expiration date). If an employee is terminated for any reason other than a change of control, death or disability or for cause, then such employee’s options may be exercised, to the extent such options were exercisable before termination, for the lesser of six months (or longer, at the discretion of the Compensation Committee) or until the option’s expiration date. Options held by an employee whose employment is terminated due to death or disability will immediately vest in full, and the legal representative or beneficiary may exercise such options until the lesser of one year (or longer, at the discretion of the Compensation Committee) or the option’s expiration date.

2009 Omnibus Long-Term Incentive Plan. The Committee generally has the authority to accelerate the vesting of any awards at any time.

Upon a termination for cause, the options will be forfeited. Unless the Compensation Committee provides otherwise, upon a termination other than due to death, disability, retirement, lay-off in connection with a reduction in force or a change in control, all unvested options will be forfeited and all vested options will terminate the earlier of three months after the termination date or the option expiration date. Unless the Compensation Committee provides otherwise, upon a termination due to death, disability, retirement, lay-off in connection with a reduction in force or a change in control, the options will fully vest and expire upon their normal expiration date.

Unless the Compensation Committee provides otherwise, upon a termination other than due to death, disability, retirement, lay-off in connection with a reduction in force or a change in control, all unvested shares of restricted stock will be forfeited. Unless the Compensation Committee provides otherwise, upon a termination due to death, disability, retirement, a lay-off in connection with a reduction in force or change in control, the shares of restricted stock will vest or expire upon their normal terms. Generally, the Trust’s award agreements provide that all shares of restricted stock will be forfeited upon any termination, except the Committee may waive such forfeiture (unless not permitted by the plan), in its sole discretion.

The 2009 Omnibus Long-Term Incentive Plan also provides for additional benefits in the case of a corporate transaction, which is essentially a change in control that results in (i) dissolution or liquidation of the Trust or a merger, consolidation, or reorganization of the Trust with one or more other entities in which the Trust is not the surviving entity, (ii) a sale of substantially all of the assets of the Trust to another person or entity that is not related to the Trust, or (iii) any transaction which results in any person or entity owning more than 50% of the combined voting power of all classes of shares of the Trust. If a change in control rises to the level of a corporate transaction, all options and shares of restricted stock vest (at target levels) and either (i) fifteen days prior to the scheduled consummation of the corporate transaction, all options outstanding immediately become exercisable for a period of 15 days, or (ii) the Committee may elect, in its sole discretion, to cancel any outstanding awards of options or shares of restricted stock and pay or deliver the holder an amount in cash or securities having a specified value determined by the Committee in accordance with the plan.

Deferred Stock. Mr. Zantello entered into a deferral agreement with the Trust whereby he irrevocably committed to defer the gain on the exercise of specified options until the earlier of a period of five years, a termination for cause, or upon a change of control (if followed by termination of employment within six months of such change of control). See “Nonqualified Deferred Compensation in 2011.”

Dennis Gershenson’s Employment Agreement

Effective August 1, 2007, the Trust entered into a new employment agreement with Mr. Gershenson, the Trust’s President and Chief Executive Officer. The initial term of the agreement is five years, with unlimited one-year automatic extensions unless either party gives written notice of non-extension at least 120 days prior to the expiration of the term. The employment agreement provides for an annual base salary of at least $447,750 (with adjustments to be considered annually by the Committee), a discretionary annual bonus (due to Mr. Gershenson’s mid-2009 waiver of his minimum bonus of $350,000 set forth in the agreement) as well as other fringe benefits and perquisites as are generally made available to the Trust’s executives (including $1 million of term life insurance paid by the Trust). The Trust began paying the premiums on the life insurance in 2008. Mr. Gershenson will also participate in share-based programs established for the benefit of employees.

If Mr. Gershenson’s employment is terminated due to death or permanent disability, Mr. Gershenson (or his legal representative or beneficiary) will receive a lump sum equal to 12 months base salary and bonus (paid within 60 days of such termination). In the event of a permanent disability, he will also be entitled to receive the fringe benefits specified in the employment agreement, including coverage under all insurance programs and plans, for 12 months following such termination, subject to specified limitations.

If Mr. Gershenson’s employment is terminated for cause or he terminates such employment without good reason, Mr. Gershenson will receive the accrued and unpaid portion of his base salary, bonus and benefits through the date of termination (paid within 30 days of such termination).

If Mr. Gershenson’s employment is terminated without cause (other than due to death or permanent disability) or he terminates such employment for good reason, including a change of control, Mr. Gershenson will receive: (i) accrued base salary through the termination date; (ii) a lump sum severance payment (no later than the 30th day following the date that is six months following the date of termination) equal to the greater of (x) the aggregate of all compensation due to Mr. Gershenson for the remainder of the term of his employment agreement (assuming an annual bonus equal to the average bonus under the employment agreement prior to termination), or (y) 2.99 times the “base amount”, as defined by Section 280G of the IRC (or a similar amount if Section 280G is repealed or is otherwise inapplicable); (iii) an amount equal to Mr. Gershenson’s tax liability for an excess “parachute payment” within the meaning of Section 280G of the IRC, and an amount equal to Mr. Gershenson’s income taxes payable for such tax liability payment by the Trust (such payment to be made no later than the end of his taxable year following the taxable year in which such taxes are remitted); and (iv) fringe benefits and perquisites as are generally made available to the Trust’s executives for the duration of the term of the employment agreement (but not less than 12 months), including under all insurance programs and plans, subject to specified limitations.

As used in Mr. Gershenson’s employment agreement, “Cause” means either (A) a material breach by Mr. Gershenson of any material provisions of his employment agreement or a noncompetition agreement with the Trust following expiration of a 30-day notice and cure period, if curable, or any ongoing breach following such initial notice and cure, (B) action by Mr. Gershenson constituting willful malfeasance or gross negligence, having a material adverse effect on the Trust; (C) an act of fraud, misappropriation of funds or embezzlement by Mr. Gershenson in connection with his employment; or (D) Mr. Gershenson is convicted of, pleads guilty to or confesses to any felony.

As used in Mr. Gershenson’s employment agreement, “Good Reason” means the occurrence of any of the following, without Mr. Gershenson’s prior written consent: (A) any substantial diminution of his duties, responsibilities or authority, (B) a material breach by the Trust of any of its material obligations under his employment agreement, (C) a relocation of the Trust’s principal executive offices or of Mr. Gershenson’s principal place of employment to a location more than 25 miles from Southfield, Michigan; or (D) a “change in control” as defined in Mr. Gershenson’s employment agreement, provided, in each case, Mr. Gershenson provides the Trust with written notice of the condition giving rise to Good Reason within 30 days of its occurrence and the Trust fails to correct such condition within 30 days of its receipt of notice.

None of the severance amounts will be mitigated by compensation earned by Mr. Gershenson as result of other employment or retirement benefits after the termination date.

In accordance with such employment agreement, Mr. Gershenson has also entered into a noncompetition agreement with the Trust. The noncompetition agreement provides that, following termination of Mr. Gershenson’s employment, Mr. Gershenson, subject to specified limitations: (i) will not hire any person that is, or was within the prior 12 months, a Trust employee making at least $60,000 per year in base salary, and he will not solicit such person to leave the employ of the Trust; (ii) will not, directly or indirectly, acquire, develop, construct, operate, manage or lease any existing Trust property or project; (iii) will not compete with the Trust within a 200 mile radius of any Trust property or project that existed within the prior 12 months; and (iv) will maintain the confidential and/or proprietary information of the Trust. The provisions in clauses (i) — (iii) will terminate one year after Mr. Gershenson is no longer an officer or Trustee of the Trust.

Gregory Andrews’ Employment Agreement

Effective February 16, 2010, the Trust entered into an employment agreement with Mr. Andrews, the Trust’s Chief Financial Officer and Secretary. The initial term ends December 31, 2013, with unlimited one-year automatic extensions unless the Trust gives written notice of non-extension at least 90 days prior to the expiration of the term. The employment agreement provides for an annual base salary of at least $360,000 (with adjustments to be considered annually by the Committee, and no decrease from the prior base salary or initial base salary unless applicable to the Trust’s executive officers generally), participation in the annual bonus plan, participation in long-term incentive plan, a grant of 20,000 restricted shares and 75,000 options (each of which vests over three years), various relocation costs, and other fringe benefits and perquisites as are generally made available to the Trust’s executives.

If Mr. Andrews’ employment is terminated due to death or permanent disability, Mr. Andrews (or his legal representative or beneficiary) will receive the accrued and unpaid portion of base salary, a pro rata portion of the annual bonus (to the extent earned, and calculated based on the average award for the prior two years), plus one year’s base salary. In addition, any unvested equity awards will immediately vest. Further, any COBRA health benefits will be reimbursed for up to six months.

If Mr. Andrews’ employment is terminated for cause, Mr. Andrews will receive the accrued and unpaid portion of his base salary.

If Mr. Andrews’ employment is terminated without cause or if he terminates such employment for good reason (assuming the change of control provisions below do not apply), Mr. Andrews will receive the accrued and unpaid portion of base salary, a pro rata portion of the annual bonus (to the extent earned, and calculated based on the average award for the prior two years), plus 18 months base salary and annual bonus (calculated based on the average award for the prior two years). In addition, any unvested equity awards will immediate vest. Further, any COBRA health benefits will be reimbursed for up to six months.

If Mr. Andrews’s employment is terminated without cause (other than due to death or permanent disability) or he terminates such employment for good reason, in each case within 12 months after a change of control, Mr. Andrews will receive the accrued and unpaid portion of base salary and two times the “base amount”, as defined by Section 280G of the IRC. In addition, any unvested equity awards will immediate vest. Further, any COBRA health benefits will be reimbursed for up to six months.

As used in Mr. Andrews’s employment agreement, “Cause” means termination Mr. Andrew’s employment upon (i) his conviction of a felony or crime involving moral turpitude; (ii) embezzlement, (iii) misappropriation of Trust property, (iv) his neglect of significant job responsibilities, (v) a material breach of his employment agreement, or (vi) his repeated failure to follow specific directions from the Trust’s CEO or Board, and in the case of items (i) through (v), which is not cured within 30 days of notice.

As used in Mr. Andrews’ employment agreement, “Good Reason” means the occurrence of any of the following, without Mr. Andrews’ prior written consent: (A) any substantial diminution of his duties, responsibilities or authority, or those of a supervisor, (B) a material diminution in the budget over which he retains authority, (C) a material change in the geographic location at which he must perform the services related to his position, (D) or any other action that constitutes a material breach by the Trust under any agreement under which he provides services to the Trust, provided, in each case, Mr. Andrews provides the Trust with written notice of the condition giving rise to Good Reason within 90 days of its occurrence, the Trust fails to correct such condition within 30 days of its receipt of notice, and Mr. Andrews actually terminates his employment within 12 months following the occurrence of such condition.

None of the severance amounts will be mitigated by compensation earned by Mr. Andrews as result of other employment or retirement benefits after the termination date.

The employment agreement also provides for confidentiality and nonsolicitation provisions, the latter for one year after termination of employment.

Change of Control Policy

Effective July 10, 2007, the Trust established a Change of Control Policy for the benefit of the executive officers of the Trust. The policy provides for payments of specified amounts if such person’s employment with the Trust or any subsidiary is terminated in specified circumstances following a change of control. The policy contains a double trigger. First, the person’s employment must be terminated (a) by the Trust other than for cause or upon such person’s death or permanent disability or (b) by the person for good reason. Secondly, such termination must occur within one year following a change of control; provided, however, if a person’s employment or status as an officer with the Trust or any subsidiary is terminated within six months prior to the date on which a change of control occurs and such termination was not for cause or voluntary by such person, then the change of control date will be the date immediately prior to the date of such termination. As amended in March 2010, the definition of a change of control no longer includes the election or appointment to the Board of any Trustee whose appointment or election to the Board or nomination for election by the Trust’s shareholders was not approved by a vote of at least a majority of specified Trustees.

As amended in March 2010, if the double trigger is satisfied, the person will receive the following amounts no later than the 30th day following the termination date, the product of: (x) for the Chief Executive Officer, 2.99, and for the Chief Financial Officer, an executive vice president or a senior vice president, 2.0; and (y) the base amount under Section 280G of the IRC (or a similar amount if Section 280G is repealed or is otherwise inapplicable).

The policy does not contain a tax gross-up benefit (although Mr. Gershenson may be entitled to a tax gross-up payment as described above, see “Dennis Gershenson’s Employment Agreement”). Further, the amount received under the policy will be reduced to the extent a person receives other severance or separation payments from the Trust (excluding the vesting of any options, shares or rights under any incentive plan of the Trust)

Change of Control/Severance Payment Table as of December 31, 2011

The following table estimates the potential payments and benefits to the named executive officers upon termination of employment or a change of control, assuming such event occurs on December 31, 2011. These estimates do not reflect the actual amounts that would be paid to such persons, which would only be known at the time that they become eligible for payment and would only be payable if the specified event occurs.

Items Not Reflected in Table. The following items are not reflected in the table set forth below:

•	Accrued salary, bonus (except to the extent specifically noted in an employment agreement) and vacation.

•	Costs of COBRA or any other mandated governmental assistance program to former employees.

•	Welfare benefits provided to all salaried employees having substantially the same value.

•	Amounts outstanding under the Trust’s 401(k) plan.

•

Deferred Stock. The deferral period for the deferred stock arrangement of Mr. Zantello will terminate, among other things, due to a termination for cause or upon a change of control (if followed by termination of employment within six months of such change of control). The aggregate balance relating to the deferral arrangement is set forth in the “Nonqualified Deferred Compensation in 2011” table.

Change of Control Payments — IRC Section 280G valuation. IRC Section 280G imposes tax sanctions for payments made by the Trust that are contingent upon a change of control and equal to or greater than three times an executive’s most recent five-year average annual taxable compensation (referred to as the “base amount”). If tax sanctions apply, contingent payments, to the extent they exceed an allocable portion of the base amount, become subject to a 20% excise tax (payable by the executive) and are ineligible for a tax deduction by the Trust. Key assumptions in this analysis include:

•	A change of control, termination of employment and all related payments occur on December 31, 2011.

•	Federal and state income tax rates of 35% and 3.9%, respectively, and a social security/Medicare rate of 1.45%.

•

Performance-based restricted stock for performance periods that have not closed prior to the date of the change in control: there were no awards granted for the 2009-2011 performance period, and the 2010-2012 and the 2011-2013 performance periods are reflected as paid out at the 100% amount.

•	The value of unvested, non-qualified options equals their value as determined pursuant to the safe harbor method provided for in Revenue Procedure 2003-68.

•	The value of Shares, on December 30, 2011 (i.e., the last business day in 2011 before the date of the assumed change in control) is $9.83, the closing price on such date as published by the NYSE.

Other Notes Applicable to Table.

•

The “Acceleration of Share-Based Awards” column in the table assumes the Compensation Committee’s acceleration of long-term incentive compensation, including share-based awards, for terminations specifically referenced in the table. The amounts set forth therein represent the intrinsic value of such acceleration, which is (i) for each unvested option, $9.83 less the exercise price, and (ii) for each unvested share of restricted stock, $9.83, which represents the closing price on the NYSE on December 30, 2011 (i.e., the last business day in 2011 before the date of the assumed change in control).

•	Life insurance amounts only reflect policies paid for by the Trust (including an additional $1,000,000 of term life insurance paid by the Trust for Mr. Gershenson).

Change of Control and Severance Payments as of December 31, 2011

	Cash Severance ($)		Acceleration of Share- Based Awards ($)	Life Insurance Proceeds ($)	Annual Disability Benefits ($)(1)	280G Tax Gross Up ($)	Total ($)
Dennis E. Gershenson(2)
Retirement	—		778,520	—	—	—	778,520
Death	1,260,899	(3)	778,520	1,250,000	27,000	—	3,316,419
Disability	1,260,899	(3)	778,520	—	108,000	—	2,147,419
Termination without cause or for good reason (including change of control)	2,982,137	(4)	778,520	—	—	1,277,529	5,038,186
Gregory R. Andrews(5)
Retirement	—		356,990	—	—	—	356,990
Death	713,077	(6)	356,990	250,000	27,000	—	1,347,067
Disability	713,077	(6)	356,990	—	108,000	—	1,178,067
Termination without cause or for good reason (no change of control)	1,411,893	(7)	356,990	—	—	—	1,768,883
Termination without cause or for good reason (w/i 1 year following change of control)	729,261	(8)	356,990	—	—	—	1,086,251
Frederick A. Zantello(9)
Retirement	—		206,361	—	—	—	206,361
Death	—		206,361	250,000	27,000	—	483,361
Disability	—		206,361	—	108,000	—	314,361
Termination without cause or for good reason (w/i 1 year following change of control)	815,534	(8)	206,361	—	—	—	1,021,895
Michael J. Sullivan(9)
Retirement	—		199,798	—	—	—	199,798
Death	—		199,798	250,000	27,000	—	476,798
Disability	—		199,798	—	108,000	—	307,798
Termination without cause or for good reason (w/i 1 year following change of control)	547,730	(8)	199,798	—	—	—	747,528
Catherine Clark(9)
Retirement	—		196,280	—	—	—	196,280
Death	—		196,280	250,000	27,000	—	473,280
Disability	—		196,280	—	108,000	—	304,280
Termination without cause or for good reason (w/i 1 year following change of control)	571,965	(8)	196,280	—	—	—	768,245

(1)	$27,000 represents the amount paid to a survivor if the employee had been disabled for 180 consecutive days and the employee was eligible to receive the long-term disability payments. $108,000 represents the aggregate of 12 monthly payments of $9,000 payable as a long-term disability benefit (such payments would continue for the length of the disability); if the disability was of a short-term nature, such person may be eligible for wage replacement for 13 weeks with a maximum weekly benefit of $4,154.

(2)	Except as noted in the table above or as specified in “— Items Not Reflected in Table”, Mr. Gershenson does not receive any additional incremental value if (i) he voluntarily terminates his employment, or (ii) his employment is terminated by the Trust with cause.

(3)	Represents base salary as of December 31, 2011 and bonus earned for 2011. In the event of a permanent disability, Mr. Gershenson would also be entitled to 12 months of customary fringe benefits in accordance with his employment agreement, which is not reflected in this amount.

(4)	Assumes payment equal to 2.99 times his 280G “base amount.” Mr. Gershenson would also be entitled to receive fringe benefits through the terms of his employment agreement (but no less than 12 months), which is not reflected in this amount.

(5)	Except as noted in the table above or as specified in “— Items Not Reflected in Table”, Mr. Andrews does not receive any additional incremental value if he voluntarily terminates his employment.

(6)	Represents base salary as of December 31, 2011 and bonus earned for 2011.

(7)	Represents an amount equal to 1.5 times the sum of Mr. Andrews’ base salary as of December 31, 2011 and bonus earned for 2011.

(8)	Assumes payment equal to 2.0 times each named executive officer’s 280G “base amount.”

(9)	Except as noted in the table above or as specified in “— Items Not Reflected in Table”, each of such persons do not receive any additional incremental value if (i) he voluntarily terminates his/her employment, or (ii) his employment is terminated by the Trust with or without cause.

RELATED PERSON TRANSACTIONS

Policies and Procedures

The Trust does not have a formal related person transaction policy in writing, although it has the following customary policies and practices regarding such transactions. Trustees and executive officers are required to complete an annual questionnaire in connection with the Trust’s proxy statement for its annual meeting of shareholders, which includes questions regarding related person transactions. Trustees and executive officers are also required to provide written notice to the Trust’s outside general counsel of any updates to such information.

If a related person transaction is proposed, the Audit Committee and/or non-interested Trustees of the Board review such business transaction to ensure that the Trust’s involvement in such transactions is on terms comparable to those that could be obtained in arm’s length dealings with an unrelated third party and is in the best interests of the Trust and its shareholders. When necessary or appropriate, the Trust will engage third party consultants and special counsel, and the Board may create a special committee, to review such transactions. Interested Trustees will recuse themselves from the approval process by the Board or Audit Committee.

Related Person Transactions in 2011

During 2011, pursuant to a management agreement, Ramco-Gershenson Inc. provided property management, accounting and other administrative services to Ramco/Shenandoah LLC, 60% of which is owned by an entity a portion of which is beneficially owned by various family partnerships and trusts under the control of two uncles of Mr. Pashcow, a Trustee, and a portion of which is beneficially owned by various trusts for the benefit of members of Mr. Pashcow’s immediate family. Mr. Pashcow is a trustee of several of these trusts. On August 23, 2011, Ramco/Shenandoah LLC sold its sole asset, Shenandoah Square, which is a shopping center containing approximately 124,000 square feet of gross leasable area. Upon the sale, the management agreement with Ramco-Gershenson Inc. was terminated. The Trust believes that the terms of the management agreement with Ramco/Shenandoah LLC were no less favorable than terms that could have been obtained on an arm’s length basis. During the year ended December 31, 2011, Ramco-Gershenson Inc. charged approximately $194,000 under the management agreement to Ramco/Shenandoah LLC as of December 31, 2011. Notwithstanding the August 23, 2011 sale, Ramco/Shenandoah LLC, in consideration of an increase in the sale price, continues to have the contractual obligation to work to finalize the terms of a lease to be entered into with McDonald’s for a store to be located on an outlot at Shenandoah Square, including obtaining governmental approvals and performing landlord’s site work. Ramco-Gershenson Inc. will continue to provide construction services and other administrative services to help facilitate, if at all, the development and construction of the McDonald’s store.

William Gershenson, Vice President of Shop Leasing of Ramco-Gershenson, Inc., is the son of Dennis Gershenson, Trustee, President and Chief Executive Officer of the Trust. In 2011, William Gershenson was paid $176,696 in base salary and bonus.

AUDIT COMMITTEE DISCLOSURE

The Audit Committee is responsible for monitoring the integrity of the Trust’s consolidated financial statements, the Trust’s system of internal controls, the Trust’s risk management system, the qualifications, performance and independence of the Trust’s independent registered public accounting firm, the performance of the Trust’s internal audit function and the Trust’s compliance with legal and regulatory requirements. The Audit Committee also has the sole authority and responsibility to appoint, determine the compensation of, evaluate and, when appropriate, replace the Trust’s independent registered public accounting firm.

Management is responsible for the financial reporting process, including the system of internal controls, for the preparation of consolidated financial statements in accordance with generally accepted accounting principles and for the report on the Trust’s internal control over financial reporting. The Trust’s independent registered public accounting firm is responsible for performing an independent audit of the Trust’s annual consolidated financial statements and expressing an opinion as to their conformity with generally accepted accounting principles and for attesting to management’s report on the Trust’s internal control over financial reporting. The Audit Committee’s responsibility is to oversee and review the financial reporting process and to review and discuss management’s report on the Trust’s internal control over financial reporting. The Audit Committee is not, however, professionally engaged in the practice of accounting or auditing and does not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles or as to auditor independence. The Audit Committee relies, without independent verification, on the information provided to it and on the representations made by the Trust’s management and the independent registered public accounting firm.

Pre-Approval Policies and Procedures for Audit and Non-Audit Services

Pursuant to its charter, the Audit Committee must pre-approve the performance of audit and non-audit services. In pre-approving permitted non-audit services, the Audit Committee considers whether the provision of the permitted non-audit services is consistent with applicable law and NYSE policies and with maintaining the independence of the Trust’s independent registered public accounting firm.

Fees of Independent Registered Public Accounting Firm in 2010 and 2011

The following information sets forth the fees that we were billed in 2010 and 2011 for audit and other services provided by Grant Thornton, our independent registered public accounting firm during such periods. The Audit Committee, based on its review and discussions with management and Grant Thornton, determined that the provision of these services was compatible with maintaining Grant Thornton’s independence. All of such services were approved in conformity with the pre-approval policies and procedures described above.

	2011	2010
Audit Fees	$ 466,471	$ 459,670
Audit-Related	—	11,960
Tax Fees	—	—
Other Fees	—	—

Total Fees	466,471	471,630

Audit Fees.    Audit services consist of professional services rendered by Grant Thornton for the audits of the Trust’s annual financial statements and the effectiveness of the Trust’s internal control over financial reporting, review of the financial statements included in the Trust’s quarterly reports on Form 10-Q and annual report on Form 10-K, services associated with SEC registration statements and other documents issued in connection with the Trust’s equity offerings (in 2011 and 2010), and services that are normally provided by the accountant in connection with these filings and other filings. These amounts include reimbursable expenses of $23,971 and $24,265 in 2011 and 2010, respectively.

Audit-Related.    Audit-related fees in 2011 consist of professional services rendered by Grant Thornton in connection with the Trust’s registration statements and equity offerings and in 2010 consist of professional services rendered by Grant Thornton in connection with the Trust’s responses to SEC comment letters.

REPORT OF THE AUDIT COMMITTEE

In connection with the Trust’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, and the financial statements to be included therein, the Audit Committee has:

•	reviewed and discussed the audited financial statements with management;

•	discussed with Grant Thornton, the Trust’s independent registered public accounting firm, the matters required to be discussed by the statement on Auditing Standards No. 61, as amended; and

•

received the written disclosures and letter from Grant Thornton required by the applicable requirements of the PCAOB regarding Grant Thornton’s communications with the Audit Committee concerning independence, and has discussed with Grant Thornton its independence with respect to the Trust.

Based upon these reviews and discussions, the Audit Committee recommended to the Board that the Trust’s audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2011 filed with the SEC.

Members of the Audit Committee

Mark K. Rosenfeld(Chairman)

Stephen R. Blank

Arthur H. Goldberg

Matthew L. Ostrower

PROPOSAL 2 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Although shareholder ratification of the appointment is not required by law and is not binding on the Trust, the Audit Committee will take the appointment of Grant Thornton under advisement if such appointment is not ratified. Grant Thornton has served as the Trust’s independent registered public accounting firm since 2005. The appointment of Grant Thornton was ratified by the Trust’s shareholders at annual meetings since 2006. See “Audit Committee Disclosure” for a description of fees and other matters related to Grant Thornton’s provision of services to the Trust.

The Trust expects that representatives of Grant Thornton will be present at the annual meeting and will be available to respond to appropriate questions. Such representatives will also have an opportunity to make a statement.

The Board of Trustees recommends that the shareholders vote FOR the ratification of Grant Thornton as the Trust’s independent registered public accounting firm for the year ending December 31, 2012.

Vote Required

The affirmative vote of a majority of the votes cast at the annual meeting will be necessary to ratify the Audit Committee’s appointment of Grant Thornton as the Trust’s independent registered public accounting firm for the year ending December 31, 2012. Abstentions will have no effect on the outcome of the vote.

PROPOSAL 3 — APPROVAL OF 2012 OMNIBUS LONG-TERM INCENTIVE PLAN

The Board recommends that shareholders vote FOR the approval of the 2012 Omnibus Long-Term Incentive Plan. The Trust anticipates that upon approval of the 2012 Plan, all subsequent awards of restricted shares, restricted share units, unrestricted shares, or options would be granted under the 2012 Plan, and no further awards would be made under the Predecessor Plans.

The Trust currently maintains the Ramco-Gershenson Properties Trust 2003 Long-Term Incentive Plan (the “2003 Plan”), the Ramco-Gershenson Properties Trust 2003 Non-Employee Trustee Stock Option Plan (the “Trustee Plan”), the 2008 Restricted Share Plan for Non-Employee Trustees (the “Trustee Share Plan”) and the 2009 Omnibus Long-Term Incentive Plan (the “2009 Omnibus Plan”). Under the 2003 Plan, employees receive options to purchase shares, grants of restricted shares and grants of restricted share units, pursuant to which restricted shares may be issued if certain performance goals are met. The Trust also has stock options outstanding under its 1996 Stock Option Plan (the “1996 Plan”) and its 1997 Non-Employee Trustee Stock Option Plan (the “1997 Plan”), each of which has been terminated. Under the Trustee Plan, non-Employee Trustees of the Trust formerly received options to purchase shares. Under the Trustee Share Plan, non-employee trustees of the Trust receive annual grants of 2,000 restricted shares. The Trust uses the 2009 Omnibus Plan to grant incentive equity to trustees, officers and employees. As used in this section, the phrase the “Trust” includes the Trust and its consolidated subsidiaries. Each of the plans referred to in this paragraph shall be referred to collectively as the “Predecessor Plans”.

As discussed in this proxy statement, grants to employees of options to purchase shares and restricted shares and awards to non-employee trustees of restricted shares are an important part of the Trust’s compensation program, providing a basis for long-term incentive compensation and helping to tie together the interests of the Trust’s shareholders and the Trust’s trustees, officers and employees. Accordingly, the Board has adopted the Ramco-Gershenson Properties Trust 2012 Omnibus Long-Term Incentive Plan, and in accordance with the rules of the New York Stock Exchange and the requirements of the Internal Revenue Code of 1986 (the “Code”), the Trust is seeking the approval of the shareholders of the adoption of the 2012 Omnibus Long-Term Incentive Plan. In this discussion, the 2012 Omnibus Long-Term Incentive Plan is referred to as the 2012 Plan.

The 2012 Plan provides for the award to trustees, officers, employees and other service providers of the Trust of restricted shares, restricted share units, options to purchase shares, share appreciation rights, unrestricted shares, and other awards to acquire up to an aggregate of 2,000,000 shares. If an award under the 2012 Plan of restricted shares or restricted share units is forfeited or an award of options or other rights granted under the 2012 Plan expires without being exercised, the shares covered by any such award would again become available for issuance under new awards, as would shares not issued upon net settlement or net exercise of an award, shares delivered to the Trust or withheld to pay the exercise price or withholding tax obligations and shares repurchased on the open market with the proceeds of an option exercise.

The 2012 Plan prohibits the repricing of options without the approval of the shareholders. This provision relates to both direct repricings — lowering the exercise price of an option — and indirect repricings — canceling an outstanding option and granting a replacement or substitute option with a lower exercise price, or exchanging options for cash, other options or other awards. The repricing prohibition also applies to share appreciation rights.

As of the Record Date, there were 321,265 restricted shares and options to purchase 272,201 shares outstanding in the aggregate under the Predecessor Plans, none of which will be affected by the adoption of the 2012 Plan. However, if a grant of options expires or is terminated without being exercised or an award of Restricted Shares is forfeited under a Predecessor Plan, the shares covered by those awards will not be available for issuance under new awards under the 2012 Plan. As noted above, upon approval of the 2012 Plan, all subsequent awards of restricted shares, restricted share units, unrestricted shares, or options would be granted under the 2012 Plan, and no further awards would be made under the Predecessor Plans.

As of the Record Date, the Trust had 39,561,365 shares outstanding, and an additional 2,618,533 units of limited partnership interest in Ramco-Gershenson Properties, L.P. were outstanding. Such units are exchangeable for shares on a one-for-one basis. As of the Record Date, the Trust had a pro forma total of 42,179,898 shares outstanding, on an as-exchanged basis.

Description of the 2012 Plan

A description of the provisions of the 2012 Omnibus Long-Term Incentive Plan is set forth below. This summary is qualified in its entirety by the detailed provisions in the 2012 Plan, which is attached as an appendix to this proxy statement.

Overview.    The purpose of the 2012 Plan is to enhance the ability of the Trust to attract and retain highly qualified trustees, officers, key employees and other persons and to motivate such persons to serve the Trust and to improve the business results and earnings of the Trust by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Trust.

There are 2,000,000 shares reserved for issuance under the 2012 Plan, and no awards have been granted under the 2012 Plan. The maximum number of Shares subject to options or share appreciation rights that can be awarded under the 2012 Plan to any person is 100,000 per year. The maximum number of Shares that can be awarded under the 2012 Plan to any person, other than pursuant to an option or share appreciation rights, is 100,000 per year.

Administration.    The 2012 Plan is administered by our compensation committee. Subject to the terms of the 2012 Plan, the compensation committee may select participants to receive awards, determine the types of awards and terms and conditions of awards and interpret provisions of the 2012 Plan. The compensation committee may delegate to a subcommittee of Trustees and/or officers the authority to grant or administer Awards to persons who are not then reporting persons under Section 16 of the Securities Exchange Act of 1934. Options and share appreciation rights may not be amended to lower their exercise prices without shareholder approval.

Shares Reserved for Issuance Under the 2012 Plan.    The Shares issued or to be issued under the 2012 Plan consist of authorized but unissued Shares. Shares issued under the 2012 Plan pursuant to awards assumed in connection with mergers and acquisitions by us will not reduce the number of Shares reserved for issuance under the 2012 Plan. The closing price of a Share as reported by the New York Stock Exchange on the Record Date was $11.67.

Eligibility.    Awards may be made under the 2012 Plan to our trustees, officers, employees or consultants and to any other individual whose participation in the 2012 Plan is determined to be in our best interests by our compensation committee. We estimate that currently approximately 17 persons are eligible to receive awards under the 2012 Plan.

Amendment or Termination of the Plan.    The Board of Trustees may terminate or amend the 2012 Plan at any time and for any reason. However, no amendment may adversely impair the rights of grantees with respect to outstanding awards. Further, unless terminated earlier, the 2012 Plan will terminate 10 years after its effective date. Amendments will be submitted for shareholder approval to the extent required by the Code or other applicable laws, rules or regulations.

Types of Awards Available for Grant under the 2012 Plan

Restricted Shares and Restricted Share Units.    The 2012 Plan permits the granting of restricted shares and restricted share units. Restricted shares are Shares granted subject to forfeiture if specified holding periods and/or performance targets are not met. Restricted share units are substantially similar to restricted shares but result in the issuance of Shares upon meeting specified holding periods and/or performance targets, rather than the issuance of the Shares in advance. Restricted shares and restricted share units granted under the 2012 Plan may not be sold, transferred, pledged or assigned prior to meeting the specified holding periods and/or performance targets. The compensation committee determines the holding periods and/or performance targets and the circumstances under which the holding periods and/or performance targets may be waived, such as upon death, disability, retirement, termination of employment, or change in control.

Options.    The 2012 Plan permits the granting of options to purchase Shares intended to qualify as incentive options under the Code and also options to purchase Shares that do not qualify as incentive stock options (“non-

qualified options”). The options we have granted have historically been principally non-qualified options. The exercise price of each option may not be less than 100% of the fair market value of the Shares on the date of grant. In the case of certain 10% shareholders who receive incentive options, the exercise price may not be less than 110% of the fair market value of the Shares on the date of grant. An exception to these requirements is made for any options that we grant in substitution for options held by Trustees, officers, employees and consultants of a company that we acquire. In such a case, the exercise price would be adjusted to preserve the economic value of such holder’s option from his or her former employer.

The term of each option is fixed by the compensation committee and may not exceed 10 years from the date of grant. The compensation committee determines at what time or times each option may be exercised and the period of time, if any, after death, disability, retirement, or termination of employment during which options may be exercised.

Options may be made exercisable in installments. The exercisability of options may be accelerated by the compensation committee, such as upon death, disability, retirement, termination of employment, or change in control. In general, an optionee may pay the exercise price of an option by cash, certified check, by tendering Shares (which, if acquired from us, have been held by the optionee for at least six months), or by means of a broker-assisted cashless exercise.

Options granted under the 2012 Plan may not be sold, transferred, pledged or assigned other than by will or under applicable laws of descent and distribution. However, we may permit limited transfers of non-qualified options for the benefit of immediate family members of grantees to address estate planning concerns.

Other Awards.    The compensation committee may also award under the 2012 Plan:

•

dividend equivalent rights, which are rights entitling the recipient to receive amounts equal to dividends that would have been paid if the recipient had held a specified number of Shares; provided, that dividend equivalent rights may not be granted relating to Shares subject to an option or share appreciation right;

•

share appreciation rights, which are rights to receive a number of Shares or, in the discretion of the compensation committee, an amount in cash or a combination of Shares and cash, based on the increase in the fair market value of the Shares underlying the right over the market value of such Shares on the date of grant (or over an amount greater than the grant date fair market value, if the compensation committee so determines) during a stated period specified by the compensation committee not to exceed 10 years from the date of grant; and

•	unrestricted Shares, which are Shares granted without restrictions.

Section 162(m) of the Internal Revenue Code Compliance.    Section 162(m) of the Code limits publicly-held companies to an annual deduction for U.S. federal income tax purposes of $1,000,000 for compensation paid to their Chief Executive Officer and the three highest compensated executive officers (other than the Chief Executive Officer) determined at the end of each year (the “covered employees”). However, performance-based compensation may be excluded from this limitation. The 2012 Plan is designed to permit the compensation committee to grant awards that qualify for purposes of satisfying the conditions of Section 162(m). If the Trust’s compensation expense deduction were limited by Section 162(m), as long as the Trust continues to qualify as a real estate investment trust under the Code, the payment of non-deductible compensation should not have a material adverse effect on the Trust.

Business Criteria.    The compensation committee would exclusively use one or more of the following business criteria, on a consolidated basis, and/or with respect to specified subsidiaries or business units (except with respect to the total shareholder return and earnings per share criteria), in establishing performance goals for awards to “covered employees” if the award is to be intended to satisfy the conditions of Section 162(m):

•	total shareholder return;

•	net income;

•	earnings per share;

•	funds from operations;

•	funds from operations per share;

•	return on equity;

•	return on assets;

•	return on invested capital;

•	increase in the market price of Shares or other securities;

•	revenues;

•	net operating income;

•	comparable center net operating income;

•	operating margin (operating income divided by revenues);

•	earnings before interest expense, taxes, depreciation and amortization (EBITDA) or adjusted EBITDA;

•

the performance of the Trust in any one or more of the items mentioned in the clauses above in comparison to the average performance of the companies used in a self-constructed peer group for measuring performance under an award; and

•	the performance of the Trust in any one or more of the items mentioned in the clauses above in comparison to a budget or target for measuring performance under an award.

Dividends or Dividend Equivalents for Performance Awards.    Notwithstanding anything to the foregoing herein, the right to receive dividends, dividend equivalents or distributions with respect to a performance award will only be granted to a grantee if and to the extent that the underlying award is earned.

Effect of Change in Control.    Unless the compensation committee otherwise provides, transactions resulting in a change in control of the Trust may cause awards granted under the 2012 Plan to vest.

Adjustments for Stock Dividends and Similar Events.    The compensation committee will make appropriate adjustments in outstanding awards and the number of Shares available for issuance under the 2012 Plan, including the individual limitations on awards, to reflect dividends, splits, extraordinary cash dividends and other similar events.

U.S. Federal Income Tax Consequences

Restricted Shares.    A grantee who is awarded restricted shares will not recognize any taxable income for U.S. federal income tax purposes in the year of the award, provided that the Shares are subject to restrictions (that is, the restricted shares are nontransferable and subject to a substantial risk of forfeiture). However, the grantee may elect under Section 83(b) of the Code to recognize compensation income (which is ordinary income) in the year of the award in an amount equal to the fair market value of the Shares on the date of the award (less the purchase price, if any), determined without regard to the restrictions. If the grantee does not make such a Section 83(b) election, the fair market value of the Shares on the date the restrictions lapse (less the purchase price, if any) will be treated as compensation income to the grantee and will be taxable in the year the restrictions lapse and dividends or distributions that are paid while the Shares are subject to restrictions will be subject to withholding taxes. The Trust will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Restricted Share Units.    There are no immediate tax consequences of receiving or vesting in an award of restricted share units under the 2012 Plan; however, restricted share units are subject to the Federal Insurance Contribution Act tax upon vesting (based on the fair market value of the Shares on the vesting date). A grantee who is awarded restricted share units will recognize ordinary income upon receiving Shares under the award in an amount equal to the fair market value of the Shares at the time of delivery. The Trust will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Incentive Stock Options.    The grant of an incentive stock option will not be a taxable event for the grantee or for the employer. A grantee will not recognize taxable income upon exercise of an incentive option (except that the alternative minimum tax may apply), and any gain realized upon a disposition of Shares received pursuant to the exercise of an incentive option will be taxed as long-term capital gain if the grantee holds the Shares for at least two years after the date of grant and for one year after the date of exercise (the “holding period requirement”). The employer will not be entitled to any compensation expense deduction with respect to the exercise of an incentive option, except as discussed below.

For the exercise of an option to qualify for the foregoing tax treatment, the grant must be made by the employee’s employer or a parent or subsidiary of the employer. The employee must remain employed from the date the option is granted through a date within three months before the date of exercise of the option. If a grantee sells or otherwise disposes of the Shares acquired without satisfying the holding period requirement (known as a “disqualifying disposition”), the grantee will recognize ordinary income upon the disposition of the Shares in an amount generally equal to the excess of the fair market value of the Shares at the time the option was exercised over the option exercise price (but not in excess of the gain realized on the sale). The balance of the realized gain, if any, will be capital gain. The employer will generally be allowed a compensation expense deduction to the extent that the grantee recognizes ordinary income.

Non-Qualified Options.    The grant of an option will not be a taxable event for the grantee or for us. Upon exercising a non-qualified option, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Shares on the date of exercise. Upon a subsequent sale or exchange of Shares acquired pursuant to the exercise of a non-qualified option, the grantee will have taxable capital gain or loss, measured by the difference between the amount realized on the disposition and the tax basis of the Shares (generally, the amount paid for the Shares plus the amount treated as ordinary income at the time the option was exercised). The Trust will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Dividend Equivalent Rights.    Participants who receive dividend equivalent rights will be required to recognize ordinary income in an amount equal to the amount paid to the grantee pursuant to the award. The Trust will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Share Appreciation Rights.    There are no immediate tax consequences of receiving an award of share appreciation rights under the 2012 Plan. Upon exercising a share appreciation right, a grantee will recognize ordinary income in an amount equal to the difference between the exercise price and the fair market value of the Shares on the date of exercise. The Trust will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

Unrestricted Shares.    Participants who are awarded unrestricted Shares will be required to recognize ordinary income in an amount equal to the fair market value of the Shares on the date of the award, reduced by the amount, if any, paid for such Shares. The Trust will generally be entitled to a compensation expense deduction in the same amount and generally at the same time as the grantee recognizes ordinary income.

New Plan Benefits

Awards under the 2012 Plan will be made at the discretion of the compensation committee. Accordingly, we cannot currently determine the amount of awards that will be made under the 2012 Plan. We anticipate that the compensation committee will utilize the 2012 Plan to continue to grant long-term equity incentive compensation to employees and Shares to trustees similar to the awards described in this proxy statement.

Registration with SEC

The Trust intends to file a registration statement with the SEC pursuant to the Securities Act of 1933, as amended, covering the offering of the Shares under the 2012 Plan.

The Board recommends that shareholders vote FOR the approval of the 2012 Omnibus Long-Term Incentive Plan.

Vote Required

Approval of the 2012 Plan requires the vote of holders of a majority of the votes cast at the annual meeting, provided that the total votes cast on the proposal represents more than 50% of the outstanding Shares entitled to vote on the proposal. Accordingly, a broker non-vote will have the same effect as a vote against the proposal, unless holders of more than 50% of the outstanding Shares entitled to vote on the proposal cast votes (in which case, broker non-votes will not have an effect on the result of the vote). In accordance with NYSE regulations, an abstention will be counted as a vote cast for purposes of the proposal and will have the same effect as a vote against the proposal.

PROPOSAL 4 — ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

Our Board of Trustees proposes that shareholders provide advisory (non-binding) approval of the compensation of our named executive officers, as disclosed in this proxy statement in accordance with the SEC’s rules (commonly known as a “say-on-pay” proposal). We recognize the interest our shareholders have in the compensation of our executives and we are providing this advisory proposal in recognition of that interest and as required by Section 14 of the Securities Exchange Act of 1934, as amended.

In a non-binding advisory vote on the frequency of the say-on-pay proposal held at our 2011 annual meeting of shareholders, shareholders voted in favor of holding say-on-pay votes annually. In light of this result and other factors considered by the Board, the Board has determined that the Trust will hold advisory say-on-pay votes on an annual basis until the next required advisory vote on such frequency. The next advisory say-on-pay vote will occur at our 2017 annual meeting of shareholders.

As described in detail under the heading “Compensation Discussion and Analysis,” our named executive officer compensation program is designed to attract, motivate, and retain our named executive officers, who are critical to our success, and ensure alignment of such persons with shareholders. Under this program, our named executive officers are rewarded for their service to the Trust, the achievement of specific performance goals and the realization of increased shareholder value. We believe our executive officer compensation programs also are structured appropriately to support our Trust and business objectives, as well as to support our culture. The Compensation Committee regularly reviews the compensation programs for our named executive officers to ensure the fulfillment of our compensation philosophy and goals.

Please read the “Compensation Discussion and Analysis,” beginning on page 22, and the “Named Executive Officer Compensation Tables”, beginning on page 35, for additional details about our named executive officer compensation program, including information about the target and earned compensation of our named executive officers in 2011.

We are asking our shareholders to indicate their support for our named executive officer compensation as described in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our shareholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Trust’s shareholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Trust’s Proxy Statement for the 2012 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure.”

The say-on-pay vote is advisory, and therefore not binding on the Trust, the Compensation Committee or our Board. We value the opinions of our shareholders and to the extent there is any significant vote against the named executive officer compensation as disclosed in this proxy statement, we will consider our shareholders’ concerns and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.

The Board of Trustees recommends a vote FOR the approval of the compensation of our named executive officers, as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission.

Vote Required

The affirmative vote of a majority of the votes cast at the annual meeting will be necessary to approve the compensation of our named executive officers. Abstentions and broker non-votes will have no effect on the outcome of the vote.

ADDITIONAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Trust’s executive officers and Trustees and persons who beneficially own more than 10% of a registered class of the Trust’s equity securities (“insiders”) to file reports with the SEC regarding their pecuniary interest in any of the Trust’s equity securities and any changes thereto, and to furnish copies of these reports to the Trust. Based on the Trust’s review of the insiders’ forms furnished to the Trust or filed with the SEC and representations made by the Trustees and executive officers of the Trust, no insider failed to file on a timely basis a Section 16(a) report in 2011.

Cost of Proxy Solicitation

The cost of preparing, assembling and mailing this proxy statement and all other costs in connection with this solicitation of proxies for the annual meeting will be paid by the Trust. The Trust will request banks, brokers and other nominees to send the proxy materials to, and to obtain proxies from, the beneficial owners and will reimburse such record holders for their reasonable expenses in doing so. In addition, the Trustees, officers and other employees of the Trust may solicit proxies by mail, telephone, electronically or in person, but they will not receive any additional compensation for such work.

Presentation of Shareholder Proposals and Nominations at 2013 Annual Meeting

Any shareholder proposal intended to be included in the Trust’s proxy statement and form of proxy for the 2013 annual meeting (pursuant to Rule 14a-8 of the Exchange Act) must be received by the Trust at Ramco-Gershenson Properties Trust, Attention: Secretary, 31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan 48334 by the close of business on December 28, 2012 and must otherwise be in compliance with the requirements of the SEC’s proxy rules.

Any Trustee nomination or shareholder proposal of other business intended to be presented for consideration at the 2013 annual meeting, but not intended to be considered for inclusion in the Trust’s proxy statement and form of proxy relating to such meeting (i.e. not pursuant to Rule 14a-8 of the Exchange Act), must be received by the Trust at the address stated above between March 8, 2013 and the close of business on April 7, 2013 to be considered timely. However, if the 2013 annual meeting occurs more than 30 days before or 60 days after June 6, 2013, the Trust must receive nominations or proposals (A) not later than the close of business on the later of the 60th day prior to the date of the 2013 annual meeting or the 10th day following the day on which public announcement is made of the date of the 2013 annual meeting, and (B) not earlier than the 90th day prior to the 2013 annual meeting. Such nominations or proposals must also be in compliance with the Bylaws.

Householding

The Trust may elect to send a single copy of its annual report and this proxy statement to any household at which two or more shareholders reside, unless one of the shareholders at such address notifies the Trust that he or she desires to receive individual copies. This “householding” practice reduces the Trust’s printing and postage costs. Shareholders may request to discontinue or re-start householding, or to request a separate copy of the 2011 annual report or 2012 proxy statement, as follows:

•	Shareholders owning Shares through a bank, broker or other holder of record should contact such record holder directly; and

•

Shareholders of record should contact the Trust at (248) 350-9900 or at Investor Relations, Ramco-Gershenson Properties Trust, 31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan 48334. The Trust will promptly deliver such materials upon request.

Your cooperation in giving this matter your immediate attention and in voting your proxies promptly will be appreciated.

2011 Annual Report

The annual report of the Trust for the year ended December 31, 2011, including the financial statements for the three years ended December 31, 2011 audited by Grant Thornton, is being furnished with this proxy statement. If you did not receive a copy of such annual report, you can obtain a copy without charge at the Trust’s website, www.rgpt.com, or by contacting the Trust at (248) 350-9900 or Investor Relations, Ramco-Gershenson Properties Trust, 31500 Northwestern Highway, Suite 300, Farmington Hills, Michigan 48334.

By Order of the Board of Trustees

Gregory R. Andrews

Chief Financial Officer and Secretary

April 27, 2012

Appendix A

RAMCO-GERSHENSON PROPERTIES TRUST

2012 OMNIBUS LONG-TERM INCENTIVE PLAN

Ramco-Gershenson Properties Trust, a Maryland real estate investment trust (the “Trust”), sets forth herein the terms of its 2012 Omnibus Long-Term Incentive Plan (the “Plan”), as follows:

Section 1        PURPOSE

The Plan is intended to enhance the ability of the Trust, RGI, RGLP (as defined below) and the Subsidiaries and Affiliates of each of them to attract and retain highly qualified Trustees, officers, key employees and other persons and to motivate such persons to serve the Trust, RGI, RGLP, and the Subsidiaries of each of them and to improve the business results and earnings of the Trust and RGLP, by providing to such persons an opportunity to acquire or increase a direct proprietary interest in the operations and future success of the Trust. To this end, the Plan provides for the grant of options, share appreciation rights, restricted shares, restricted share units, unrestricted shares and dividend equivalent rights. Any of these awards may, but need not, be made as performance incentives to reward attainment of performance goals in accordance with the terms hereof. Share options granted under the Plan may be incentive stock options or non-qualified options, as provided herein.

Section 2        DEFINITIONS

For purposes of interpreting the Plan and related documents (including Award Agreements), the following definitions shall apply:

2.1     “Affiliate” means a person or entity which controls, is controlled by, or is under common control with the Trust, RGI or RGLP, as the case may be.

2.2     “Award” means a grant of an Option, Share Appreciation Right, Restricted Shares, Restricted Share Units, Unrestricted Shares or Dividend Equivalent Rights under the Plan.

2.3     “Award Agreement” means the written agreement between the Trust and a Participant that evidences and sets out the terms and conditions of an Award.

2.4     “Benefit Arrangement” shall have the meaning set forth in Section 14 hereof.

2.5     “Board” means the Board of Trustees of the Trust.

2.6     “Cause” means, unless otherwise provided in an applicable written agreement with the Trust, RGI, RGLP or a Subsidiary or Affiliate of any of them, (i) actual dishonesty intended to result in substantial personal enrichment at the expense of the Trust or of any subsidiary of the Trust, (ii) the conviction of a felony, or (iii) repeated willful and deliberate failure or refusal to perform the duties normally associated with a Participant’s position which is not remedied in a reasonable period of time after receipt of written notice from the Trust.

2.7        “Change in Control” means:

(a)        On or after the Effective Date of this Plan, any person (which, for all purposes hereof, shall include, without limitation, an individual, sole proprietorship, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, body corporate and a trustee, executor, administrator or other legal representative) (a “Person”) or any group of two or more Persons acting in concert becomes the beneficial owner, directly or indirectly, of securities of the Trust representing, or acquires the right to control or direct, or to acquire through the conversion of securities or the exercise of warrants or other rights to acquire securities, 40% or more of the combined voting power of the Trust’s then outstanding securities; provided that for the purposes of this Policy (A) “voting power” means the right to vote for the election of trustees, and (B) any determination of percentage of combined voting power shall be made on the basis that (x) all securities beneficially owned by the Person or group or over which control or direction is exercised by the Person or group which are convertible into securities carrying voting rights have been converted (whether or not then convertible) and all options, warrants or other rights which may be exercised to acquire securities beneficially owned by the Person or group or over which control or direction is exercised by the Person or group have been exercised (whether or not then exercisable), and (y) no such convertible securities have been converted by any other Person and no such options, warrants or other rights have been exercised by any other Person; or

(b)        A reorganization, merger, consolidation, combination, corporate restructuring or similar transaction (an “Event”), in each case, in respect of which the beneficial owners of the outstanding Trust voting securities immediately prior to such Event do not, following such Event, beneficially own, directly or indirectly, more than 60% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of trustees of the Trust and any resulting parent entity of the Trust in substantially the same proportions as their ownership, immediately prior to such Event, of the outstanding Trust voting securities; or

(c)        An Event involving the Trust as a result of which 40% or more of the members of the board of trustees of the parent entity of the Trust or the Trust are not persons who were members of the Board immediately prior to the earlier of (x) the Event, (y) execution of an agreement the consummation of which would result in the Event, or (z) announcement by the Trust of an intention to effect the Event.

Notwithstanding the preceding, to the extent “Change in Control” is a payment trigger, and not merely a vesting trigger, for any 409A Award, “Change in Control” means a change in the ownership or effective control of the Trust, or a change in the ownership of a substantial portion of the assets of the Trust, as described in Treas. Reg. Section 1.409A-3(i)(5), but replacing the term “Trust” for the term “Company” in such regulation.

2.8       “Code” means the Internal Revenue Code of 1986, as now in effect or as hereafter amended, and the rules and regulations promulgated thereunder.

2.9       “Committee” means the Compensation Committee of the Board, or, if the Board so elects, a different committee of, and designated from time to time by resolution of, the Board, which shall be constituted as provided in Section 3.1.

2.10     “Covered Employee” means a Participant who is a Covered Employee within the meaning of Section 162(m)(3) of the Code.

2.11      “Disability” means a Participant’s physical or mental condition resulting from any medically determinable physical or mental impairment that renders such Participant incapable of engaging in any substantial gainful employment and that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than 365 days. Notwithstanding the foregoing, a Participant shall not be deemed to be Disabled as a result of any condition that:

(a)         Was contracted, suffered, or incurred while such Participant was engaged in, or resulted from such Participant having engaged in, a felonious activity;

(b)         Resulted from an intentionally self-inflicted injury or an addiction to drugs, alcohol, or substances which are not administered under the direction of a licensed physician as part of a medical treatment plan; or

(c)         Resulted from service in the Armed Forces of the United States for which such Participant received or is receiving a disability benefit or pension from the United States, or from service in the armed forces of any other country irrespective of any disability benefit or pension.

The Disability of a Participant and the date on which a Participant ceases to be employed by reason of Disability shall be determined by the Trust, in accordance with uniform principles consistently applied, on the basis of such evidence as the Committee and the Trust deem necessary and desirable, and its good faith determination shall be conclusive for all purposes of the Plan. The Committee or the Trust shall have the right to require a Participant to submit to an examination by a physician or physicians and to submit to such reexaminations as the Committee or the Trust shall require in order to make a determination concerning the Participant’s physical or mental condition; provided, however, that a Participant may not be required to undergo a medical examination more often than once each 180 days, nor at any time after the normal date of the Participant’s Retirement. If any Participant engages in any occupation or employment (except for rehabilitation as determined by the Committee) for remuneration or profit, which activity would be inconsistent with the finding of Disability, or if the Committee, on the recommendation of the Trust, determines on the basis of a medical examination that a Participant no longer has a Disability, or if a Participant refuses to submit to any medical examination properly requested by the Committee or the Trust, then in any such event, the Participant shall be deemed to have recovered from such Disability. The Committee in its discretion may revise this definition of “Disability” for any grant, except to the extent that the Disability is a payment event under a 409A Award.

2.12      “Dividend Equivalent Right” means a right, granted to a Participant under Section 12 hereof, to receive cash, Shares, other Awards or other property equal in value to dividends paid with respect to a specified number of Shares, or other periodic payments.

2.13      “Effective Date” means the date that the Plan is approved by the shareholders of the Trust, provided that such date is not more than one year after the approval of the Plan by the Board.

2.14      “Exchange Act” means the Securities Exchange Act of 1934, as now in effect or as hereafter amended.

2.15      “Fair Market Value” means the value of a Share, determined as follows: if on the Grant Date or other determination date the Shares are listed on an established national or regional share exchange, is admitted to quotation on the New York Stock Exchange (“NYSE”) or is publicly traded on an established securities market, the Fair Market Value of a Share shall be the closing price of the Shares on such exchange or in such market (if there is more than one such exchange or market the Committee shall determine the appropriate exchange or market) on the Grant Date or such other determination date (or if there is no such reported closing price, the Fair Market Value shall be the mean between the highest bid and lowest asked prices or between the high and low sale prices on such trading day) or, if no sale of Shares is reported for such trading day, on the next preceding day on which any sale shall have been reported. If the Shares are not listed on such an exchange, quoted on such system or traded on such a market, Fair Market Value shall be the value of the Shares as determined by the Committee in good faith; provided that such valuation with respect to any Award that the Trust intends to be a stock right not providing for the deferral of compensation under Treas. Reg. Section 1.409A-1(b)(5)(i) (Non-Qualified Options) shall be determined by the reasonable application of a reasonable valuation method, as described in Treas. Reg Section 1.409A-1(b)(5)(iv)(B).

2.16      “Family Member” means a person who is a spouse, former spouse, child, stepchild, grandchild, parent, stepparent, grandparent, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother, sister, brother-in-law, or sister-in-law, including adoptive relationships, of the Participant, any person sharing the Participant’s household (other than a tenant or employee), a trust in which any one or more of these persons have more than fifty percent of the beneficial interest, a foundation in which any one or more of these persons (or the Participant) control the management of assets, and any other entity in which one or more of these persons (or the Participant) own more than fifty percent of the voting interests.

2.17      “409A Award” means any Award that is treated as a deferral of compensation subject to the requirements of Code Section 409A.

2.18      “Good Reason” shall mean the initial existence of one or more of the following conditions arising without the consent of a Participant within the one-year period following a Change in Control, provided that such Participant provides notice to the Trust of the existence of such condition within 90 days of the initial existence of the condition, the Trust does not remedy the condition within 30 days after receiving notice, and such Participant actually terminates employment with the Company within 30 days following the Trust’s failure to remedy the condition:

(a)         A material diminution in a Participant’s base salary in effect immediately before the date of the Change in Control or as increased from time to time thereafter;

(b)         A material diminution in a Participant’s authority, duties, or responsibilities;

(c)         A material diminution in the authority, duties, or responsibilities of the supervisor to whom a Participant is required to report, including a requirement that a Participant report to a corporate officer or employee instead of reporting directly to the Board;

(d)         A material diminution in the budget over which a Participant retains authority;

(e)         A material change in the geographic location at which a Participant must perform the services related to his or her position; or

(f)         Any other action or inaction that constitutes a material breach by the Trust of any agreement under which a Participant provides services to the Trust.

2.19      “Grant Date” means the date on which the Committee approves an Award or such later date as may be specified by the Committee.

2.20        “Incentive Stock Option” means an “incentive stock option” within the meaning of Section 422 of the Code, or the corresponding provision of any subsequently enacted tax statute, as amended from time to time.

2.21        “Non-Qualified Option” means an Option that is not an Incentive Stock Option.

2.22        “Option” means an option to purchase Shares pursuant to the Plan, which may either be an Incentive Stock Option or a Non-Qualified Option.

2.23        “Option Price” means the exercise price for each Share subject to an Option.

2.24        “Other Agreement” shall have the meaning set forth in Section 14 hereof.

2.25        “Outside Trustee” means a member of the Board who is not an officer or employee of the Trust, of RGI, of RGLP, or of any of their Affiliates.

2.26        “Participant” means a person who receives or holds an Award under the Plan.

2.27        “Performance Award” means an Award made subject to the attainment of performance goals (as described in Section 13) over a performance period of up to 10 years.

2.28        “Plan” means Ramco-Gershenson Properties Trust 2012 Omnibus Long-Term Incentive Plan.

2.29        “Reorganization” means any reorganization, merger or consolidation of the Trust with one or more other entities which does not constitute a Change in Control.

2.30        “RGI” means Ramco-Gershenson, Inc., a Michigan corporation.

2.31        “RGLP” means Ramco-Gershenson Properties, L.P., a Delaware limited partnership.

2.32        “Restricted Share” means a Share awarded to a Participant pursuant to Section 10 hereof.

2.33        “Restricted Share Unit” means a bookkeeping entry representing the equivalent of a Share awarded to a Participant pursuant to Section 10 hereof.

2.34        “Retirement” means termination of Service with consent of the Committee on or after age 62, or any other definition established by the Compensation Committee, in its discretion, either in any Award or in writing after the grant of any Award, provided that the definition of Retirement with respect to the timing of payment (and not merely vesting) of any 409A Award cannot be changed after the Award is granted.

2.35        “SAR Exercise Price” means the per share exercise price of an SAR granted to a Participant under Section 9 hereof.

2.36        “Securities Act” means the Securities Act of 1933, as now in effect or as hereafter amended.

2.37        “Service” means service as a Service Provider to the Trust, RGI, RGLP, or a Subsidiary or Affiliate of any of them. Unless otherwise stated in the applicable Award Agreement, a Participant’s change in position or duties shall not result in interrupted or terminated Service, so long as such Participant continues to be a Service Provider to the Trust, RGI, RGLP, or a Subsidiary or Affiliate of any of them. Subject to the preceding sentence, whether a termination of Service shall have occurred for purposes of the Plan shall be determined by the Committee, which determination shall be final, binding and conclusive. With respect to the timing of payment (and not merely vesting) of any 409A Award, whether a termination of Service shall have occurred shall be determined in accordance with the definition of “Separation from Service” under Treas. Reg. Section 1.409(A)-1(h).

2.38    “Service Provider” means an employee, officer or Trustee of the Trust, RGI, RGLP, or a Subsidiary or Affiliate of any of them, or a consultant or adviser providing services to the Trust, RGI, RGLP, or a Subsidiary or Affiliate of any of them.

2.39    “Share” or “Shares” means the common shares of beneficial interest of the Trust.

2.40    “Share Appreciation Right” or “SAR” means a right granted to a Participant under Section 9 hereof.

2.41    “Subsidiary” means any “subsidiary corporation” of the Trust, of RGI or of RGLP within the meaning of Section 424(f) of the Code.

2.42    “Substitute Awards” means Awards granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity acquired by the Trust, RGI, RGLP, or a Subsidiary or

Affiliate of any of them or with which the Trust, RGI, RGLP, or a Subsidiary or Affiliate of any of them combines.

2.43    “Ten Percent Shareholder” means an individual who owns more than ten percent (10%) of the total combined voting power of all classes of outstanding shares of the Trust, RGI, RGLP or any of their Subsidiaries. In determining share ownership, the attribution rules of Section 424(d) of the Code shall be applied.

2.44    “Termination Date” means the date upon which an Option shall terminate or expire, as set forth in Section 8.3 hereof.

2.45    “Trust” means Ramco-Gershenson Properties Trust, a Maryland real estate investment trust.

2.46    “Unrestricted Share Award” means an Award pursuant to Section 11 hereof.

Section 3        ADMINISTRATION OF THE PLAN

3.1     Committee. The Plan shall be administered by or pursuant to the direction of the Committee. The Committee shall have such powers and authorities related to the administration of the Plan as are consistent with the governing documents of the Trust and applicable law. The Committee shall have full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Award or any Award Agreement and shall have full power and authority to take all such other actions and make all such other determinations not inconsistent with the specific terms and provisions of the Plan that the Committee deems to be necessary or appropriate to the administration of the Plan, any Award or any Award Agreement. All such actions and determinations shall be by the affirmative vote of a majority of the members of the Committee present at a meeting or by unanimous consent of the Committee executed in writing in accordance with the Trust’s governing documents and applicable law; provided, that subject to the governing documents of the Trust and applicable law, the Committee may delegate all or any portion of its authority under the Plan to a subcommittee of trustees and/or officers of the Trust for the purposes of determining or administering Awards granted to persons who are not then subject to the reporting requirements of Section 16 of the Exchange Act. The interpretation and construction by the Committee of any provision of the Plan, any Award or any Award Agreement shall be final, binding and conclusive. The Committee shall consist of not less than three (3) members of the Board, which members shall be “Non-Employee Trustees” as defined in Rule 16b-3 under the Exchange Act (or such greater number of members which may be required by said Rule 16b-3) and which members shall qualify as “independent” under any applicable stock exchange rules.

3.2        Terms of Awards. Subject to the other terms and conditions of the Plan, the Committee shall have full and final authority to:

3.2.1        Designate Participants,

3.2.2        Determine the type or types of Awards to be made to a Participant,

3.2.3        Determine the number of Shares to be subject to an Award,

3.2.4        establish the terms and conditions of each Award (including, but not limited to, the exercise price of any Option, the nature and duration of any restriction or condition (or provision for lapse thereof) relating to the vesting, exercise, transfer, or forfeiture of an Award or the Shares subject thereto, and any terms or conditions that may be necessary to qualify Options as Incentive Stock Options) or to ensure exemption from or compliance with Code Section 409A,

3.2.5        Prescribe the form of each Award Agreement evidencing an Award, and

3.2.6        Amend, modify, or supplement the terms of any outstanding Award. Notwithstanding the foregoing, no amendment, modification or supplement of any Award shall, without the consent of the Participant, impair the Participant’s rights under such Award, or subject to the requirements of Code Section 409A any Award that was excluded from Code Section 409A coverage upon grant.

The Trust may retain the right in an Award Agreement to cause a forfeiture of the gain realized by a Participant on account of actions taken by the Participant in violation or breach of or in conflict with any employment agreement, non-competition agreement, any agreement prohibiting solicitation of employees, tenants or others of the Trust, RGI, RGLP, or a Subsidiary or Affiliate of any of them or any confidentiality obligation with respect to the Trust, RGI, RGLP, or a Subsidiary or Affiliate of any of them or otherwise in competition with the Trust, RGI, RGLP, or a Subsidiary or Affiliate of any of them, to the extent specified in such Award Agreement applicable to the Participant. Furthermore, unless the Committee provides otherwise in the applicable Award Agreement, the Trust may annul an Award if the Participant is an employee of the Trust, RGI, RGLP, or a Subsidiary or Affiliate of any of them and is terminated for Cause as defined in the applicable Award Agreement or the Plan, as applicable.

Notwithstanding the foregoing, no amendment or modification may be made to an outstanding Option or SAR which reduces the Option Price or SAR Exercise Price, either by lowering the Option Price or SAR Exercise Price or by canceling the outstanding Option or SAR and granting a replacement or substitute Option or SAR with a lower exercise price without the approval of Trust’s shareholders, provided, that, appropriate adjustments may be made to outstanding Options and SARs pursuant to Section 16.

3.3     Deferral Arrangement. The Committee may permit or require the deferral of any award payment into a deferred compensation arrangement, subject to compliance with the provisions of Section 17, Code Section 409A, in each case, where applicable, and such other rules and procedures as it may establish, which may include provisions for the payment or crediting of interest or dividend equivalents, including converting such credits into deferred Share equivalents and restricting deferrals to comply with hardship distribution rules affecting 401(k) plans. Notwithstanding the foregoing, no deferral shall be allowed if the deferral opportunity would violate Code Section 409A.

3.4     No Liability. No member of the Board or of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Award or Award Agreement.

3.5     Book Entry. Notwithstanding any other provision of this Plan to the contrary, the Trust, RGI, RGLP, or a Subsidiary or Affiliate of any of them may elect to satisfy any requirement under this Plan for the delivery of Share certificates through the use of book-entry.

Section 4        SHARES SUBJECT TO THE PLAN

Subject to adjustment as provided in Section 16 hereof, the aggregate number of Shares available for issuance under the Plan shall be Two Million (2,000,000). Shares issued or to be issued under the Plan shall be authorized but unissued Shares or issued Shares that have been reacquired by the Trust, RGI, RGLP, or a Subsidiary or Affiliate of any of them. If any Shares covered by an Award are not purchased or are forfeited, or if an Award otherwise terminates without delivery of Shares subject thereto, then the number of Shares related to such Award and subject to such forfeiture or termination shall not be counted against the limit set forth above (or included for purposes of the calculation in the proviso, above), but shall again be available for making Awards under the Plan. If an Award (other than a Dividend Equivalent Right) is denominated in Shares, the number of Shares covered by such Award, or to which such Award relates, shall be counted on the date of grant of such Award against the aggregate number of Shares available for granting Awards under the Plan as provided above, and the following Shares shall be added back to the total number of Shares available under the Plan: (x) Shares that are subject to an Option or a share-settled Share Appreciation Right and are not issued upon the net settlement or net exercise of such Option or Share Appreciation Right, (y) Shares delivered to or withheld by the Trust, RGI, RGLP, or a Subsidiary or Affiliate of any of them to pay the withholding taxes resulting from any Award, and (z) Shares repurchased on the open market with the proceeds of an Option exercise.

The Committee shall have the right to substitute or assume Awards in connection with mergers, reorganizations, separations, or other transactions to which Section 424(a) of the Code applies. The number of Shares reserved pursuant to Section 4 may be increased by the corresponding number of Awards assumed and, in the case of a substitution, by the net increase in the number of Shares subject to Awards before and after the substitution.

Section 5           EFFECTIVE DATE, DURATION AND AMENDMENTS

5.1        Effective Date. The Plan shall be effective as of the Effective Date.

5.2        Term. The Plan shall terminate automatically ten (10) years after the Effective Date and may be terminated on any earlier date as provided in Section 5.3. The termination of the Plan shall not affect any Award outstanding on the date of such termination.

5.3        Amendment and Termination of the Plan. The Board may, at any time and from time to time, amend, suspend, or terminate the Plan as to any Shares as to which Awards have not been made. An amendment shall be contingent on approval of the Trust’s shareholders to the extent stated by the Board, required by applicable law or required by applicable stock exchange listing requirements. In addition, an amendment will be contingent on approval of the Trust’s shareholders if the amendment would: (i) materially increase the benefits accruing to Participants under the Plan, (ii) materially increase the aggregate number of Shares that may be issued under the Plan, (iii) materially modify the requirements as to eligibility for participation in the Plan, or (iv) except as permitted pursuant to the provisions of Section 16, reduce the Option Price of any previously granted Option or the grant price of any previously granted SAR, cancel any previously granted Options or SARs and grant substitute Options or SARs with a lower Option Price than the canceled Options or a lower grant price than the canceled SARs, or exchange any Options or SARs for cash, other awards, or Options or SARs with an Option Price or grant price that is less than the exercise price of the original Options or SARs. No Awards shall be made after termination of the Plan. No amendment, suspension or termination of the Plan shall (i) without the consent of the Participant, impair rights or obligations under any Award theretofore awarded under the Plan, nor (ii) accelerate any payment under any 409A Award except as otherwise permitted under Treas. Reg. Section 1.409A-3(j).

Section 6           AWARD ELIGIBILITY AND LIMITATIONS

6.1        Service Providers and Other Persons. Subject to this Section 6, Awards may be made under the Plan to: (i) any Service Provider to the Trust, RGI, RGLP, or a Subsidiary or Affiliate of any of them, including any Service Provider who is an officer or Trustee of the Trust, RGI, RGLP or a Subsidiary or Affiliate of any of them, as the Committee shall determine and designate from time to time, (ii) any Outside Trustee and (iii) any other individual whose participation in the Plan is determined to be in the best interests of the Trust by the Committee.

6.2        Successive Awards and Substitute Awards. An eligible person may receive more than one Award, subject to such restrictions as are provided herein. Notwithstanding Sections 8.1 and 9.1, the Option Price of an Option or the grant price of an SAR that is a Substitute Award may be less than 100% of the Fair Market Value of a Share on the original Grant Date provided that the Option Price or grant price is determined in accordance with the principles of Code 424 and the regulations thereunder.

6.3        Limitation on Shares Subject to Awards. During any time when the Trust has a class of equity security registered under Section 12 of the Exchange Act:

6.3.1        The maximum number of Shares subject to Options or SARs that can be awarded under the Plan to any person eligible for an Award under this Section 6 is 100,000 per calendar year; and

6.3.2        The maximum number of Shares that can be awarded under the Plan, other than pursuant to an Option or SARs, to any person eligible for an Award under this Section 6 is 100,000 per calendar year.

The preceding limitations in this Section 6.3 are subject to adjustment as provided in Section 16 hereof.

Section 7            AWARD AGREEMENT

Each Award granted pursuant to the Plan shall be evidenced by an Award Agreement, in such form or forms as the Committee shall from time to time determine. Award Agreements granted from time to time or at the same time need not contain similar provisions but shall be consistent with the terms of the Plan. Each Award Agreement evidencing an Award of Options shall specify whether such Options are intended to be Non-Qualified Options or Incentive Stock Options, and in the absence of such specification such options shall be deemed Non-Qualified Options.

Section 8            TERMS AND CONDITIONS OF OPTIONS

8.1        Option Price. The Option Price of each Option shall be fixed by the Committee and stated in the Award Agreement evidencing such Option. The Option Price of each Option shall be at least the Fair Market Value on the Grant Date of a Share; provided, however, that in the event that a Participant is a Ten Percent Shareholder, the Option Price of an Option granted to such Participant that is intended to be an Incentive Stock Option shall be not less than 110% of the Fair Market Value of a Share on the Grant Date.

8.2        Vesting. Subject to Sections 8.3, 8.4, 8.5 and 16.3 hereof, each Option granted under the Plan shall become exercisable at such times and under such conditions (including based on achievement of performance goals and/or future service requirements) as shall be determined by the Committee and stated in the Award Agreement. For purposes of this Section 8.2, fractional numbers of Shares subject to an Option shall be rounded to the next nearest whole number.

8.3        Term. Each Option granted under the Plan shall terminate, and all rights to purchase Shares thereunder shall cease, upon the expiration of ten years from the date such Option is granted, or under such circumstances and on such date prior thereto as is set forth in the Plan or as may be fixed by the Committee and stated in the Award Agreement relating to such Option (the “Termination Date”); provided, however, that in the event that the Participant is a Ten Percent Shareholder, an Option granted to such Participant that is intended to be an Incentive Stock Option shall not be exercisable after the expiration of five years from its Grant Date.

8.4        Termination of Service. Unless the Committee otherwise provides in an Award Agreement or in a written agreement with the Participant after the Award Agreement is issued, upon the termination of a Participant’s Service, except to the extent that such termination is due to death, Disability, or Retirement, any Option held by such Participant that has not vested shall immediately be deemed forfeited and any otherwise vested Option or unexercised portion thereof shall terminate three (3) months after the date of such termination of Service, but in no event later than the date of expiration of the Option. If a Participant’s Service is terminated for Cause, the Option or unexercised portion thereof shall terminate as of the date of such termination. Unless the Committee otherwise provides in an Award Agreement or in a written agreement with the Participant after the Award Agreement is issued, if a Participant’s Service is terminated (i) due to Retirement any Option held by such Participant that has not vested shall immediately be deemed forfeited, subject to the Committee’s discretion to accelerate the vesting of all or part of such Option, and any vested Option or Option that vests upon the Committee’s exercise of its discretion shall continue in accordance with its terms and shall expire upon its normal date of expiration (except that an Incentive Stock Option shall cease to be an Incentive Stock Option upon the expiration of three (3) months from the date of the Participant’s Retirement and thereafter shall be a Non-Qualified Option), (ii) due to Disability, the Option shall become fully vested and shall continue in accordance with its terms and shall expire upon its normal date of expiration (except that an Incentive Stock Option shall cease to be an Incentive Stock Option upon the expiration of twelve (12) months from the due to

Disability and thereafter shall be a Non-Qualified Option) or (iii) due to death, any Option of the deceased Participant shall become fully vested and shall continue in accordance with its terms, may be exercised, to the extent of the number of Shares with respect to which he/she could have exercised the Option on the date of his/her death, by his/her estate, personal representative or beneficiary who acquires the Option by will or by the laws of descent and distribution, and shall expire on its normal date of expiration unless previously exercised (except that an Incentive Stock Option shall cease to be an Incentive Stock Option upon the expiration of twelve (12) months from the date of the Participant’s death and thereafter shall be a Non-Qualified Option). Notwithstanding the foregoing, in the event a Participant’s Service is terminated by the Trust without Cause or by a Participant for Good Reason within the one-year period following a Change in Control, any outstanding Option shall become fully vested and shall continue in accordance with its terms and shall expire upon its normal date of expiration (except that an Incentive Stock Option shall cease to be an Incentive Stock Option upon the expiration of three (3) months from the date of such termination of Service and thereafter shall be a Non-Qualified Option). Such provisions shall be determined in the sole discretion of the Committee, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination of Service.

8.5        Limitations on Exercise of Option. Notwithstanding any other provision of the Plan, in no event may any Option be exercised, in whole or in part, after the occurrence of an event referred to in Section 16 hereof which results in termination of the Option.

8.6        Method of Exercise. An Option that is exercisable may be exercised by the Participant’s delivery to the Trust of written notice of exercise on any business day, at the Trust’s principal office, on the form specified by the Committee. Such notice shall specify the number of Shares with respect to which the Option is being exercised and, except to the extent provided in Section 8.12.3 or Section 8.12.4, shall be accompanied by payment in full of the Option Price of the Shares for which the Option is being exercised plus the amount (if any) of federal and/or other taxes which the Trust or an Affiliate may, in its judgment, be required to withhold with respect to an Award. The minimum number of Shares with respect to which an Option may be exercised, in whole or in part, at any time shall be the lesser of (i) 100 Shares or such lesser number set forth in the applicable Award Agreement and (ii) the maximum number of Shares available for purchase under the Option at the time of exercise.

8.7        Rights of Holders of Options. Unless otherwise stated in the applicable Award Agreement, a Participant holding or exercising an Option shall have none of the rights of a shareholder (for example, the right to receive cash or dividend payments or distributions attributable to the subject Shares or to direct the voting of the subject Shares) until the Shares covered thereby are fully paid and issued to the Participant. Except as provided in Section 16 hereof, no adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date of such issuance.

8.8        Delivery of Share Certificates. Promptly after the exercise of an Option to purchase Shares by a Participant and the payment in full of the Option Price, unless the Trust shall then have uncertificated Shares, such Participant shall be entitled to the issuance of a Share certificate or certificates evidencing his/her ownership of the Shares purchased upon such exercise.

8.9        Transferability of Options. Except as provided in Section 8.10, during the lifetime of a Participant, only the Participant (or, in the event of legal incapacity or incompetency, the Participant’s guardian or legal representative) may exercise an Option. Except as provided in Section 8.10, no Option shall be assignable or transferable by the Participant to whom it is granted, other than by will or the laws of descent and distribution. Any attempt to transfer an Option in violation of this Plan shall render such Option null and void.

8.10      Family Transfers. If authorized in the applicable Award Agreement, a Participant may transfer, not for value, all or part of an Option which is not an Incentive Stock Option to any Family Members. For the purpose of this Section 8.10, a “not for value” transfer is a transfer which is (i) a gift to a trust for the benefit of the participant and/or one or more Family Members, or (ii) a transfer under a domestic relations order in settlement of marital property rights. Following a transfer under this Section 8.10, any such Option shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer. Subsequent transfers of transferred Options are prohibited except in accordance with this Section 8.10 or by will or the laws of descent and distribution. The events of termination of Service of Section 8.4 hereof shall continue to be applied with respect to the original Participant, following which the Option shall be exercisable by the transferee only to the extent, and for the periods specified, in Section 8.4.

8.11      Limitations on Incentive Stock Options. An Option shall constitute an Incentive Stock Option only (i) if the Participant of such Option is an employee of the Trust or any Subsidiary of the Trust; (ii) to the extent specifically provided in the related Award Agreement; and (iii) to the extent that the aggregate Fair Market Value (determined at the time the Option is granted) of the Shares with respect to which all Incentive Stock Options held by such Participant become exercisable for the first time during any calendar year (under the Plan and all other plans of the Participant’s employer and its Affiliates) does not exceed $100,000. This limitation shall be applied by taking Options into account in the order in which they were granted. Notwithstanding anything to the contrary contained herein, any Option designated as an Incentive Stock Option that fails to meet the requirements of Code Section 422 shall be a Non-Qualified Option.

8.12      Form of Payment.

8.12.1. General Rule. Payment of the Option Price for the Shares purchased pursuant to the exercise of an Option shall be made in cash or in cash equivalents acceptable to the Trust.

8.12.2. Surrender of Shares. To the extent approved by the Committee in its sole discretion, payment of the Option Price for Shares purchased pursuant to the exercise of an Option may be made all or in part through the tender to the Trust of Shares, which Shares, if acquired from the Trust, shall have been held for at least six months at the time of tender and which shall be valued, for purposes of determining the extent to which the Option Price has been paid thereby, at their Fair Market Value on the date of exercise or surrender.

8.12.3. Cashless Exercise. To the extent permitted by law and to the extent permitted by the Committee in its sole discretion, payment of the Option Price for Shares purchased pursuant to the exercise of an Option may be made all or in part by delivery (on a form acceptable to the Committee) of an irrevocable direction to a registered securities broker acceptable to the Trust to sell Shares and to deliver all or part of the sales proceeds to the Trust in payment of the Option Price and any withholding taxes described in Section 18.3.

8.12.4. Other Forms of Payment. To the extent permitted by the Committee in its sole discretion, payment of the Option Price for Shares purchased pursuant to exercise of an Option may be made in any other form that is consistent with applicable laws, regulations and rules.

Section 9           TERMS AND CONDITIONS OF SHARE APPRECIATION RIGHTS

9.1        Right to Payment and Grant Price. An SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the SAR as determined by the Committee. The Award Agreement for an SAR shall specify the grant price of the SAR, which shall be at least the Fair Market Value of a Share on the Grant Date. SARs may be granted in conjunction with all or part of an Option granted under the Plan or at any subsequent time during the term of such Option, in conjunction with all or part of any other Award or without regard to any Option or other Award.

9.2        Other Terms. The Committee shall determine at the Grant Date or thereafter, the time or times at which and the conditions under which an SAR may be exercised (including based on achievement of performance goals and/or future service requirements), the time or times at which SARs shall cease to be or become exercisable following termination of Service or upon other conditions (provided that no SAR shall be exercisable following the tenth anniversary of its Grant Date), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Shares will be delivered or deemed to be delivered to Participants, whether or not an SAR shall be in tandem or in combination with any other Award, and any other terms and conditions of any SAR.

9.3        Transferability of SARs. Unless the Committee otherwise provides in an Award Agreement or any amendment or modification thereof, no SAR may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant. Any attempt to transfer a SAR in violation of this Plan shall render such SAR null and void.

Section 10         TERMS AND CONDITIONS OF RESTRICTED SHARES AND RESTRICTED

                                SHARE UNITS

10.1      Grant of Restricted Shares or Restricted Share Units. Awards of Restricted Shares or Restricted Share Units may be made to eligible persons. Restricted Shares or Restricted Share Units may also be referred to as performance shares or performance share units. If so indicated in the Award Agreement at the time of grant, a Participant may vest in more than 100% of the number of Restricted Share Units awarded to the Participant.

10.2      Restrictions. At the time an Award of Restricted Shares or Restricted Share Units is made, the Committee may, in its sole discretion, establish a period of time (a “Restricted Period”) applicable to such Restricted Shares or Restricted Share Units, during which a portion of the Shares related to such Award shall become nonforfeitable or vest, on each anniversary of the Grant Date or otherwise, as the Committee may deem appropriate. Each Award of Restricted Shares or Restricted Share Units may be subject to a different Restricted Period. The Committee may, in its sole discretion, at the time a grant of Restricted Shares or Restricted Share Units is made, prescribe restrictions in addition to or other than the expiration of the Restricted Period, including the satisfaction of corporate or individual performance conditions, which may be applicable to all or any portion of the Restricted Shares or Restricted Share Units in accordance with Section 13.1 and 13.2. Neither Restricted Shares nor Restricted Share Units may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period or prior to the satisfaction of any other restrictions prescribed by the Committee with respect to such Restricted Shares or Restricted Share Units. Each Participant may designate a beneficiary upon his or her death for the Restricted Shares or Restricted Share Units awarded to him or her under the Plan. If a Participant fails to designate a beneficiary, the Participant shall be deemed to have designated his or her estate as his or her beneficiary. Any attempt to transfer an Award of Restricted Shares or Restricted Share Units in violation of this Plan shall render such Award null and void.

10.3      Restricted Shares Certificates. The Trust shall issue, in the name of each Participant to whom Restricted Shares have been granted, Share certificates representing the total number of Restricted Shares granted to the Participant, as soon as reasonably practicable after the Grant Date. The Committee may provide in an Award Agreement that either (i) the Trust shall hold such certificates for the Participant’s benefit until such time as the Restricted Shares are forfeited to the Trust or the restrictions lapse, or (ii) such certificates shall be delivered to the Participant, provided, however, that such certificates shall bear a legend or legends that comply with the applicable securities laws and regulations and makes appropriate reference to the restrictions imposed under the Plan and the Award Agreement.

10.4      Rights of Holders of Restricted Shares. Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Shares shall have the right to vote such Shares and the right to receive any dividends or distributions declared or paid with respect to such Shares. All distributions, if any, received by a Participant with respect to Restricted Shares as a result of any share split, share dividend, combination of shares, or other similar transaction shall be subject to the restrictions applicable to the original Award. If any such dividends or distributions are paid in cash, unless otherwise specified in the Award Agreement, the right to receive such cash payments shall be subject to the same restrictions on transferability as the Restricted Shares with respect to which they are paid, and shall be accumulated during the Restricted Period and paid or forfeited when the Restricted Shares vest or are forfeited. In no event shall any cash dividend or distribution shall be paid later than 2 1/2 months after the end of the tax year in which the applicable Restricted Period ends.

10.5      Rights of Holders of Restricted Share Units.

10.5.1. Dividend Equivalent Rights. Unless the Committee otherwise provides in an Award Agreement, holders of Restricted Share Units shall have no rights as shareholders of the Trust. The Committee may provide in an Award Agreement evidencing a grant of Restricted Share Units that the holder of such Restricted Share Units shall be entitled to receive, upon the payment of a cash dividend or distribution on outstanding Shares, or at any time thereafter, a Dividend Equivalent Right in accordance with Section 12.

10.5.2. Creditor’s Rights. A holder of Restricted Share Units shall have no rights other than those of a general creditor of the Trust. Restricted Share Units represent an unfunded and unsecured obligation of the Trust, subject to the terms and conditions of the applicable Award Agreement.

10.6        Termination of Service. Unless the Committee otherwise provides in an Award Agreement or in a written agreement with the Participant after the Award Agreement is issued, upon the termination of a Participant’s Service, any Restricted Shares or Restricted Share Units held by such Participant that have not vested, or with respect to which all applicable restrictions and conditions have not lapsed, shall immediately be deemed forfeited, except to the extent that such termination is due to death, Disability, or Retirement. Further, the Award Agreement may specify that the vested portion of the Award shall continue to be subject to the terms of any applicable transfer or other restriction. Unless the Committee otherwise provides in an Award Agreement or in a written agreement with the Participant after the Award Agreement is issued, if a Participant’s Service is terminated due to (i) death or Disability, any outstanding Award of Restricted Shares or Restricted Share Units shall be fully vested, and the Shares subject to such Awards shall be delivered in accordance with the terms of Section 10.7 below; or (ii) due to Retirement, any outstanding Award of Restricted Shares or Restricted Share Units shall be forfeited, subject to the Committee’s discretion to accelerate all or part of such Award, and the Shares subject to such Awards shall be delivered in accordance with the terms of Section 10.7 below; provided, however, in the case of any Award relating to Restricted Share Units, the Shares subject to such Award shall be delivered in accordance with their original vesting schedule. Notwithstanding the foregoing, in the event a Participant’s Service is terminated by the Trust without Cause or by a Participant for Good Reason within the one-year period following a Change in Control, any outstanding Award of Restricted Shares or Restricted Share Units shall become fully vested, and the Shares subject to such Awards shall be delivered in accordance with the terms of Section 10.7 below. Upon forfeiture of any Restricted Shares or Restricted Share Units, a Participant shall have no further rights with respect to such Award, including but not limited to any right to vote Restricted Shares or any right to receive dividends with respect to Restricted Shares or Restricted Share Units.

10.7     Delivery of Shares. Except as otherwise specified in an Award Agreement with respect to a particular Award of Restricted Shares or unless the Trust shall then have uncertificated Shares, within thirty (30) days of the expiration or termination of the Restricted Period, a certificate or certificates representing all Shares relating to such Award which have not been forfeited shall be delivered to the Participant or to the Participant’s beneficiary or estate, as the case may be. Except as otherwise specified with respect to a particular Award of Restricted Share Units or unless the Trust shall then have uncertificated Shares, within thirty (30) days of the satisfaction of the vesting criterion applicable to such Award, a certificate or certificates representing all Shares relating to such Award which have vested shall be issued or transferred to the Participant.

Section 11        TERMS AND CONDITIONS OF UNRESTRICTED SHARE AWARDS

The Committee may, in its sole discretion, grant (or sell at such purchase price determined by the Committee) an Unrestricted Share Award to any Participant pursuant to which such Participant may receive

Shares free of any restrictions (“Unrestricted Shares”) under the Plan. Unrestricted Share Awards may be granted or sold as described in the preceding sentence in respect of past services and other valid consideration, or in lieu of, or in addition to, any cash compensation due to such Participant.

Section 12        TERMS AND CONDITIONS OF DIVIDEND EQUIVALENT RIGHTS

12.1     Dividend Equivalent Rights. A Dividend Equivalent Right is an Award entitling the recipient to receive credits based on cash distributions that would have been paid on the Shares specified in the Dividend Equivalent Right (or other Award to which it relates) if such Shares had been issued to and held by the recipient. A Dividend Equivalent Right may be granted hereunder to any Participant, provided that any Award of Dividend Equivalent Rights that is a 409A Award shall comply with, or be exempt from, Code Section 409A. Dividend Equivalent Rights may not be granted hereunder relating to Shares which are subject to Options or Share Appreciation Rights. The terms and conditions of Dividend Equivalent Rights shall be specified in the Award. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional Shares, which may thereafter accrue additional equivalents. Any such reinvestment shall be at Fair Market Value on the date that the distribution otherwise would have been paid. Dividend Equivalent Rights may be settled in cash or Shares or a combination thereof, in a single installment or installments, all determined in the sole discretion of the Committee. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, unless such settlement would cause an Award that is otherwise exempt from Code Section 409A to become subject to Code Section 409A (e.g., in the case of a Non-Qualified Option). Such Dividend Equivalent Right shall expire or be forfeited or annulled under the same conditions as such other Award. A Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

12.2      Termination of Service. Except as may otherwise be provided by the Committee either in the Award Agreement or in a written agreement with the Participant after the Award Agreement is issued, a Participant’s rights in all Dividend Equivalent Rights shall automatically terminate upon the Participant’s termination of Service for any reason.

Section 13         TERMS AND CONDITIONS OF PERFORMANCE AWARDS

13.1      Performance Conditions. The right of a Participant to exercise or receive a grant or settlement of any Performance Award, and the timing thereof, may be subject to such corporate or individual performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce the amounts payable under any Award subject to performance conditions, except as limited under Section 13.2 hereof in the case of a Performance Award intended to qualify under Code Section 162(m).

13.2      Performance Awards Granted to Designated Covered Employees. If and to the extent that the Committee determines that a Performance Award to be granted to a Participant who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of pre-established performance goals and other terms set forth in this Section 13.2.

13.2.1. Performance Goals Generally. The performance goals for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 13.2. Performance goals shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance

Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

13.2.2. Business Criteria. One or more of the following business criteria for the Trust, on a consolidated basis, and/or specified Subsidiaries or business units of the Trust or the Trust (except with respect to the total shareholder return and earnings per share criteria), shall be used exclusively by the Committee in establishing performance goals for such Performance Awards: (1) total shareholder return (share price appreciation plus dividends), (2) net income, (3) earnings per share, (4) funds from operations, (5) funds from operations per share, (6) return on equity, (7) return on assets, (8) return on invested capital, (9) increase in the market price of Shares or other securities, (10) revenues, (11) net operating income, (12) comparable center net operating income, (13) operating margin (operating income divided by revenues), (14) earnings before interest, taxes, depreciation and amortization (EBITDA) or adjusted EBITDA, (15) the performance of the Trust in any one or more of the items mentioned in clauses (1) through (14) in comparison to the average performance of the companies used in a self-constructed peer group for measuring performance under an Award, or (16) the performance of the Trust in any one or more of the items mentioned in clauses (1) through (14) in comparison to a budget or target for measuring performance under an Award. Business criteria may be measured on an absolute basis or on a relative basis (i.e., performance relative to peer companies) and on a GAAP or non-GAAP basis.

13.2.3. Timing For Establishing Performance Goals. Performance goals shall be established, in writing, not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required for “performance-based compensation” under Code Section 162(m).

13.2.4. Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Shares, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, reduce the amount of a settlement otherwise to be made in connection with such Performance Awards. The Committee shall specify in the Award Agreement the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of Service by the Participant prior to the end of a performance period or settlement of Performance Awards. Notwithstanding the foregoing, unless the Committee otherwise provides in an Award Agreement, if a Participant’s service is terminated (i) for any reason other than death, Disability, Retirement, or in connection with a Change of Control (as described in this paragraph) any unvested and unearned portion of such Award shall be immediately forfeited; (ii) due to a Participant’s death or Disability, the Award shall be fully vested and settled at the end of the applicable performance period based on, and following, certification by the Committee regarding the achievement of the performance goals applicable to such Award; (iii) due to a Participant’s Retirement, any unvested and unearned portion of such Award shall be immediately forfeited subject to the Committee’s discretion to accelerate the vesting of such Award based on the actual achievement of any applicable performance goals; and (iv) due to a Participant’s termination by the Trust without Cause or by a Participant for Good Reason within the one-year period following a Change in Control, the Award shall be fully vested, being deemed to have vested at its target level.

13.3      Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award pool or potential individual Performance Awards and as to the achievement of performance goals relating to Performance Awards shall be made in writing in the case of any Award intended to qualify under Code Section 162(m).

13.4    Status of Section 13.2 Awards Under Code Section 162(m). It is the intent of the Trust that Performance Awards under Section 13.2 hereof granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Code Section 162(m) and regulations thereunder shall, if so designated by the Committee, constitute “qualified performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder. Accordingly, the terms of Section 13.2, including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of Performance Awards, as likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan or any agreement relating to such Performance Awards does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

13.5    Dividends or Dividend Equivalent Rights for Performance Awards. Notwithstanding anything to the foregoing herein, the right to receive dividends, Dividend Equivalent Rights or distributions with respect to a Performance Award shall only be granted to a Participant if and to the extent that the underlying Award is earned by the Participant.

Section 14       PARACHUTE LIMITATIONS.

Notwithstanding any other provision of this Plan or of any other agreement, contract, or understanding heretofore or hereafter entered into by a Participant with the Trust, RGI, RGLP, or a Subsidiary or affiliate of any of them, except an agreement, contract, policy or understanding hereafter entered into that expressly modifies or excludes application of this paragraph (an “Other Agreement”), and notwithstanding any formal or informal plan or other arrangement for the direct or indirect provision of compensation to the Participant (including groups or classes of Participants or beneficiaries of which the Participant is a member), whether or not such compensation is deferred, is in cash, or is in the form of a benefit to or for the Participant (a “Benefit Arrangement”), if the Participant is a “disqualified individual,” as defined in Section 280G(c) of the Code, any Option, Restricted Shares or Restricted Share Units held by that Participant and any right to receive any payment or other benefit under this Plan shall not become exercisable or vested (i) to the extent that such right to exercise, vesting, payment, or benefit, taking into account all other rights, payments, or benefits to or for the Participant under this Plan, all Other Agreements, and all Benefit Arrangements, would cause any payment or benefit to the Participant under this Plan to be considered a “parachute payment” within the meaning of Section 280G(b)(2) of the Code as then in effect (a “Parachute Payment”) and (ii) if, as a result of receiving a Parachute Payment, the aggregate after-tax amounts received by the Participant from the Trust under this Plan, all Other Agreements, and all Benefit Arrangements would be less than the maximum after-tax amount that could be received by the Participant without causing any such payment or benefit to be considered a Parachute Payment. In the event that the receipt of any such right to exercise, vesting, payment, or benefit under this Plan, in conjunction with all other rights, payments, or benefits to or for the Participant under any Other Agreement or any Benefit Arrangement would cause the Participant to be considered to have received a Parachute Payment under this Plan that would have the effect of decreasing the after-tax amount received by the Participant as described in clause (ii) of the preceding sentence, then the Participant shall have the right, in the Participant’s sole discretion, to designate those rights, payments, or benefits under this Plan, any Other Agreements, and any Benefit Arrangements that should be reduced or eliminated so as to avoid having the payment or benefit to the Participant under this Plan be deemed to be a Parachute Payment, provided that any such payment or benefit that is excluded from the coverage of Code Section 409A shall be reduced or eliminated prior to the reduction or elimination of any benefit that is related to a 409A Award.

Section 15        REQUIREMENTS OF LAW

15.1     General. The Trust shall not be required to sell, deliver or cause to be issued any Shares under any Award if the sale or issuance of such Shares would constitute a violation by the Participant, any other individual exercising an Option, or the Trust, RGI, RGLP of any provision of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. If at any time the Trust shall determine, in its discretion, that the listing, registration or qualification of any Shares subject to an Award upon any securities exchange or under any governmental regulatory body is necessary or desirable as a condition of, or in connection with, the issuance or purchase of shares hereunder, no Shares may be issued or sold to the

Participant or any other individual exercising an Option pursuant to such Award unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Trust, RGI, RGLP, and any delay caused thereby shall in no way affect the date of termination of the Award. Any determination in this connection by the Trust, RGI, RGLP shall be final, binding, and conclusive. The Trust may, but shall in no event be obligated to, cause to be registered any securities covered hereby pursuant to the Securities Act. The Trust shall not be obligated to take any affirmative action in order to cause the exercise of an Option or the issuance of Shares pursuant to the Plan to comply with any law or regulation of any governmental authority.

15.2     Rule 16b-3. During any time when the Trust has a class of equity security registered under Section 12 of the Exchange Act, it is the intent of the Trust that Awards pursuant to the Plan and the exercise of Options granted hereunder will qualify for the exemption provided by Rule 16b-3 under the Exchange Act. To the extent that any provision of the Plan or action by the Committee does not comply with the requirements of Rule 16b-3, it shall be deemed inoperative to the extent permitted by law and deemed advisable by the Committee and shall not affect the validity of the Plan. In the event that Rule 16b-3 is revised or replaced, the Board may exercise its discretion to modify this Plan in any respect necessary to satisfy the requirements of, or to take advantage of any features of, the revised exemption or its replacement.

Section 16        EFFECT OF CHANGES IN CAPITALIZATION

16.1     Changes in Shares. If the number of outstanding Shares is increased or decreased or the Shares are changed into or exchanged for a different number or kind of shares or other securities of the Trust on account of any recapitalization, reclassification, share split, reverse split, combination of shares, exchange of shares, share dividend or other distribution payable in capital stock, or other increase or decrease in such Shares effected without receipt of consideration by the Trust, occurring after the Effective Date, the number and kinds of Shares for which grants of Options and other Awards may be made under the Plan (including the individual limits) shall be adjusted proportionately and accordingly by the Trust. In addition, the number and kind of Shares for which Awards are outstanding shall be adjusted proportionately and accordingly so that the proportionate interest of the Participant immediately following such event shall, to the extent practicable, be the same as immediately before such event. Any such adjustment in outstanding Options or SARs shall not change the aggregate Option Price or SAR Exercise Price payable with respect to Shares that are subject to the unexercised portion of an outstanding Option or SAR, as applicable, but shall include a corresponding proportionate adjustment in the Option Price or SAR Exercise Price per Share; provided, however, that all adjustments shall be made in compliance with Code Section 409A. The conversion of any convertible securities of the Trust shall not be treated as an increase in Shares effected without receipt of consideration. Notwithstanding the foregoing, in the event of any distribution to the Trust’s shareholders of securities of any other entity or other assets (including an extraordinary cash dividend but excluding a non-extraordinary dividend payable in cash or in shares of the Trust) without receipt of consideration by the Trust, the Trust may, in such manner as the Trust deems appropriate, adjust (i) the number and kind of Shares subject to outstanding Awards and/or (ii) the exercise price of outstanding Options and Share Appreciation Rights to reflect such distribution.

16.2      Reorganization.

16.2.1. Trust is the Surviving Entity. Subject to Section 16.3 hereof, if the Trust shall be the surviving entity in any Reorganization, any then outstanding Option or SAR shall pertain to and apply to the securities to which a holder of the number of Shares subject to such Option or SAR would have been entitled immediately following such Reorganization, with a corresponding proportionate adjustment of the Option Price or SAR Exercise Price per share so that the aggregate Option Price or SAR Exercise Price thereafter shall be the same as the aggregate Option Price or SAR Exercise Price of the Shares remaining subject to the Option or SAR immediately prior to such Reorganization; provided, however, that all adjustments shall be made in compliance with Code Section 409A. Subject to any contrary language in an Award Agreement, any restrictions applicable to such Award shall apply as well to any replacement securities received by the Participant as a result of the

Reorganization. In the event of a Reorganization described in the preceding sentence, any outstanding Restricted Share Units shall be adjusted so as to apply to the securities that a holder of the number of Shares subject to the Restricted Share Units would have been entitled to receive immediately following such transaction; provided, however, that all adjustments shall be made in compliance with Code Section 409A.

16.2.2. Trust is not the Surviving Entity. Subject to Section 16.3 hereof, if the Trust shall not be the surviving entity in the event of any Reorganization, the Committee in its discretion may provide for the assumption or continuation of any outstanding Options, SARs, Restricted Shares and Restricted Share Units, or for the substitution for such Options, SARs, Restricted Shares and Restricted Share Units of new options, share appreciation rights, restricted shares and restricted shares units relating to the shares of stock of a successor entity, or a parent or subsidiary thereof, with appropriate adjustments as to the number of shares (disregarding any consideration that is not common shares) and option and share appreciation right exercise prices, in which event the outstanding Options, SARs, Restricted Shares and Restricted Share Units shall continue in the manner and under the terms (assumption or substitution) so provided. Appropriate adjustments shall be made in compliance with Code Section 409A, including the provisions of Treas. Reg. Section 1.409A-1(b)(5)(v)(D) regarding substitutions and assumptions of stock rights by reason of a corporate transaction. Notwithstanding the foregoing, in the event such successor entity (or a parent or subsidiary thereof) refuses to assume or substitute Awards as provided above, pursuant to a Reorganization described in this Section 16.2.2, such nonassumed or nonsubstituted Awards shall have their vesting accelerate as to all shares subject to such Award, with any Performance Awards being deemed to have vested at their target levels.

16.3      Change in Control.

16.3.1. Accelerated Vesting and Payment. Subject to the provisions of Section 16.3.2 below, in the event of a Change of Control all outstanding Awards shall be deemed to be vested, with any Performance Awards being deemed to have vested at their target levels. In connection with such a Change of Control, the Committee may, elect, in its sole discretion, to cancel any outstanding Awards of Options, Restricted Shares, Restricted Share Units, and/or SARs and pay or deliver, or cause to be paid or delivered, to the holder thereof an amount in cash or securities having a value (as determined by the Committee acting in good faith), in the case of Restricted Shares or Restricted Share Units, equal to the formula or fixed price per Share paid to holders of Shares and, in the case of Options or SARs, equal to the product of the number of Shares subject to the Option or SAR (the “Award Shares”) multiplied by the amount, if any, by which (I) the formula or fixed price per Share paid to holders of Shares pursuant to such transaction exceeds (II) the Option Price or SAR Exercise Price applicable to such Award Shares. Notwithstanding anything to the contrary contained in this Section 16.3, the treatment of any 409A Award in connection with a Change in Control shall be governed by Section 17 and the requirements of Code Section 409A.

16.3.2. Alternative Awards. Notwithstanding Section 16.3.1, no cancellation, acceleration of exercisability, vesting, cash settlement or other payment shall occur with respect to any Option, Share Appreciation Right, Restricted Share or Restricted Share Unit if the Committee reasonably determines in good faith prior to the occurrence of a Change of Control that such Award shall be honored or assumed, or new rights substituted therefor (such honored, assumed or substituted award hereinafter called an “Alternative Award”), by a Participant’s employer (or the parent or an affiliate of such employer) immediately following the Change of Control; provided that any such Alternative Award must:

(a)        Be based on stock which is traded on an established securities market;

(b)        Provide such Participant with rights and entitlements substantially equivalent to or better than the rights, terms and conditions applicable under such award, including, but not limited to, an identical or better exercise or vesting schedule and identical or better timing and methods of payment;

(c)        Have substantially equivalent economic value to such award (determined at the time of the Change of Control in accordance with principles applicable under Section 424 of the Internal Revenue Code);

(d)        Have terms and conditions which provide that in the event that a Participant’s Service is involuntarily terminated by the successor employer without Cause or by a Participant for Good Reason, in either case within the one-year period following the Change in Control, all of such Participant’s Option and/or SARs shall be deemed immediately and fully exercisable, the Restricted Period shall lapse as to each of such Participant’s outstanding Restricted Share or Restricted Share Unit Awards, and each such Alternative Award shall be settled for a payment per each share of stock subject to the Alternative Award in cash, in immediately transferable, publicly traded securities or in a combination thereof, in an amount equal to, in the case of an Option or SAR, the excess of the Fair Market Value of such stock on the date of the Participant’s termination of Service over the corresponding exercise or base price per share and, in the case of any Restricted Shares or Restricted Share Unit award, the Fair Market Value of the number of shares of Common Stock subject or related thereto; and

(e)        Solely with respect to any Performance Awards, be converted into restricted share awards at the target levels, with any new “restricted period” based on the remaining performance period previously applicable to such Performance Awards.

16.3.3. No Amendment. Notwithstanding Section 5.3, the provisions of this Section 16.3 may not be amended in any respect for two years following a Change of Control.

16.4      Adjustments. Adjustments under this Section 16 related to Shares or other securities of the Trust shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. No fractional Shares or other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding down to the nearest whole Share. The Committee shall determine the effect of a Change in Control upon Awards other than Options, SARs, Restricted Shares and Restricted Share Units and such effect shall be set forth in the appropriate Award Agreement. The Committee may provide in the Award Agreements at the Grant Date, or any time thereafter with the consent of the Participant, for different provisions to apply to an Award in place of those described in Sections 16.1, 16.2 and 16.3.

16.5      No Limitations on Trust. The making of Awards pursuant to the Plan shall not affect or limit in any way the right or power of the Trust, RGI, RGLP, or a Subsidiary or Affiliate of any of them to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure or to merge, consolidate, dissolve, or liquidate, or to sell or transfer all or any part of its business or assets.

Section 17          CODE SECTION 409A

17.1      Generally. This Plan and any Award granted hereunder is intended to comply with, or be exempt from, the provisions of Code Section 409A, and shall be interpreted and administered in a manner consistent with that intention.

17.2       409A Awards. The provisions of this Section 17 shall apply to any 409A Award or any portion an Award that is or becomes subject to Code Section 409A, notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award. 409A Awards include, without limitation:

17.2.1. Any Non-Qualified Option or SAR that permits the deferral of compensation other than the deferral of recognition of income until the exercise of the Award; and

17.2.2. Any other Award that either (i) provides by its terms for settlement of all or any portion of the Award on one or more dates following the Short-Term Deferral Period (as defined below), or (ii) permits or requires the Participant to elect one or more dates on which the Award will be settled.

Subject to any applicable U.S. Treasury Regulations promulgated pursuant to Section 409A or other applicable guidance, the term “Short-Term Deferral Period” means the period ending on the later of (i) the date that is 2 1/2 months from the end of the Company’s fiscal year in which the applicable portion of the Award is no longer subject to a “substantial risk of forfeiture”, or (ii) the date that is 2 1/2 months from the end of the Participant’s taxable year in which the applicable portion of the Award is no longer subject to a substantial risk of forfeiture. For this purpose, the term “substantial risk of forfeiture” shall have the meaning set forth in any applicable U.S. Treasury Regulations promulgated pursuant to Code Section 409A or other applicable guidance.

17.3      Deferral and/or Payment Elections. Except as otherwise permitted or required by Section 409A or any applicable Treasury Regulations promulgated pursuant to Code Section 409A or other applicable guidance, the following rules shall apply to any deferral and/or payment elections (each, an “Election”) that may be permitted or required by the Committee pursuant to a 409A Award:

17.3.1. All Elections must be in writing and specify the amount of the payment in settlement of an Award being deferred, as well as the time and form of payment as permitted by this Plan;

17.3.2. All Elections shall be made by the end of the Participant’s taxable year prior to the year in which services commence for which an Award may be granted to such Participant; provided, however, that if the Award qualifies as “performance-based compensation” for purposes of Code Section 409A and is based on services performed over a period of at least twelve (12) months, then the Election may be made no later than six (6) months prior to the end of such period; and

17.3.3. Elections shall continue in effect until a written election to revoke or change such Election is received by the Company, except that a written election to revoke or change such Election must be made prior to the last day for making an Election determined in accordance with Section 17.3.2 above or as permitted by Section 17.4.

17.4      Subsequent Elections. Any 409A Award which permits a subsequent Election to delay the payment or change the form of payment in settlement of such Award shall comply with the following requirements:

17.4.1. No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;

17.4.2. Each subsequent Election related to a payment in settlement of an Award not described in Section 17.5.2, 17.5.3 or 17.5.6 must result in a delay of the payment for a period of not less than five (5) years from the date such payment would otherwise have been made; and

17.4.3. No subsequent Election related to a payment pursuant to Section 17.5.4 shall be made less than twelve (12) months prior to the date of the first scheduled installment relating to such payment.

17.5      Payments Pursuant to Deferral Elections. No payment in settlement of a 409A Award may commence earlier than:

17.5.1. Separation from service (as determined pursuant to Treasury Regulations or other applicable guidance);

17.5.2. The date the Participant becomes Disabled;

17.5.3. Death;

17.5.4. A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of an Award and set forth in the Award Agreement evidencing such Award, or (ii) specified by the Participant in an Election complying with the requirements of Section 17.3 and/or 17.4, as applicable;

17.5.5. To the extent provided by Treasury Regulations promulgated pursuant to Code Section 409A or other applicable guidance, a change in the ownership or effective control or the Company or in the ownership of a substantial portion of the assets of the Company; or

17.5.6. The occurrence of an Unforeseeable Emergency.

Notwithstanding anything else herein to the contrary, to the extent that a Participant is a “Specified Employee” (as determined in accordance with the requirements of Code Section 409A), no payment pursuant to Section 17.5.1 in settlement of a 409A Award may be made before the date which is six (6) months after such Participant’s date of Separation from Service, or, if earlier, the date of the Participant’s death.

17.6      Unforeseeable Emergency. The Committee shall have the authority to provide in the Award Agreement evidencing any 409A Award for payment in settlement of all or a portion of such Award in the event that a Participant establishes, to the satisfaction of the Committee, the occurrence of an Unforeseeable Emergency (as defined in Code Section 409A). In such event, the amount(s) distributed with respect to such Unforeseeable Emergency cannot exceed the amounts necessary to satisfy such Unforeseeable Emergency plus amounts necessary to pay taxes reasonably anticipated as a result of such payment(s), after taking into account the extent to which such hardship is or may be relieved through reimbursement or compensation by insurance or otherwise or by liquidation of the Participant’s assets (to the extent the liquidation of such assets would not itself cause severe financial hardship). All payments with respect to an Unforeseeable Emergency shall be made in a lump sum as soon as practicable following the Committee’s determination that an Unforeseeable Emergency has occurred. The occurrence of an Unforeseeable Emergency shall be judged and determined by the Committee. The Committee’s decision with respect to whether an Unforeseeable Emergency has occurred and the manner in which, if at all, the payment in settlement of an Award shall be altered or modified, shall be final, conclusive, and not subject to approval or appeal.

17.7      No Acceleration of Payments. Notwithstanding anything to the contrary herein, this Plan does not permit the acceleration of the time or schedule of any payment under this Plan in settlement of a 409A Award, except as provided by Code Section 409A and/or Treasury Regulations promulgated pursuant to Code Section 409A or other applicable guidance.

Section 18         GENERAL PROVISIONS

18.1      Disclaimer of Rights. No provision in the Plan or in any Award or Award Agreement shall be construed to confer upon any individual the right to remain in the employ or service of the Trust, RGI, RGLP, or a Subsidiary or Affiliate of any of them, or to interfere in any way with any contractual or other right or authority of the Trust, RGI, RGLP, or a Subsidiary or Affiliate of any of them either to increase or decrease the compensation or other payments to any individual at any time, or to terminate any employment or other relationship between any individual and the Trust, RGI, RGLP, or a Subsidiary or Affiliate of any of them. In addition, notwithstanding anything contained in the Plan to the contrary, unless otherwise stated in the applicable Award Agreement, no Award granted under the Plan shall be affected by any change of duties or position of the Participant, so long as such Participant continues to be a Trustee, officer, consultant or employee of the Trust, RGI, RGLP, or a Subsidiary or Affiliate of any of them. The obligation of the Trust to pay any benefits pursuant to this Plan shall be interpreted as a contractual obligation to pay only those amounts described herein, in the manner and under the conditions prescribed herein. The Plan shall in no way be interpreted to require the Trust to transfer any amounts to a third party or otherwise hold any amounts in trust or escrow for payment to any Participant or beneficiary under the terms of the Plan.

18.2      Nonexclusivity of the Plan. Neither the adoption of the Plan nor the submission of the Plan to the Trust’s shareholders for approval shall be construed as creating any limitations upon the right and authority of the Board to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or particular individuals) as the Board in its discretion determines desirable, including, without limitation, the granting of options otherwise than under the Plan.

18.3        Withholding Taxes. The Trust, RGI, RGLP, or a Subsidiary or Affiliate of any of them, as the case may be, shall have the right to deduct from payments of any kind otherwise due to a Participant any federal, state, or local taxes of any kind required by law to be withheld with respect to the vesting of or other lapse of restrictions applicable to an Award or upon the issuance of any Shares upon the exercise of an Option or pursuant to an Award. At the time of such vesting, lapse, or exercise, the Participant shall pay to the Trust, RGI, RGLP, or a Subsidiary or Affiliate of any of them, as the case may be, any amount that the Trust, RGI, RGLP, or a Subsidiary or Affiliate of any of them may reasonably determine to be necessary to satisfy such withholding obligation. The Trust may elect to, or may cause RGI, RGLP, or a Subsidiary or Affiliate of any of them, to withhold Shares otherwise issuable to the Participant in satisfaction of a Participant’s withholding obligations at the statutory minimum withholding rate. Subject to the prior approval of the Trust, which may be withheld by the Trust in its sole discretion, the Participant may elect to satisfy such obligations, in whole or in part, by delivering to the Trust, RGI, RGLP, or a Subsidiary or Affiliate of any of them Shares already owned by the Participant, which Shares, if acquired from the Trust, shall have been held for at least six months at the time of tender. Any Shares so delivered or withheld shall have an aggregate Fair Market Value equal to such withholding obligations at the statutory minimum withholding rate. The Fair Market Value of the Shares used to satisfy such withholding obligation shall be determined by the Trust as of the date that the amount of tax to be withheld is to be determined. A Participant who has made an election pursuant to this Section 18.3 to deliver Shares may satisfy his/her withholding obligation only with Shares that are not subject to any repurchase, forfeiture, unfulfilled vesting, or other similar requirements.

18.4        Captions. The use of captions in this Plan or any Award Agreement is for the convenience of reference only and shall not affect the meaning of any provision of the Plan or such Award Agreement.

18.5        Other Provisions. Each Award granted under the Plan may contain such other terms and conditions not inconsistent with the Plan as may be determined by the Committee, in its sole discretion.

18.6        Number and Gender. With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, etc., as the context requires.

18.7        Severability. If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

18.8        Governing Law. The validity and construction of this Plan and the instruments evidencing the Awards hereunder shall be governed by the laws of the State of Michigan, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Plan and the instruments evidencing the Awards granted hereunder to the substantive laws of any other jurisdiction.

18.9        Complete Statement of Plan. This document is a complete statement of the Plan.

* * *

As adopted and approved by the Board as of April 25, 2012, subject to approval of the Plan by the shareholders of the Trust as set forth in this Plan.

RAMCO-GERSHENSON PROPERTIES TRUST 31500 NORTHWESTERN HIGHWAY SUITE 300 FARMINGTON HILLS, MI 48334	VOTE BY INTERNET
Before The Meeting - Go to www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 5, 2012. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/rpt
You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.
VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 5, 2012. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS

If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

      TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M45921-P20236 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RAMCO-GERSHENSON PROPERTIES TRUST		For	Withhold	For All	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Trustees recommends you vote FOR the following:		All	All	Except
1.	Election of Trustees	☐	☐	☐
Nominees:
01) Arthur H. Goldberg 04) Matthew L. Ostrower
02) Mark K. Rosenfeld 05) Joel M. Pashcow
03) Stephen R. Blank 06) David J. Nettina
The Board of Trustees recommends you vote FOR the following proposals:							For	Against	Abstain
2.	Ratification of the appointment of Grant Thornton LLP as the Trust’s independent registered public accounting firm for 2012.						☐	☐	☐
3.	Approval of 2012 Omnibus Long-Term Incentive Plan.						☐	☐	☐
4.	Advisory approval of the compensation of our named executive officers.						☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

2012 Proxy Statement and 2011 Annual Report are available at www.proxyvote.com.

M45922-P20236

RAMCO-GERSHENSON PROPERTIES TRUST

PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS

June 6, 2012

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of Ramco-Gershenson Properties Trust (the “Trust”) hereby appoints DENNIS E. GERSHENSON and GREGORY R. ANDREWS, or either of them, each with full power of substitution, as proxies of the undersigned to vote all common shares of beneficial interest of the Trust which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Trust to be held on Wednesday, June 6, 2012, 10:00 a.m., Eastern Time, at the Offices of Ramco-Gershenson Properties Trust, 31500 Northwestern Highway, Suite 300, Farmington Hills, MI 48334 and all adjournments or postponements thereof, and to otherwise represent the undersigned at the annual meeting with all the powers possessed by the undersigned if personally present at the meeting. The undersigned revokes any proxy previously given to vote at such meeting. The undersigned hereby instructs said proxies or their substitutes to vote as specified on the reverse side of this card on each of the listed matters and in accordance with their judgment on any other matters which may properly come before the meeting or any adjournment or postponement thereof.

This proxy, when properly executed, will be voted as directed. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES IN PROPOSAL 1, AND FOR PROPOSALS 2, 3 AND 4.

Continued and to be signed on reverse side